Aetna Variable Annuity Funds

                                   BUILD FOR
                               RETIREMENT. MANAGE
                                 FOR LIFE.(SM)


                                      1998
                                     Annual
                                     Report




                                                        [Aetna Logo]
ANN.INDEX-98(3/99)                                        Retirement Services(R)

                               PRESIDENT'S LETTER





Dear Valued Shareholder,

Thank you for investing in Aetna Variable Funds. Since you have many other investment options from which to choose, we truly appreciate the confidence you've placed in us to help you reach your investment goals. While the enclosed annual report will give you a detailed review of the funds you have selected, I'd like to share a few observations about the market in general and some specific news about the funds and their adviser, Aeltus Investment Management, Inc.

The past twelve months have been memorable both for the stock market and the U.S. economy overall. It was a year of ups and downs in the market, with a record high in July, followed by a severe correction during the third quarter.
 Market volatility achieved and sustained levels not seen since the aftershocks of the Crash of '87. Despite this volatility, there was plenty of good news.
 The American economy was generally healthy, with low interest and inflation rates, a reduced federal budget deficit and unemployment levels that registered at lows not seen in many years. In addition, wages continued to grow and consumer confidence held steady. All of these positive factors have allowed the U.S. stock market to recoup the ground lost during the correction, despite ongoing economic problems in Asia, Russia and Latin America.

Even with so much happening "on the street," the past year was equally exciting and productive for Aeltus and the funds. Six new Aetna Variable Funds were added, opening up new opportunities for investors like you to diversify your portfolios across a broader range of asset classes and investment styles. The names of certain funds were changed to more clearly reflect their investment styles, as presented below,

             Former Name                        Current Name
             -----------                        ------------
        Aetna Income Shares                     Aetna Bond VP
Aetna Investment Advisers Fund, Inc.       Aetna Balanced VP, Inc.
     Aetna Variable Encore Fund             Aetna Money Market VP
        Aetna Variable Fund              Aetna Growth and Income VP


In addition, we have been actively assessing and updating Aeltus' computer systems with respect to "Year 2000" dating issues so they will be able to adequately perform their intended functions after 1999. We look forward to completing remediation and testing of all relevant systems by mid-1999.

Today, with over $49 billion in assets under management, Aeltus is one of the country's largest investment management firms. That's important for investors, because it represents the kind of size and strength that will allow us to continue refining our existing investment management services and products, adding new ones, and growing our staff to serve valued shareholders like you.

Thank you for your continued confidence in the Aetna Variable Funds and Aeltus Investment Management, Inc. We look forward to a mutually prosperous new year.

Sincerely,

[Graphic of Signature of J. Scott Fox]

J. Scott Fox
President

TABLE OF CONTENTS
President's Letter.....................................................    i
INDEX PLUS PORTFOLIOS:
Investment Review......................................................    1
Portfolios of Investments:
 Aetna Index Plus Bond VP..............................................   10
 Aetna Index Plus Large Cap VP.........................................   12
 Aetna Index Plus Mid Cap VP...........................................   18
 Aetna Index Plus Small Cap VP.........................................   22
Statements of Assets and Liabilities...................................   28
Statements of Operations...............................................   30
Statements of Changes in Net Assets....................................   32
Notes to Financial Statements..........................................   36
Additional Information.................................................   41
Financial Highlights...................................................   42
Independent Auditors' Report...........................................   46
GENERATION PORTFOLIOS:
Investment Review......................................................   47
Portfolios of Investments:
 Aetna Ascent VP.......................................................   52
 Aetna Crossroads VP...................................................   59
 Aetna Legacy VP.......................................................   66
Statements of Assets and Liabilities...................................   73
Statements of Operations...............................................   74
Statements of Changes in Net Assets....................................   75
Notes to Financial Statements..........................................   78
Additional Information.................................................   87
Financial Highlights...................................................   88
Independent Auditors' Report...........................................   91

                                                        Aetna Index Plus Bond VP
                                                             Growth of $10,000

[Begin Line Chart]

                                                 Lehman Brothers
                Aetna Index Plus Bond VP      Aggregate Bond Index
                ------------------------      --------------------
12/18/97                 10,000                      10,000
12/31/97                 10,031                      10,046
                         10,182                      10,200
                         10,409                      10,439
                         10,761                      10,881
12/31/98                 10,851                      10,918

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------

 Inception Date    1 Year    Inception
------------------------------------------
    12/18/97       8.17%       8.20%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                            AETNA INDEX PLUS BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Bond VP (Index Plus Bond) generated a 8.17% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 8.69% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The most significant factor influencing the performance of the Portfolio during 1998 was the performance of the corporate bond market. The Portfolio's strategy incorporates a 25% overweight in corporate bonds. Corporate bonds modestly underperformed U.S. Treasuries during the first half of 1998, but severely underperformed in the third quarter. Recession fears and the unwinding of hedge fund holdings caused corporate bond spreads to widen dramatically. During the fourth quarter, corporate bonds had a weak start, but ended the quarter modestly better. Corporate bonds had their worst performance in a decade.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio's overweight position in corporate bonds, in particular finance company holdings and specific foreign bond holdings, performed poorly in the context of a weak corporate bond environment.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The U.S. economy is widely expected to slow in 1999 to its long-term average growth rate of 2.3%. A cooling from 1998's robust growth is premised on a decline in consumer spending and business investment, but Europe and Asia may see stronger


                                                     See Definition of Terms.  1
growth in 1999, which would help offset the drag on the U.S. from lower domestic consumption and investment.

The largest risks continue to be posed by the possibilities of a material correction in the U.S. stock market, or a financial collapse of a significant Asian or Latin American economy. Thus, constant monitoring of economic conditions and careful selection of individual bonds will continue to be critical in the months ahead.

-------------------------------------------
QUALITY RATINGS
-------------------------------------------
 AAA                               58.2%
 AA                                 1.7%
 A                                 19.4%
 BBB                               19.2%
 BB                                 1.5%


-------------------------------------------
MATURITY DISTRIBUTION
-------------------------------------------
 0 - 1 years                       7.7%
 1 - 5 years                      28.9%
 5 - 10 years                     12.9%
10 - 20 years                     18.8%
20 + years                        31.7%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


2  See Definition of Terms.

                                                   Aetna Index Plus Large Cap VP
                                                             Growth of $10,000

[Begin Line Chart]

                Aetna Index Plus Large Cap VP      S&P 500 Index
                -----------------------------      -------------
09/16/96                   10,000                      10,000
09/30/96                   10,069                      10,276
12/31/96                   10,964                      11,053
                           11,246                      10,834
                           13,272                      13,067
                           14,285                      14,045
12/31/97                   14,680                      14,448
                           16,759                      16,464
                           17,420                      17,007
                           15,728                      15,315
12/31/98                   19,319                      18,577

[End Line Chart]


      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------

 Inception Date    1 Year    Inception
------------------------------------------
   09/16/96        31.60%      33.32%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                         AETNA INDEX PLUS LARGE CAP VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Large Cap VP (Index Plus Large Cap) generated a 31.60% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(b), returned 28.57% for the same period. Among variable annuity large blend stock funds tracked by Morningstar, Inc., the Portfolio ranked in the top 9% (out of 662 funds) for the one year period ended December 31, 1998.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The size effect persisted throughout the year (large stocks did better than smaller stocks). The Portfolio once again benefited from this effect because our model continued to rate larger issues more favorably and consequently overweighted them in the Portfolio. It should be noted that these issues were not favored because they were large per se, but because they generally scored well on attributes such as low price to earnings, relative performance and earnings momentum, all of which are important determinants in predicting which stocks are likely to do well.

Another trend that affected the performance of the Portfolio in 1998 was the enormous disparity between the returns of so-called growth stocks relative to value stocks. The stocks in the S&P 500 with the lowest price relative to their book value (the criterion used to create S&P/Barra style indexes) underperformed the alternative by over 7%. The Portfolio benefited from this large dispersion because our model rated growth issues more favorably and consequently overweighted them.


                                                     See Definition of Terms.  3

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio benefited from an underweight position in the energy sector for most of 1998 as oil prices plummeted to an all-time low (adjusted for inflation) during the year. Conversely, performance was adversely affected by a relatively low weight in finance sector, which outperformed during the fourth quarter.

WHAT IS YOUR OUTLOOK GOING FORWARD?

In 1998, as fears of disinflation took root, the market favored long duration assets such as long-term bonds or other long dated assets in order to lock in the current economic rent for money (usually in the form of a high coupon). The longest duration asset class that exists is a true growth company -- a company that can grow its earnings regardless of the environment is an extremely valuable asset. The multiple you would pay for such an asset in a deflationary environment is huge. In 1998, people paid dearly for growth due to a pervasive fear of deflation and global economic malaise. If, in 1999, the world economy is stronger and there is a shift in perception about the world economy, this trend may reverse. However, the evidence of a turn right now is tenuous at best.


PORTFOLIO SECTOR BREAKDOWN:

------------------------------------------------------------------
                                 % OF
                                COMMON   % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS      500        WEIGHTING
------------------------------------------------------------------
Basic Materials                   2.2%      3.1%        (0.9)%
Commercial Services               1.7%      1.8%        (0.1)%
Consumer Discretionary           12.7%     12.3%         0.4%
Consumer Non-Discretionary        6.8%      9.4%        (2.6)%
Energy                            4.7%      6.9%        (2.2)%
Finance                          13.9%     15.7%        (1.8)%
Healthcare                       12.7%     12.3%         0.4%
Manufacturing                     9.8%      9.7%         0.1%
Technology                       20.6%     18.1%         2.5%
Utilities                        14.9%     10.7%         4.2%

--------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------
Microsoft Corp.                           4.5%
General Electric Co.                      2.9%
Intel Corp.                               2.9%
Wal-Mart Stores, Inc.                     2.6%
International Business Machines Corp.     2.5%
Lucent Technologies, Inc.                 2.1%
Merck & Co., Inc.                         2.0%
Cisco Systems                             1.7%
Exxon Corp.                               1.5%
Eli Lilly & Co.                           1.4%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


4  See Definition of Terms.

                                                     Aetna Index Plus Mid Cap VP
                                                             Growth of $10,000

[Begin Line Chart]

                Aetna Index Plus Mid Cap VP        S&P Midcap 400 Index
                ---------------------------        --------------------
12/16/97                 10,000                          10,000
12/31/97                 10,348                          10,390
                         11,459                          11,535
                         11,339                          11,288
                          9,958                           9,655
12/31/98                 12,862                          12,377

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*

------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
   12/16/97        24.30%      27.35%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                          AETNA INDEX PLUS MID CAP VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Mid Cap VP (Index Plus Mid Cap) generated a 24.30% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) Midcap 400 Index(c), returned 19.11% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

One trend that affected the performance of the Portfolio in 1998 was the enormous disparity between the returns of so-called growth stocks relative to value stocks. The stocks in the S&P Midcap 400 with the lowest price relative to their book value (the criterion used to create the S&P/Barra style indexes) underperformed the alternative by an amazing 30.2%. The Portfolio benefited from this large dispersion because the model used to evaluate the stocks in the S&P Midcap 400 rated growth issues more favorably and consequently overweighted them in the Portfolio. It should be noted that these issues were not favored because they were growth stocks, but because they generally scored well on attributes such as low price to earnings, relative performance and earnings momentum, all of which are important determinants in predicting which stocks are likely to do well.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio benefited from an underweight position in the energy sector as oil prices plummeted to an all-time low (adjusted for inflation) during 1998. The energy sector was the worst performing sector for the quarter as well as for the year. Over the past year, the S&P Midcap 400 has been dominated by America Online, Inc. (AOL). This stock had almost twice the weight of the next closest stock in the index, due to its extraordinary appreciation in 1998. The Portfolio benefited from an overweight position in this stock for most of 1998. However, on the final trading day of the 1998, S&P moved AOL out of the S&P



                                                     See Definition of Terms.  5

Midcap 400 and into the S&P 500, forcing its sale since this Portfolio will only hold stocks in the S&P Midcap 400.

WHAT IS YOUR OUTLOOK GOING FORWARD?

In 1998, as fears of disinflation took root, the market favored long duration assets such as long-term bonds or other long dated assets in order to lock in the current economic rent for money (usually in the form of a high coupon). The longest duration asset class that exists is a true growth company -- a company that can grow its earnings regardless of the environment is an extremely valuable asset in a deflationary environment. In 1998, people paid dearly for growth due to a pervasive fear of deflation and global economic malaise. If, in 1999, the world economy is stronger and there is a shift in perception about the world economy, this trend may reverse. However, the evidence of a turn right now is tenuous at best.


PORTFOLIO SECTOR BREAKDOWN:

--------------------------------------------------------------------
                                 % OF
                                COMMON    % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS   MIDCAP 400     WEIGHTING
--------------------------------------------------------------------
Basic Materials                   3.0%      5.6%         (2.6)%
Commercial Services               5.1%      6.7%         (1.6)%
Consumer Discretionary           12.5%     14.8%         (2.3)%
Consumer Non-Discretionary        2.9%      3.4%         (0.5)%
Energy                            4.3%      5.4%         (1.1)%
Finance                          14.5%     14.3%          0.2%
Healthcare                       11.2%     11.6%         (0.4)%
Manufacturing                    10.4%     11.2%         (0.8)%
Technology                       20.6%     15.3%          5.3%
Utilities                        15.5%     11.7%          3.8%


------------------------------------------------
                                      % OF NET
TOP TEN EQUITY HOLDINGS                ASSETS
------------------------------------------------
America Online, Inc.                    6.4%
Compuware Corp.                         2.6%
AFLAC, Inc.                             2.2%
Solectron Corp.                         2.1%
Lexmark International Group, Inc.       1.4%
McKesson Corp.                          1.4%
Century Telephone Enterprises, Inc.     1.3%
Best Buy Co., Inc.                      1.1%
Biogen, Inc.                            1.1%
Allegiance Corp.                        0.9%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


6  See Definition of Terms.

                                                   Aetna Index Plus Small Cap VP
                                                             Growth of $10,000

[Begin Line Chart]

                Aetna Index Plus Small Cap VP       S&P Smallcap 600 Index
                -----------------------------       ----------------------
12/19/97                   10,000                          10,000
12/31/97                   10,430                          10,403
                           11,441                          11,555
                           10,901                          11,040
                            8,749                           8,731
12/31/98                   10,289                          10,268

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*

------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
   12/19/97        -1.35%      2.80%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                         AETNA INDEX PLUS SMALL CAP VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Index Plus Small Cap VP (Index Plus Small Cap) generated a -1.35% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) Smallcap 600 Index(d), returned -1.30% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The quantitative models we use in this Portfolio were conflicting during the fourth quarter since they look for positive momentum and good value, but the stocks that did the best had very negative momentum and poor value. This is not atypical behavior of stocks coming out of a bear market and small cap stocks certainly qualified for that designation after the third quarter. However, the rebound happened so fast we did not have enough time to reposition the Portfolio.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio benefited from an underweight position in the energy sector as oil prices plummeted to an all-time low (adjusted for inflation) during the year.
 The energy stocks in the S&P Smallcap 600 lost almost half of their value during 1998 -- it was by far the worst performing sector for the fourth quarter as well as for the year. The Portfolio's underweight position in technology hurt performance in the fourth quarter.


                                                     See Definition of Terms.  7

WHAT IS YOUR OUTLOOK GOING FORWARD?

In 1998, as fears of disinflation took root, the market favored long duration assets such as long-term bonds or other long dated assets in order to lock in the current economic rent for money (usually in the form of a high coupon). The longest duration asset class that exists is a true growth company -- a company that can grow its earnings regardless of the environment is an extremely valuable asset in a deflationary environment. In 1998, people paid dearly for growth due to a pervasive fear of deflation and global economic malaise. If, in 1999, the world economy is stronger and there is a shift in perception about the world economy, this trend may reverse. However, the evidence of a turn right now is tenuous at best.


PORTFOLIO SECTOR BREAKDOWN:

---------------------------------------------------------------------
                                 % OF
                                COMMON     % OF S&P     OVER/(UNDER)
SECTOR                          STOCKS   SMALLCAP 600     WEIGHTING
---------------------------------------------------------------------
Basic Materials                   4.0%       3.7%           0.3%
Commercial Services              10.4%       9.4%           1.0%
Consumer Discretionary           22.2%      20.3%           1.9%
Consumer Non-Discretionary        2.9%       3.0%          (0.1)%
Energy                            4.7%       4.7%            --%
Finance                          16.0%      16.1%          (0.1)%
Healthcare                       10.6%      11.1%          (0.5)%
Manufacturing                    10.3%      10.9%          (0.6)%
Technology                       14.7%      17.9%          (3.2)%
Utilities                         4.2%       2.9%           1.3%


----------------------------------------------
                                    % OF NET
TOP TEN EQUITY HOLDINGS              ASSETS
----------------------------------------------
Sanmina Corp.                         1.5%
Medimmune, Inc.                       1.3%
Mohawk Industries, Inc.               1.2%
Devry, Inc.                           1.0%
Valassis Communications, Inc.         1.0%
SEI Investments Co.                   0.9%
American Management Systems, Inc.     0.8%
Comair Holdings, Inc.                 0.8%
Novellus Systems, Inc.                0.8%
Vitesse Semiconductor Corp.           0.8%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


8  See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. corporate, government and mortgage bonds.
(b) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.
(c) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.
(d) The Standard & Poor's (S&P) Smallcap 600 Index is a value-weighted, unmanaged index of 600 common stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS BOND

================================================================================

                                          PRINCIPAL             MARKET
                                           AMOUNT               VALUE
                                          ---------           ----------
LONG-TERM BONDS AND NOTES (102.7%)
CORPORATE BONDS (43.0%)
ELECTRIC AND TELEPHONE BONDS
AirTouch Communications, Inc.,
 7.13%, 07/15/01 .....................    $ 250,000          $   259,757
MCI WorldCom, Inc., 6.95%, 08/15/28 ..      150,000              161,046
Puget Sound Energy, Inc., 7.02%,
 12/01/27.............................      250,000              265,395
                                                             -----------
                                                                 686,198
                                                             -----------
FINANCIAL BONDS
Associates Corp. N.A., 6.88%, 11/15/08      200,000              216,426
Capital One Bank, 6.83%, 05/17/99 ....      385,000              386,351
Chase Manhatten Corp., 7.13%, 06/15/09      200,000              219,056
Citigroup Inc., 7.88%, 05/15/25 ......      225,000              260,836
First Maryland Bancorp, 8.38%,
 05/15/02.............................      300,000              324,594
Ford Motor Credit Corp., 5.75%,
 01/25/01.............................      250,000              252,165
Homeside Lending Inc., 6.86%, 07/02/01      250,000              256,300
Ikon Capital Resources, 6.52%,
 10/29/99.............................      375,000              377,708
International Lease Finance Corp.,
 6.38%, 01/18/00 .....................      300,000              302,625
Paine Webber Group Inc., 9.18%,
 03/12/99.............................      300,000              302,091
Salomon Smith Barney Holdings,
 6.63%, 11/15/03 .....................      250,000              257,185
                                                             -----------
                                                               3,155,337
                                                             -----------
FOREIGN AND SUPRANATIONALS
Panama (Republic of), 7.88%, 02/13/02
 ++ ..................................      250,000              238,125
                                                             -----------
FOREIGN BONDS
Celulosa Arauco Constitution, 7.50%,
 09/15/17.............................       50,000               37,220
Cia. Transporte Energia, 8.63%,
 04/01/03 ++..........................      250,000              228,750
Quebec Province, 7.50%, 07/15/02 .....      300,000              318,702
                                                             -----------
                                                                 584,672
                                                             -----------
OTHER PUBLIC CORPORATE BONDS
Conrail, Inc., 9.75%, 06/01/00 .......      130,000              136,522
Crown Cork & Seal Co., Inc., 6.75%,
 04/15/03.............................      300,000              302,352
Dayton Hudson Co., 6.63%, 03/01/03 ...      175,000              181,659
Dayton Hudson Co., 9.75%, 07/01/02 ...      100,000              113,001
Federated Department Stores, Inc.,
 8.13%, 10/15/02 .....................      200,000              215,586
Lockheed Martin Corp., 7.25%, 05/15/06      210,000              227,201
Rite Aid Corp., 5.50%, 12/15/00 ......      200,000              199,560
Royal Caribbean, 8.25%, 04/01/05 .....      140,000              149,517
Sears Roebuck Acceptance, 7.05%,
 09/17/01.............................      300,000              310,545
                                                             -----------
                                                               1,835,943
                                                             -----------
TOTAL CORPORATE BONDS (COST $6,434,226)                        6,500,275
                                                             -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (33.9%)
Federal Home Loan Mortgage Corp.,
 6.00%, 12/01/12 .....................      120,533              120,948
Federal Home Loan Mortgage Corp.,
 6.50%, 12/01/27 .....................      944,899              951,986
Federal Home Loan Mortgage Corp.,
 7.00%, 05/01/28 .....................      149,131              152,114
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/27 .....................      590,205              606,620

                                          PRINCIPAL             MARKET
                                           AMOUNT               VALUE
                                          ---------           ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal Home Loan Mortgage Corp.,
 9.00%, 07/01/16 - 09/01/16...........    $  73,524          $    77,568
Federal National Mortgage Association,
 4.75%, 11/14/03 .....................      450,000              444,235
Federal National Mortgage Association,
 6.00%, 07/01/13 - 10/01/12...........      198,732              197,702
Federal National Mortgage Association,
 6.50%, 12/01/12 .....................      736,591              747,410
Federal National Mortgage Association,
 7.00%, 05/01/28 - 07/01/28...........      242,118              246,960
Federal National Mortgage Association,
 7.50%, 04/01/28 .....................      115,144              118,346
Government National Mortgage
 Association, 6.50%, 10/15/28 ........      181,441              183,426
Government National Mortgage
 Association, 7.00%, 03/15/27 -
 05/15/28.............................      342,704              350,949
Government National Mortgage
 Association, 7.50%, 10/15/22 ........       62,245               64,249
Government National Mortgage
 Association, 8.00%, 04/15/17 -
 08/15/17.............................      384,244              399,613
Government National Mortgage
 Association, 9.50%, 08/15/21 ........      429,184              463,653
                                                             -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   5,125,779
 SECURITIES (COST $5,092,672)
                                                             -----------
U.S. GOVERNMENT OBLIGATIONS (25.8%)
U.S. Treasury Bond, 6.13%, 08/15/07 ..      525,000              573,400
U.S. Treasury Bond, 6.50%, 11/15/26 ..       50,000               58,203
U.S. Treasury Bond, 6.75%, 08/15/26 ..      200,000              239,594
U.S. Treasury Bond, 7.25%, 05/15/16 ..      690,000              835,873
U.S. Treasury Bond, 8.13%, 05/15/21 ..      550,000              741,983
U.S. Treasury Bond, 11.75%, 11/15/14 .      135,000              209,903
U.S. Treasury Note, 5.75%, 08/15/03 ..      175,000              182,739
U.S. Treasury Note, 10.75%, 08/15/05 .      471,000              628,196
U.S. Treasury Note, 11.25%, 02/15/15 .      120,000              198,506
U.S. Treasury Strip, Zero Coupon,
 08/15/05.............................      308,000              225,207
                                                             -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,708,126)            3,893,604
                                                             -----------
TOTAL LONG-TERM BONDS AND NOTES (COST $15,235,024)            15,519,658
                                                             -----------
SHORT-TERM INVESTMENTS (1.0%)
Student Loan Marketing, 4.28%,
 01/04/99.............................      145,000              145,000
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $145,000)                     145,000
                                                             -----------
TOTAL INVESTMENTS (COST $15,380,024)(A)                       15,664,658
OTHER ASSETS LESS LIABILITIES                                   (557,575)
                                                             -----------
TOTAL NET ASSETS                                             $15,107,083
                                                             ===========


10  See Notes to Portfolio of Investments.

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains.............................  $   339,764

Unrealized losses............................      (55,130)
                                               -----------

 Net unrealized gain.........................  $   284,634
                                               ===========

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.


Information concerning restricted securities at December 31, 1998 is shown below:

                                                             Cost
                                                          -----------
Cia. Transporte Energia.................................  $   249,615

Panama (Republic of)....................................      250,526
                                                          -----------

                                                          $   500,141
                                                          ===========

The market value of the total restricted securities above represent 3.09% of the total net assets.


Category percentages are based on net assets.



                                          See Notes to Financial Statements.  11

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS LARGE CAP
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
COMMON STOCKS (91.6%)
AIR TRANSPORT (0.3%)
AMR Corp. + ............................       7,800        $    463,125
Delta Air Lines, Inc. ..................       6,800             353,600
Southwest Airlines Co. .................      18,375             412,289
US Airways Group, Inc. + ...............       6,200             322,400
                                                            ------------
                                                               1,551,414
                                                            ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ....................       9,100             246,269
Aluminum Co. of America ................       7,600             566,675
Reynolds Metals Co. ....................       4,800             252,900
                                                            ------------
                                                               1,065,844
                                                            ------------
AUTO PARTS AND HARDWARE (0.2%)
Black & Decker Corp. ...................       5,200             291,525
Briggs & Stratton Corp. ................         100               4,988
Cooper Tire & Rubber Co. ...............       1,200              24,525
Dana Corp. .............................       6,793             277,664
Genuine Parts Co. ......................       7,400             247,437
Goodyear Tire & Rubber Co. (The) .......       5,500             277,406
Snap-On, Inc. ..........................       1,200              41,775
Stanley Works (The) ....................       2,200              61,050
                                                            ------------
                                                               1,226,370
                                                            ------------
AUTOMOTIVE (1.8%)
Eaton Corp. ............................       2,900             204,994
Ford Motor Co. .........................      80,600           4,730,212
General Motors Corp. ...................      47,400           3,392,063
Johnson Controls, Inc. .................       4,800             283,200
TRW, Inc. ..............................       4,000             224,750
                                                            ------------
                                                               8,835,219
                                                            ------------
BANKS AND THRIFTS (4.7%)
Bank of New York Co., Inc. .............      31,600           1,271,900
Bank One Corp. .........................      48,744           2,488,990
BankAmerica Corp. ......................      28,296           1,701,297
BankBoston Corp. .......................      10,000             389,375
BB&T Corp. .............................      12,400             499,875
Chase Manhattan Corp. ..................      35,200           2,395,800
Comerica, Inc. .........................       6,050             412,534
Fifth Third Bancorp ....................      11,125             793,352
First Union Corp. ......................      42,234           2,568,355
Fleet Financial Group, Inc. ............      22,900           1,023,344
Golden West Financial Corp. ............       3,100             284,231
Huntington Bancshares ..................       7,080             212,843
J.P. Morgan & Co. ......................       2,800             294,175
KeyCorp ................................      17,700             566,400
Mellon Bank Corp. ......................      10,200             701,250
Mercantile Bancorporation, Inc. ........       6,300             290,588
National City Corp. ....................      13,100             949,750
Northern Trust Corp. ...................       5,200             454,025
PNC Bank Corp. .........................      11,900             644,087
Regions Financial Corp. ................       9,200             370,875
Republic New York Corp. ................       3,600             164,025
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
BANKS AND THRIFTS (CONTINUED)
State Street Corp. .....................       6,700        $    466,069
Summit Bancorp. ........................       7,300             318,919
Suntrust Banks, Inc. ...................      10,300             787,950
Synovus Financial Corp. ................       8,400             204,750
U.S. Bancorp ...........................      28,849           1,024,139
Union Planters Corp. ...................       4,600             208,438
Wachovia Corp. .........................       8,200             716,987
Washington Mutual, Inc. ................      22,944             876,174
                                                            ------------
                                                              23,080,497
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (1.4%)
Alza Corp. + ...........................       4,900             256,025
Amgen, Inc. + ..........................      18,400           1,923,950
Bard (C.R.) Inc. .......................       1,900              94,050
Bausch & Lomb, Inc. ....................       2,300             138,000
Becton, Dickinson & Co. ................       9,900             422,606
Biomet, Inc. ...........................       5,100             205,275
Boston Scientific Corp. + ..............      16,200             434,363
Guidant Corp. ..........................       8,500             937,125
Mallinckrodt, Inc. .....................       1,900              58,544
Medtronic, Inc. ........................      20,900           1,551,825
Monsanto Co. ...........................       9,700             460,750
Perkin-Elmer Corp. .....................       2,100             204,881
Saint Jude Medical, Inc. + .............       3,300              91,369
                                                            ------------
                                                               6,778,763
                                                            ------------
CHEMICALS (0.7%)
Dow Chemical Co. .......................       9,100             827,531
Du Pont (E.I.) de Nemours ..............      45,400           2,409,037
Eastman Chemical Co. ...................       2,800             125,300
Hercules, Inc. .........................       2,400              65,700
Rohm & Haas Co. ........................       6,300             189,788
Union Carbide Corp. ....................       1,800              76,500
                                                            ------------
                                                               3,693,856
                                                            ------------
COMMERCIAL SERVICES (0.4%)
Berkshire Hathaway, Inc. Class B + .....           1               1,175
Deluxe Corp. ...........................       3,300             120,656
Dun & Bradstreet Corp. .................       7,000             220,938
Interpublic Group of Co., Inc. .........       4,950             394,762
Omnicom Group, Inc. ....................       9,200             533,600
Paychex, Inc. ..........................       9,000             462,937
RR Donnelley & Sons Co. ................       4,700             205,919
                                                            ------------
                                                               1,939,987
                                                            ------------
COMPUTERS (6.3%)
Apple Computer, Inc. + .................       7,200             294,750
Ceridian Corp. + .......................       3,000             209,438
Compaq Computer Corp. ..................      72,500           3,040,469
Computer Sciences Corp. ................       6,600             425,288
Dell Computer Corp. + ..................      92,200           6,747,887
Electronic Data Systems Corp. ..........      18,800             944,700
Gateway 2000, Inc. + ...................       9,900             506,756
Hewlett Packard Co. ....................      41,800           2,855,462

12  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
COMPUTERS (CONTINUED)
International Business Machines Corp. ..      66,900        $ 12,359,775
Micron Technology, Inc. + ..............       9,900             500,569
Seagate Technology, Inc. + .............       8,000             242,000
Sun Microsystems, Inc. + ...............      27,600           2,363,250
Unisys Corp. + .........................      17,500             602,656
                                                            ------------
                                                              31,093,000
                                                            ------------
CONGLOMERATE AND AEROSPACE (3.9%)
Crane Co. ..............................       2,475              74,714
General Dynamics Corp. .................       8,500             498,312
General Electric Co. ...................     139,600          14,247,925
Goodrich (B. F.) Co. ...................       3,100             111,213
Lockheed Martin Corp. ..................       7,746             656,473
Loews Corp. ............................       4,600             451,950
National Service Industries, Inc. ......       1,100              41,800
Northrop Grumman Corp. .................       2,300             168,188
Raytheon Co. ...........................       9,300             495,225
Rockwell International Corp. ...........       7,800             378,787
Tenneco, Inc. ..........................       5,200             177,125
Textron, Inc. ..........................       6,500             493,594
United Technologies Corp. ..............      16,000           1,740,000
                                                            ------------
                                                              19,535,306
                                                            ------------
CONSUMER FINANCE (2.3%)
Associates First Capital Corp. .........      27,264           1,155,312
Capital One Financial Corp. ............       4,400             506,000
Countrywide Credit Industries, Inc. ....       7,400             371,388
Federal Home Loan Mortgage Corp. .......      49,100           3,163,881
Federal National Mortgage Association ..      58,900           4,358,600
Household International, Inc. ..........      17,500             693,438
MBNA Corp. .............................      31,275             779,920
SLM Holding Corp. ......................       6,800             326,400
                                                            ------------
                                                              11,354,939
                                                            ------------
CONSUMER PRODUCTS (2.8%)
Alberto-Culver Co. .....................         200               5,338
American Greetings Corp. ...............       2,400              98,550
Avon Products, Inc. ....................       9,300             411,525
Bestfoods ..............................      11,800             628,350
Clorox Co. .............................       7,500             876,094
Colgate-Palmolive Co. ..................      11,600           1,077,350
Eastman Kodak Co. ......................      13,400             964,800
Gillette Co. ...........................      18,900             913,106
International Flavors & Fragrances, Inc.       3,500             154,656
Kimberly-Clark Corp. ...................      21,400           1,166,300
Procter & Gamble Co. ...................      56,500           5,159,156
RJR Nabisco Holdings Corp. .............       5,200             154,375
Unilever NV ............................      26,200           2,172,962
                                                            ------------
                                                              13,782,562
                                                            ------------
CONSUMER SERVICES (0.8%)
Darden Restaurants, Inc. ...............       8,000             144,000
H & R Block, Inc. ......................       3,500             157,500
Harrah's Entertainment, Inc. + .........       1,500              23,531
Hilton Hotels Corp. ....................       7,900             151,088
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
CONSUMER SERVICES (CONTINUED)
Marriott International, Inc. ...........      11,500        $    333,500
McDonald's Corp. .......................      28,100           2,153,162
Service Corp. International ............      10,600             403,463
Tricon Global Restaurants, Inc. + ......      11,040             553,380
Wendy's International, Inc. ............       4,300              93,794
                                                            ------------
                                                               4,013,418
                                                            ------------
CONSUMER SPECIALTIES (0.2%)
Allergan, Inc. .........................       4,500             291,375
Brunswick Corp. ........................       3,700              91,575
Hasbro, Inc. ...........................       4,700             169,788
Mattel, Inc. ...........................      10,400             237,250
                                                            ------------
                                                                 789,988
                                                            ------------
DATA AND IMAGING SERVICES (8.1%)
Adobe Systems, Inc. ....................       2,600             121,550
Autodesk, Inc. .........................       1,600              68,300
Automatic Data Processing, Inc. ........      12,000             962,250
BMC Software, Inc. + ...................      14,500             646,156
Cisco Systems, Inc. + ..................      90,800           8,427,375
Computer Associates International, Inc..      31,000           1,321,375
EMC/MASS Corp. + .......................      35,500           3,017,500
First Data Corp. .......................      18,000             570,375
Microsoft Corp. + ......................     161,500          22,398,031
Novell. + ..............................      19,800             358,875
Oracle Corp. + .........................      52,800           2,277,000
Parametric Technology Co. + ............      11,000             180,125
                                                            ------------
                                                              40,348,912
                                                            ------------
DISCRETIONARY RETAIL (6.3%)
AutoZone, Inc. + .......................       5,400             177,863
Circuit City Stores, Inc. ..............       2,500             124,844
Costco Companies, Inc. + ...............       9,900             714,656
Dayton Hudson Co. ......................      18,200             987,350
Dillards, Inc. .........................       3,200              90,800
Dollar General Corp. ...................       8,650             204,356
Federated Department Stores, Inc. + ....       8,700             378,994
Gap, Inc. ..............................      40,275           2,265,469
Home Depot, Inc. .......................     113,200           6,926,425
J.C. Penney Co., Inc. ..................       9,900             464,062
Kmart Corp. + ..........................      23,200             355,250
Kohl's Corp. + .........................       9,000             552,937
Lowe's Co., Inc. .......................      24,900           1,274,569
May Department Stores Co. ..............       9,800             591,675
Nordstrom, Inc. ........................       5,000             173,438
Sears, Roebuck & Co. ...................      15,300             650,250
Staples, Inc. + ........................      22,300             974,231
Tandy Corp. ............................       6,200             255,362
The Limited, Inc. ......................       7,600             221,350
TJX Companies, Inc. ....................      21,900             635,100
Toys "R" Us, Inc. + ....................      10,400             175,500
Wal-Mart Stores, Inc. ..................     161,100          13,119,581
                                                            ------------
                                                              31,314,062
                                                            ------------

                                      See Notes to Portfolio of Investments.  13

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS LARGE CAP (CONTINUED)
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
American Express Co. ...................      19,000        $  1,942,750
American General Corp. .................      10,521             820,638
Citigroup Inc. .........................      96,800           4,791,600
Morgan Stanley, Dean Witter, Discover &
 Co.....................................      24,010           1,704,710
Transamerica Corp. .....................       3,300             381,150
                                                            ------------
                                                               9,640,848
                                                            ------------
DRUGS (9.7%)
Abbott Laboratories ....................      85,200           4,174,800
American Home Products Corp. ...........      53,800           3,029,613
Baxter International, Inc. .............      11,300             726,731
Bristol-Myers Squibb Co. ...............      41,300           5,526,456
Eli Lilly & Co. ........................      79,700           7,083,337
Johnson & Johnson ......................      57,300           4,806,037
Merck & Co., Inc. ......................      66,900           9,880,294
Pfizer, Inc. ...........................      22,000           2,759,625
Pharmacia & Upjohn, Inc. ...............      21,700           1,228,763
Schering Plough ........................      84,500           4,668,625
Warner Lambert Co. .....................      59,500           4,473,656
                                                            ------------
                                                              48,357,937
                                                            ------------
ELECTRIC UTILITIES (2.4%)
AES Corp. + ............................       7,400             350,575
Ameren Corp. ...........................       5,700             243,319
American Electric Power Co. ............       7,900             371,794
Baltimore Gas & Electric Co. ...........       4,900             151,288
Carolina Power & Light Co. .............       7,800             367,088
Central & South West Corp. .............      14,200             389,612
Cinergy Corp. ..........................       6,500             223,438
Consolidated Edison, Inc. ..............      15,700             830,137
Dominion Resources, Inc. ...............      10,600             495,550
DTE Energy Co. .........................       8,600             368,725
Duke Energy Corp. ......................      14,971             959,080
Edison International ...................      17,600             490,600
Entergy Corp. ..........................      10,200             317,475
FirstEnergy Corp. ......................       9,800             319,113
FPL Group, Inc. ........................      12,100             745,662
GPU, Inc. ..............................       6,700             296,056
Houston Industries Finance Co. .........      20,148             647,254
Niagara Mohawk Power Corp. + ...........       5,800              93,525
Northern States Power Co. ..............       5,400             149,850
PacifiCorp .............................      11,300             238,006
Peco Energy Co. ........................      14,800             616,050
PG&E Corp. .............................      15,800             497,700
PP & L Resources, Inc. .................       9,900             275,963
Public Service Enterprise Group, Inc. ..      12,200             488,000
Southern Co. ...........................      28,500             828,281
Texas Utilities Co. ....................      11,667             544,703
Unicom Corp. ...........................      12,500             482,031
                                                            ------------
                                                              11,780,875
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.6%)
Harris Corp. ...........................       2,200              80,575
Pitney Bowes, Inc. .....................      13,100             865,419
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
ELECTRICAL MACHINERY AND INSTRUMENTS (CONTINUED)
Xerox Corp. ............................      18,900        $  2,230,200
                                                            ------------
                                                               3,176,194
                                                            ------------
ELECTRONIC MEDIA (1.2%)
Clear Channel Communications, Inc. + ...       4,000             218,000
King World Production, Inc. + ..........       1,700              50,044
Tele-Communications, Inc. + ............      18,300           1,012,219
Time Warner, Inc. ......................      47,400           2,941,762
Viacom, Inc. + .........................      11,800             873,200
Walt Disney Co. (The) ..................      34,100           1,023,000
                                                            ------------
                                                               6,118,225
                                                            ------------
FOOD AND BEVERAGE (2.5%)
Anheuser-Busch Co., Inc. ...............      26,000           1,706,250
Archer-Daniels-Midland Co. .............      22,184             381,287
Brown-Forman Corp. + ...................       1,800             136,238
Campbell Soup Co. ......................      18,400           1,012,000
Coca-Cola Co. ..........................      41,000           2,741,875
Coca-Cola Enterprises, Inc. ............      16,300             582,725
Conagra, Inc. ..........................      19,000             598,500
Coors (Adolph) Co. .....................       2,000             112,875
Fortune Brands, Inc. ...................       7,100             224,537
General Mills, Inc. ....................       6,400             497,600
Heinz (H.J.) Co. .......................      15,400             872,025
Hershey Foods Corp. ....................       4,700             292,281
PepsiCo, Inc. ..........................      23,200             949,750
Pioneer Hi-Bred International, Inc. ....       6,500             175,500
Quaker Oats Co. ........................       6,400             380,800
Ralston-Ralston Purina Group ...........      13,000             420,875
Sara Lee Corp. .........................      38,900           1,096,494
Wrigley (Wm.) Jr. Co. ..................       3,100             277,644
                                                            ------------
                                                              12,459,256
                                                            ------------
FOOD AND DRUG RETAIL (1.7%)
Albertson's, Inc. ......................      11,200             713,300
American Stores Co. ....................      14,900             550,369
CVS Corp. ..............................      16,200             891,000
Fred Meyer, Inc. + .....................       8,700             524,175
Great Atlantic & Pacific Tea Co., Inc. .       1,500              44,437
Kroger Co. (The) + .....................      17,100           1,034,550
Longs Drug Stores, Inc. ................       1,400              52,500
Rite Aid Corp. .........................      10,800             535,275
Safeway, Inc. + ........................      28,000           1,706,250
SUPERVALU, Inc. ........................       4,000             112,000
Sysco Corp. ............................      11,200             307,300
Walgreen Co. ...........................      28,700           1,680,744
Winn-Dixie Stores, Inc. ................       4,900             219,887
                                                            ------------
                                                               8,371,787
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.5%)
Armstrong World Industries, Inc. .......       2,200             132,687
Ball Corp. .............................       1,300              59,475
Bemis Co., Inc. ........................       1,400              53,113
Boise Cascade Corp. ....................       2,000              62,000
Crown Cork & Seal Co., Inc. ............       4,900             150,981

14  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Fort James Corp. .......................       7,400        $    296,000
International Paper Co. ................       5,100             228,544
Louisiana-Pacific Corp. ................       5,000              91,563
Masco Corp. ............................      17,800             511,750
Mead Corp. .............................       2,300              67,419
Owens Corning ..........................       1,300              46,069
Owens-Illinois, Inc. + .................       4,500             137,812
Temple-Inland, Inc. ....................       1,100              65,244
Westvaco Corp. .........................       1,600              42,900
Weyerhaeuser Co. .......................       6,500             330,281
Willamette Industries, Inc. ............       3,700             123,950
                                                            ------------
                                                               2,399,788
                                                            ------------
GAS UTILITIES (0.4%)
Coastal Corp. (The) ....................      10,700             373,831
Columbia Energy Group ..................       2,800             161,700
Consolidated Natural Gas Co. ...........       3,100             167,400
Eastern Enterprises ....................         100               4,375
Enron Corp. ............................      13,000             741,812
NICOR, Inc. ............................         700              29,575
ONEOK, Inc. ............................         100               3,613
People's Energy Corp. ..................       1,500              59,813
Sempra Energy ..........................       9,907             251,390
Sonat Inc. .............................       4,200             113,662
Williams Co., Inc. (The) ...............       7,300             227,669
                                                            ------------
                                                               2,134,840
                                                            ------------
HEALTH SERVICES (0.7%)
Cardinal Health, Inc. ..................      11,300             857,387
Columbia/HCA Healthcare Corp. ..........      10,600             262,350
HBO & Co. ..............................      31,300             897,919
HCR Manor Care, Inc. + .................       3,800             111,625
Humana, Inc. + .........................       5,800             103,313
IMS Health, Inc. .......................       6,600             497,887
Tenet Healthcare Corp. + ...............      12,400             325,500
United Healthcare Corp. ................       6,800             292,825
                                                            ------------
                                                               3,348,806
                                                            ------------
HEAVY MACHINERY (0.1%)
Caterpillar, Inc. ......................       6,100             280,600
Cummins Engine Co., Inc. ...............       1,700              60,350
NACCO Industries, Inc. .................         200              18,400
Navistar International Corp. + .........       4,700             133,950
PACCAR, Inc. ...........................       2,600             106,925
                                                            ------------
                                                                 600,225
                                                            ------------
HOUSING AND FURNISHINGS (0.2%)
Centex Corp. ...........................       3,700             166,731
Fleetwood Enterprises, Inc. ............       1,500              52,125
Kaufman & Broad Home Corp. .............       1,700              48,875
Maytag Corp. ...........................       5,500             342,375
Newell Co. .............................       5,800             239,250
Pulte Corp. ............................       2,600              72,313
Rubbermaid, Inc. .......................       5,000             157,188
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
HOUSING AND FURNISHINGS (CONTINUED)
Whirlpool Corp. ........................       2,600        $    143,975
                                                               1,222,832
                                                            ------------
INDUSTRIAL SERVICES (0.3%)
Browning-Ferris Industries, Inc. .......       6,200             176,313
Fluor Corp. ............................       3,100             131,944
Laidlaw, Inc. ..........................       7,700              77,481
Milacron, Inc. .........................       1,300              25,025
USA Waste Management, Inc. .............      23,700           1,105,012
                                                            ------------
                                                               1,515,775
                                                            ------------
INSURANCE (2.7%)
Allstate Corp. (The) ...................      35,000           1,351,875
American International Group, Inc. .....      44,750           4,323,969
Aon Corp. ..............................       6,150             340,556
Chubb Corp. ............................       2,600             168,675
CIGNA Corp. ............................      11,900             920,019
Cincinnati Financial Corp. .............       5,600             205,100
Conseco, Inc. ..........................      12,500             382,031
Hartford Financial Services Group, Inc..       9,200             504,850
Jefferson-Pilot Corp. ..................       4,750             356,250
Lincoln National Corp. .................       4,500             368,156
Marsh & Mclennan Co., Inc. .............      13,150             768,453
MBIA, Inc. .............................       4,500             295,031
MGIC Investment Corp. ..................       6,500             258,781
Progressive Corp. ......................       4,700             796,062
Provident Companies, Inc. ..............       5,600             232,400
Safeco Corp. ...........................       4,900             210,394
St. Paul Co., Inc. .....................       3,902             135,595
SunAmerica, Inc. .......................      13,800           1,119,525
Torchmark Corp. ........................       4,600             162,438
UNUM Corp. .............................       5,700             332,738
                                                            ------------
                                                              13,232,898
                                                            ------------
INVESTMENT SERVICES (1.2%)
Bear Stearns Co., Inc. (The) ...........       4,700             175,662
Charles Schwab Corp. ...................      15,825             889,167
Franklin Resources, Inc. ...............      10,500             336,000
Lehman Brothers Holdings, Inc. .........       4,000             176,250
Merrill Lynch & Co., Inc. ..............      14,300             954,525
Providian Financial Corp. ..............       9,900             742,500
Wells Fargo Co. ........................      68,900           2,751,694
                                                            ------------
                                                               6,025,798
                                                            ------------
MAJOR TELECOMMUNICATIONS (8.2%)
ALLTEL Corp. ...........................      11,700             699,806
Ameritech Corp. ........................      47,000           2,978,625
AT&T Corp. .............................      74,700           5,621,175
Bell Atlantic Corp. ....................      89,294           5,073,015
BellSouth Corp. ........................     138,200           6,892,725
GTE Corp. ..............................      54,200           3,655,113
MCI Worldcom, Inc. + ...................      78,160           5,607,980
SBC Communications, Inc. ...............     112,564           6,036,245
Sprint Corp. ...........................      25,000           2,103,125
Sprint PCS + ...........................      16,850             389,656

                                      See Notes to Portfolio of Investments.  15

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS LARGE CAP (CONTINUED)
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
MAJOR TELECOMMUNICATIONS (CONTINUED)
U.S. WEST, Inc. ........................      27,710        $  1,790,759
                                                            ------------
                                                              40,848,224
                                                            ------------
MISCELLANEOUS METALS (0.2%)
Barrick Gold Corp. .....................      26,600             518,700
Phelps Dodge Corp. .....................       1,000              50,875
Placer Dome, Inc. ......................      17,700             203,550
                                                            ------------
                                                                 773,125
                                                            ------------
OIL (3.9%)
Amerada Hess Corp. .....................       1,500              74,625
Amoco Corp. ............................      39,700           2,396,887
Ashland Oil, Inc. ......................       2,500             120,938
Chevron Corp. ..........................      10,800             895,725
Exxon Corp. ............................     102,900           7,524,562
Mobil Corp. ............................      33,200           2,892,550
Royal Dutch Petroleum Co. ..............      94,700           4,533,762
Sunoco Inc. ............................       2,800             100,975
Texaco, Inc. ...........................       8,900             470,588
USX-Marathon Group .....................       3,900             117,488
                                                            ------------
                                                              19,128,100
                                                            ------------
OIL SERVICES (0.0%)
McDermott International, Inc. ..........       2,000              49,375
                                                            ------------
OTHER TELECOMMUNICATIONS (3.7%)
AirTouch Communications, Inc. + ........      32,100           2,315,212
Andrew Corp. + .........................       1,200              19,800
Ascend Communications, Inc. + ..........      15,300           1,005,975
Comcast Corp. ..........................      13,700             804,019
Frontier Corp. .........................       6,100             207,400
General Instrument Corp. + .............      11,800             400,463
Lucent Technologies, Inc. ..............      93,036          10,233,960
Mediaone Group, Inc. + .................      24,100           1,132,700
New Century Energies, Inc. .............       4,200             204,750
Northern Telecom Ltd. ..................      26,260           1,316,282
Tellabs, Inc. + ........................      12,300             843,319
                                                            ------------
                                                              18,483,880
                                                            ------------
PRINT MEDIA (0.5%)
Dow Jones & Co., Inc. ..................       2,000              96,250
Equifax, Inc. ..........................       5,800             198,287
Gannett Co., Inc. ......................      11,000             728,062
Harcourt General, Inc. .................       1,400              74,463
Knight-Ridder, Inc. ....................       2,700             138,038
McGraw-Hill Co., Inc. ..................       5,500             560,312
Meredith Corp. .........................       1,700              64,388
New York Times Co. .....................       6,400             222,000
Times Mirror Co. .......................       2,200             123,200
Tribune Co. ............................       4,800             316,800
                                                            ------------
                                                               2,521,800
                                                            ------------
PRODUCER GOODS (2.3%)
Aeroquip-Vickers, Inc. .................         900              26,944
Allegheny Teledyne, Inc. ...............       7,900             161,456
Allied Signal, Inc. ....................      23,100           1,023,619
Avery Dennison Corp. ...................       4,100             184,756
                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
PRODUCER GOODS (CONTINUED)
Cooper Industries, Inc. ................       3,900        $    185,981
Corning, Inc. ..........................       7,900             355,500
Danaher Corp. ..........................       7,300             396,481
Dover Corp. ............................       3,800             139,175
Ecolab, Inc. ...........................       3,300             119,419
Emerson Electric Co. ...................      18,200           1,138,637
FMC Corp. + ............................       1,400              78,400
Grainger (W.W.), Inc. ..................       3,800             158,175
Honeywell, Inc. ........................       5,800             436,812
Illinois Tool Works, Inc. ..............      10,100             585,800
Ingersoll-Rand Co. .....................      11,100             521,006
ITT Industries, Inc. ...................       3,500             139,125
Minnesota Mining and Manufacturing Co. .      15,700           1,116,662
Pall Corp. .............................       4,200             106,313
Parker-Hannifin Corp. ..................       3,600             117,900
PPG Industries, Inc. ...................       7,100             413,575
Raychem Corp. ..........................       2,100              67,856
Sherwin-Williams Co. ...................       6,100             179,188
Thermo Electron Corp. + ................       6,400             108,400
Thomas & Betts Corp. ...................       1,600              69,300
Timken Co. .............................         900              16,988
Tyco International Ltd. ................      44,701           3,372,132
                                                            ------------
                                                              11,219,600
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (4.2%)
3Com Corp. + ...........................      26,000           1,165,125
Advanced Micro Devices + ...............       8,100             234,394
AMP, Inc. ..............................       8,200             426,913
Applied Materials, Inc. + ..............      14,300             610,431
Intel Corp. ............................     120,800          14,322,350
Motorola, Inc. .........................      24,500           1,496,031
Texas Instruments, Inc. ................      28,200           2,412,862
                                                            ------------
                                                              20,668,106
                                                            ------------
SPECIALTY CHEMICALS (0.2%)
Air Products and Chemicals, Inc. .......       8,200             328,000
Engelhard Corp. ........................       5,900             115,050
Grace (W.R.) & Co. .....................       1,600              25,100
Great Lakes Chemical Corp. .............       1,900              76,000
Morton International, Inc. .............       4,000              98,000
Nalco Chemical Co. .....................       2,600              80,600
Praxair, Inc. ..........................       6,500             229,125
Sigma-Aldrich Corp. ....................       4,200             123,375
                                                            ------------
                                                               1,075,250
                                                            ------------
STEEL (0.1%)
Freeport-McMoRan Copper & Gold, Inc. ...       4,000              41,750
Homestake Mining Co. ...................       9,600              88,200
Nucor Corp. ............................       3,400             147,050
USX-US Steel Group, Inc. ...............       3,600              82,800
Worthington Industries .................       1,300              16,250
                                                            ------------
                                                                 376,050
                                                            ------------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp. .....      19,200             648,000

16  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                           ---------         ----------
SURFACE TRANSPORT (CONTINUED)
CSX Corp. ..............................       3,600        $    149,400
FDX Corp. Holding Co. + ................       6,000             534,000
Norfolk Southern Corp. .................      15,700             497,494
Ryder System, Inc. .....................       1,100              28,600
Union Pacific Corp. ....................       9,900             446,119
                                                            ------------
                                                               2,303,613
                                                            ------------
TEXTILES AND APPAREL (0.1%)
Fruit of The Loom, Inc. + ..............       1,600              22,100
Liz Claiborne, Inc. ....................       2,400              75,750
Nike, Inc. .............................       7,200             292,050
VF Corp. ...............................       5,500             257,813
                                                            ------------
                                                                 647,713
                                                            ------------
TOBACCO (1.2%)
Philip Morris Co., Inc. ................     103,800           5,553,300
UST, Inc. ..............................       5,800             202,275
                                                            ------------
                                                               5,755,575
                                                            ------------
TOTAL COMMON STOCKS (COST $384,760,371)                      454,640,632
                                                            ------------
                                           PRINCIPAL
                                            AMOUNT
                                           ---------
SHORT-TERM INVESTMENTS (1.1%)
Student Loan Marketing, 4.28%, 01/04/99   $4,879,000           4,879,000
U.S. Treasury Bill, 3.88%, 02/18/99 @...     400,000             397,824
U.S. Treasury Bill, 3.98%, 02/18/99 @...     100,000              99,456
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,376,563)                 5,376,280
                                                            ------------
TOTAL INVESTMENTS (COST $390,136,934)(A)                     460,016,912
OTHER ASSETS LESS LIABILITIES                                 36,042,142
                                                            ------------
TOTAL NET ASSETS                                            $496,059,054
                                                            ============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $395,295,654. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains................................  $ 71,537,528

Unrealized losses...............................    (6,816,270)
                                                  ------------
 Net unrealized gain............................  $ 64,721,258
                                                  ============

Information concerning open futures contracts at December 31, 1998 is shown below:

                           NO. OF      INITIAL     EXPIRATION     UNREALIZED
                          CONTRACTS     VALUE         DATE        GAIN/(LOSS)
                          ---------    -------     ----------     -----------

    LONG CONTRACTS
----------------------
S&P 500 Index Futures         2       $  587,417     Mar 99       $  35,315
                                      ==========                   =========



+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.


Category percentages are based on net assets.


                                          See Notes to Financial Statements.  17

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS MID CAP
================================================================================

                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
COMMON STOCKS (102.0%)
AIR TRANSPORT (0.8%)
Airborne Freight Corp. ...............        800        $    28,850
Alaska Air Group, Inc. + .............        300             13,275
ASA Holdings, Inc. ...................        300              9,150
CNF Transportation, Inc. .............        800             30,050
                                                         -----------
                                                              81,325
                                                         -----------
AUTO PARTS AND HARDWARE (0.6%)
Carlisle Co., Inc. ...................        300             15,488
Lear Corp. + .........................        600             23,100
SPX Corp. + ..........................        300             20,100
                                                         -----------
                                                              58,688
                                                         -----------
AUTOMOTIVE (1.7%)
Arvin Industries, Inc. ...............        300             12,506
Borg-Warner Automotive, Inc. .........        400             22,325
Federal-Mogul Corp. ..................        500             29,750
Harley-Davidson, Inc. ................      1,400             66,325
Meritor Automotive, Inc. .............      1,100             23,306
Modine Manufacturing Co. .............        300             10,875
                                                         -----------
                                                             165,087
                                                         -----------
BANKS AND THRIFTS (8.1%)
Associated Banc-Corp. ................        500             17,094
CCB Financial Corp. ..................        400             22,800
Charter One Financial, Inc. ..........      1,155             32,051
City National Corp. ..................        800             33,300
Crestar Financial Corp. ..............      1,100             79,200
Dime Bancorp, Inc. ...................      1,000             26,437
First Security Corp. .................      1,450             33,894
First Tennessee National Corp. .......      2,400             91,350
First Virginia Banks, Inc. ...........        500             23,500
Greenpoint Financial Corp. ...........        800             28,100
Hibernia Corp. .......................      1,100             19,113
Keystone Financial, Inc. .............        500             18,500
Marshall & Ilsley Corp. ..............        900             52,594
Mercantile Bankshares Corp. ..........        600             23,100
North Fork Bancorp, Inc. .............      1,100             26,331
Old Kent Financial Corp. .............      1,875             87,187
Pacific Century Financial Corp. ......      1,400             34,125
Provident Financial Group, Inc. ......        400             15,100
SouthTrust Corp. .....................      1,400             51,712
Sovereign Bancorp, Inc. ..............      1,400             19,950
TCF Financial Corp. ..................        700             16,931
Wilmington Trust Corp. ...............        300             18,488
Zion Bancorporation ..................        600             37,425
                                                         -----------
                                                             808,282
                                                         -----------
BIOTECH AND MEDICAL PRODUCTS (5.9%)
Agouron Pharmaceuticals, Inc. + ......        300             17,625
Beckman Coulter Inc. .................        500             27,125
Biogen, Inc. + .......................      1,300            107,900
Centocor, Inc. + .....................        600             27,075
Chiron Corp. + .......................      1,400             36,662
                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Covance, Inc. + ......................        600        $    17,475
DENTSPLY International, Inc. .........        400             10,300
Genzyme Corp. + ......................        701             34,827
Hillenbrand Industries, Inc. .........        500             28,438
IVAX Corp. + .........................      2,200             27,363
Mylan Laboratories, Inc. .............      2,300             72,450
Quintiles Transnational Corp. + ......        600             32,025
Steris Corp. + .......................      1,100             31,281
Stryker Corp. ........................        800             44,050
Sybron International Corp. + .........        800             21,750
Watson Pharmaceuticals, Inc. + .......        800             50,300
                                                         -----------
                                                             586,646
                                                         -----------
COMMERCIAL SERVICES (3.5%)
ACNielsen Corp. + ....................      1,100             31,075
Cintas Corp. .........................        900             63,394
IMC Global, Inc. .....................      1,100             23,512
Kelly Services, Inc. .................        600             19,050
Manpower, Inc. .......................        700             17,631
NOVA Corp. + .........................        600             20,813
Ogden Corp. ..........................        800             20,050
Robert Half International, Inc. + ....        800             35,750
Standard Register Co. ................        500             15,469
U.S. Foodservice + ...................      1,000             49,000
Viad Corp. ...........................        900             27,337
Whitman Corp. ........................        900             22,838
                                                         -----------
                                                             345,919
                                                         -----------
COMPUTERS (1.2%)
Arrow Electronics, Inc. + ............        900             24,019
NCR Corp. + ..........................      2,200             91,850
                                                         -----------
                                                             115,869
                                                         -----------
CONGLOMERATE AND AEROSPACE (1.8%)
Cordant Technologies, Inc. ...........        600             22,500
Gencorp, Inc. ........................        600             14,962
Lancaster Colony Corp. ...............        300              9,638
Litton Industries, Inc. + ............        800             52,200
Newport News Shipbuilding, Inc. ......        500             16,719
Pittston Brink's Group ...............        400             12,750
Sundstrand Corp. .....................      1,000             51,875
                                                         -----------
                                                             180,644
                                                         -----------
CONSUMER FINANCE (0.8%)
Comdisco, Inc. .......................      1,200             20,250
Finova Group, Inc. (The) .............        500             26,969
GATX Corp. ...........................        900             34,087
                                                         -----------
                                                              81,306
                                                         -----------
CONSUMER PRODUCTS (0.9%)
Dial Corp. ...........................        900             25,988
First Brands Corp. ...................        400             15,775
Tyson Foods, Inc. ....................      2,100             44,625
                                                         -----------
                                                              86,388
                                                         -----------


18  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
CONSUMER SERVICES (1.5%)
Bob Evans Farms, Inc. ................        600        $    15,638
Brinker International, Inc. + ........      1,200             34,650
Outback Steakhouse, Inc. + ...........        400             15,950
Sotheby's Holdings, Inc. .............      1,000             32,000
Starbucks Corp. + ....................        700             39,287
Stewart Enterprises, Inc. ............        600             13,350
                                                         -----------
                                                             150,875
                                                         -----------
DATA AND IMAGING SERVICES (17.7%)
America Online, Inc. .................      4,000            640,000
Citrix Systems, Inc. + ...............        400             38,825
Compuware Corp. + ....................      3,300            257,812
Electronic Arts, Inc. + ..............      1,100             61,737
Fiserv, Inc. + .......................        850             43,722
GTECH Holdings Corp. + ...............        700             17,938
Intuit Inc. + ........................      1,100             79,750
Keane, Inc. + ........................      1,100             43,931
Lexmark International Group, Inc. + ..      1,400            140,700
Network Associates, Inc. + ...........      1,200             79,500
Platinum Technology, Inc. + ..........        700             13,388
Policy Management Systems Corp. + ....        700             35,350
Quantum Corp. + ......................      1,500             31,875
Reynolds And Reynolds ................        800             18,350
Siebel Systems, Inc. + ...............      1,000             33,938
Sterling Software, Inc. + ............      1,400             37,888
Storage Technology Corp. + ...........        900             32,006
Sungard Data Systems, Inc. + .........      1,000             39,687
Symantec Corp. + .....................        800             17,400
Symbol Technologies, Inc. ............        950             60,741
Synopsys, Inc. + .....................        500             27,125
                                                         -----------
                                                           1,751,663
                                                         -----------
DISCRETIONARY RETAIL (5.6%)
Barnes & Noble, Inc. + ...............        600             25,500
Bed Bath & Beyond, Inc. + ............      1,200             40,950
Best Buy Co., Inc. + .................      1,800            110,475
BJ's Wholesale Club, Inc. + ..........        600             27,787
Borders Group, Inc. + ................        700             17,456
Claire's Stores, Inc. ................        900             18,450
Dollar Tree Stores, Inc. + ...........      1,300             56,794
Family Dollar Stores, Inc. ...........      1,500             33,000
Hannaford Bros. Co. ..................        400             21,200
Micro Warehouse, Inc. + ..............        600             20,288
Office Depot, Inc. + .................      2,200             81,262
Officemax, Inc. + ....................      1,100             13,338
Ross Stores, Inc. ....................        800             31,500
Saks Inc. + ..........................      1,300             41,031
Tiffany & Co. ........................        300             15,563
                                                         -----------
                                                             554,594
                                                         -----------
DRUGS (0.6%)
Forest Laboratories, Inc. + ..........        700             37,231
Omnicare, Inc. .......................        700             24,325
                                                         -----------
                                                              61,556
                                                         -----------
                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
ELECTRIC UTILITIES (9.6%)
Allegheny Energy, Inc. ...............      2,200        $    75,900
American Financial Group, Inc. .......        500             21,938
CalEnergy Co., Inc. + ................        500             17,344
Cleco Corp. ..........................        500             17,156
CMS Energy Corp. .....................      1,900             92,031
Conectiv, Inc. .......................        925             22,663
Energy East Corp. ....................      1,400             79,100
Florida Progress Corp. ...............      1,800             80,662
Hawaiian Electric Industries, Inc. ...        300             12,075
Idacorp Inc. .........................        300             10,856
Interstate Energy Corp. ..............        700             22,575
IPALCO Enterprises, Inc. .............      1,000             55,312
Kansas City Power & Light Co. ........      1,000             29,625
Midamerican Energy Holdings Corp. ....      1,500             40,312
Minnesota Power, Inc. ................        500             22,000
Montana Power Co. ....................        900             50,906
Nevada Power Co. .....................      1,100             28,600
New England Electric System ..........        500             24,063
Nipsco Industries, Inc. ..............      2,200             66,962
Northeast Utilities + ................      1,200             19,200
OGE Energy Corp. .....................      1,300             37,619
Pinnacle West Capital Corp. ..........        800             33,900
Public Service Co. of New Mexico .....        400              8,175
Puget Sound Energy, Inc. .............      1,600             44,600
UtiliCorp United Inc. ................      1,000             36,688
                                                         -----------
                                                             950,262
                                                         -----------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.5%)
Diebold, Inc. ........................        600             21,413
SCI Systems, Inc. + ..................        500             28,875
                                                         -----------
                                                              50,288
                                                         -----------
FOOD AND BEVERAGE (2.0%)
Dean Foods Co. .......................        300             12,244
Flowers Industries, Inc. .............      1,800             43,087
Hormel Foods Corp. ...................        500             16,375
IBP, Inc. ............................      1,500             43,687
Interstate Bakeries Corp. ............        600             15,863
McCormick & Co., Inc. ................      1,600             54,100
Universal Foods Corp. ................        400             10,975
                                                         -----------
                                                             196,331
                                                         -----------
FOOD AND DRUG RETAIL (0.2%)
Ruddick Corp. ........................        800             18,400
                                                         -----------
FOREST PRODUCTS AND BUILDING MATERIALS (1.5%)
Georgia-Pacific Corp. ................        800             19,050
Martin Marietta Materials, Inc. ......        800             49,750
Sonoco Products Co. ..................        880             26,070
Southdown, Inc. ......................        300             17,756
Vulcan Materials Co. .................        300             39,469
                                                         -----------
                                                             152,095
                                                         -----------
GAS UTILITIES (2.2%)
AGL Resources, Inc. ..................      1,100             25,369
El Paso Energy Corp. .................      1,100             38,294


                                      See Notes to Portfolio of Investments.  19

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS MID CAP (CONTINUED)
================================================================================

                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
GAS UTILITIES (CONTINUED)
KeySpan Energy Corp. .................      2,900        $    89,900
KN Energy, Inc. ......................        400             14,550
National Fuel Gas Co. ................        400             18,075
Questar Corp. ........................        700             13,562
Washington Gas Light Co. .............        800             21,700
                                                         -----------
                                                             221,450
                                                         -----------
HEALTH SERVICES (4.7%)
Allegiance Corp. .....................      2,000             93,250
Bergen Brunswig Corp. ................      1,800             62,775
Beverly Enterprises, Inc. + ..........      1,700             11,475
First Health Group Corp. + ...........        400              6,625
Health Management Associates, Inc. + .      2,250             48,656
Lincare Holdings, Inc. + .............        900             36,506
McKesson Corp. .......................      1,700            134,406
PSS World Medical, Inc. + ............      1,100             25,300
Total Renal Care Holdings, Inc. + ....        700             20,694
Trigon Healthcare, Inc. + ............        700             26,119
                                                         -----------
                                                             465,806
                                                         -----------
HOUSING AND FURNISHINGS (0.9%)
Clayton Homes, Inc. ..................      1,250             17,265
Herman Miller, Inc. ..................        800             21,500
Hon Industries, Inc. .................        500             11,969
Leggett & Platt, Inc. ................      1,800             39,600
                                                         -----------
                                                              90,334
                                                         -----------
INDUSTRIAL SERVICES (1.0%)
Allied Waste Industries, Inc. + ......      2,300             54,338
Granite Construction, Inc. ...........        500             16,781
Jacobs Engineering Group, Inc. + .....        600             24,450
                                                         -----------
                                                              95,569
                                                         -----------
INSURANCE (5.1%)
AFLAC, Inc. ..........................      4,900            215,600
AMBAC, Inc. ..........................      1,500             90,281
HSB Group, Inc. ......................        300             12,319
Old Republic International Corp. .....      1,200             27,000
PacifiCare Health Systems, Inc. + ....        800             63,600
PMI Group, Inc. (The) ................        300             14,813
Protective Life Corp. ................      1,000             39,812
ReliaStar Financial Corp. ............        900             41,512
                                                         -----------
                                                             504,937
                                                         -----------
INVESTMENT SERVICES (1.2%)
Edwards (A.G.), Inc. .................        900             33,525
Paine Webber Group Inc. ..............      1,300             50,212
T. Rowe Price & Associates ...........      1,000             34,250
                                                         -----------
                                                             117,987
                                                         -----------
OIL (0.4%)
Pennzoil-Quaker State Co. + ..........        246              3,646
Ultramar Diamond Shamrock Corp. ......      1,600             38,800
                                                         -----------
                                                              42,446
                                                         -----------
OIL SERVICES (1.7%)
Global Marine, Inc. ..................      1,600             14,700
Noble Drilling Corp. + ...............      2,300             29,756
                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
OIL SERVICES (CONTINUED)
Tosco Corp. ..........................      2,700        $    69,862
Transocean Offshore, Inc. ............      1,900             50,944
Varco International, Inc. + ..........        900              6,975
                                                         -----------
                                                             172,237
                                                         -----------
OTHER TELECOMMUNICATIONS (6.0%)
Aliant Communications, Inc. ..........        300             12,263
American Water Works Co., Inc. .......        700             23,625
Century Telephone Enterprises, Inc. ..      1,950            131,625
Cincinnati Bell Inc. .................      1,200             45,375
COMSAT Corp. .........................        500             18,000
Comverse Technology, Inc. + ..........        400             28,400
DPL Inc. .............................      1,500             32,437
LG&E Energy Corp. ....................      2,800             79,275
Potomac Electric Power Co. ...........      1,000             26,312
Qualcomm Incorporated ................        600             31,087
Scana Corp. ..........................        900             29,025
TCA Cable TV, Inc. ...................        800             28,550
Teco Energy, Inc. ....................      1,100             31,006
Vanguard Cellular Systems, Inc. + ....        600             15,488
Wisconsin Energy Corp. ...............      2,100             66,019
                                                         -----------
                                                             598,487
                                                         -----------
PRINT MEDIA (0.9%)
Media General, Inc. + ................        200             10,600
Scholastic Corp. + ...................        300             16,087
Washington Post Co. ..................        100             57,794
                                                         -----------
                                                              84,481
                                                         -----------
PRODUCER GOODS (3.6%)
American Power Conversion Corp. + ....      1,700             82,344
American Standard Companies, Inc. + ..        600             21,563
AMETEK, Inc. .........................        400              8,925
Donaldson Co., Inc. ..................        400              8,300
Ferro Corp. ..........................        400             10,400
Harsco Corp. .........................        300              9,131
Kaydon Corp. .........................        500             20,031
Mark IV Industries, Inc. .............        900             11,700
Pentair, Inc. ........................        400             15,925
Precision Castparts Corp. ............        200              8,850
Premark International, Inc. ..........      1,100             38,087
RPM, Inc. ............................        900             14,400
Tecumseh Products Co. ................        400             18,650
Teleflex, Inc. .......................        500             22,813
Trinity Industries, Inc. .............        800             30,800
U.S. Filter Corp. + ..................      1,500             34,312
                                                         -----------
                                                             356,231
                                                         -----------
SEMICONDUCTORS AND ELECTRONICS (6.1%)
Altera Corp. + .......................        900             54,788
Avnet, Inc. ..........................        300             18,150
Hubbell, Inc. + ......................        400             15,200
International Game Technology ........        900             21,881
Linear Technology Corp. ..............        700             62,694
Maxim Integrated Products, Inc. + ....      1,200             52,425


20  See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF        MARKET
                                            SHARES          VALUE
                                           ---------      ----------
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Microchip Technology, Inc. + .........        500        $    18,500
Molex, Inc. ..........................      1,500             57,187
Solectron Corp. + ....................      2,200            204,462
Tech Data Corp. + ....................        900             36,225
Xilinx, Inc. + .......................        700             45,588
York International Corp. .............        400             16,325
                                                         -----------
                                                             603,425
                                                         -----------
SPECIALTY CHEMICALS (0.9%)
Albemarle Corp. ......................        500             11,875
Cabot Corp. ..........................        600             16,763
Dexter Corp. .........................        200              6,288
Olin Corp. ...........................        500             14,156
Solutia, Inc. ........................      1,900             42,512
                                                         -----------
                                                              91,594
                                                         -----------
STEEL (0.3%)
AK Steel Holding Corp. ...............      1,100             25,850
Cleveland-Cliffs, Inc. ...............        200              8,063
                                                         -----------
                                                              33,913
                                                         -----------
SURFACE TRANSPORT (0.7%)
Kansas City Southern Industries, Inc.       1,000             49,188
Snyder Communications, Inc. + ........        600             20,250
                                                         -----------
                                                              69,438
                                                         -----------
TEXTILES AND APPAREL (1.7%)
Abercrombie & Fitch Co. + ............        800             56,600
Shaw Industries, Inc. ................      2,000             48,500
Warnaco Group, Inc. (The) ............      1,100             27,775
Westpoint Stevens, Inc. + ............      1,000             31,562
                                                         -----------
                                                             164,437
                                                         -----------
TOBACCO (0.1%)
Universal Corp. ......................        300             10,538
                                                         -----------
TOTAL COMMON STOCKS (COST $8,418,844)                     10,119,528
                                                         -----------
                                           PRINCIPAL
                                            AMOUNT
                                           ---------
SHORT-TERM INVESTMENTS (2.6%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 .....................     $255,000          255,000
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (COST $255,000)                 255,000
                                                         -----------
TOTAL INVESTMENTS (COST $8,673,844)(A)                    10,374,528
OTHER ASSETS LESS LIABILITIES                               (451,634)
                                                         -----------
TOTAL NET ASSETS                                         $ 9,922,894
                                                         ===========


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $8,798,038. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................  $ 1,860,450

Unrealized losses..............................     (283,960)
                                                 -----------

 Net unrealized gain...........................  $ 1,576,490
                                                 ===========


+  Non-income producing security.


Category percentages are based on net assets.


                                          See Notes to Financial Statements.  21

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS SMALL CAP
================================================================================

                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
COMMON STOCKS (94.9%)
AIR TRANSPORT (1.8%)
Air Express International Corp. .....              600        $   13,050
Comair Holdings, Inc. ...............            1,900            64,125
Expeditors International of
 Washington, Inc. ...................              500            21,000
Fritz Companies, Inc. + .............              900             9,731
SkyWest, Inc. .......................            1,000            32,688
                                                              ----------
                                                                 140,594
                                                              ----------
AUTO PARTS AND HARDWARE (1.1%)
Barnes Group, Inc. ..................              700            20,562
CLARCOR, Inc. .......................              900            18,000
Myers Industries, Inc. ..............              300             8,588
Standard Motor Products, Inc. .......              500            12,125
TBC Corp. + .........................              900             6,412
WD-40 Co. ...........................              300             8,588
Wynn's International, Inc. ..........              450             9,956
                                                              ----------
                                                                  84,231
                                                              ----------
AUTOMOTIVE (0.8%)
Gentex Corp. + ......................            1,400            28,000
Simpson Industries, Inc. ............              900             8,719
Standard Products Co. ...............              400             8,150
Winnebago Industries, Inc. ..........              900            13,612
                                                              ----------
                                                                  58,481
                                                              ----------
BANKS AND THRIFTS (6.9%)
Anchor Bancorp Wisconsin, Inc. ......              700            16,800
Astoria Financial Corp. .............            1,100            50,325
Banknorth Group, Inc. ...............              600            22,575
Carolina First Corp. ................              700            17,719
Centura Banks, Inc. .................              400            29,750
Commerce Bancorp, Inc. ..............              400            21,000
Commercial Federal Corp. ............              900            20,869
Cullen/Frost Bankers, Inc. ..........              400            21,950
Downey Financial Corp. ..............              530            13,482
First Bancorp .......................              500            15,094
First Midwest Bancorp, Inc. .........              600            22,837
FirstMerit Corp. ....................            1,600            43,000
HUBCO, Inc. .........................              815            24,552
JSB Financial, Inc. .................              300            16,312
MAF Bancorp, Inc. ...................              900            23,850
National Data Corp. .................              700            34,081
Premier Bancshare ...................              600            15,712
Riggs National Corp. ................              600            12,225
Silicon Valley Bancshares + .........              400             6,813
State Paul Bancorp, Inc. ............              900            24,497
TrustCo Bank Corp. NY ...............              690            20,700
U.S. Trust Corp. ....................              300            22,800
UST Corp. ...........................              600            14,138
Whitney Holdings Corp. ..............              400            15,000
                                                              ----------
                                                                 526,081
                                                              ----------
BIOTECH AND MEDICAL PRODUCTS (5.3%)
ADAC Laboratories + .................              800            15,975
                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Alpharma, Inc. ++ ...................            1,000         $  35,313
Ballard Medical Products ............              500            12,156
Barr Laboratories, Inc. + ...........              400            19,200
Bindley Western Industries, Inc. ....              900            44,325
Biomatrix, Inc. + ...................              400            23,300
Cooper Companies, Inc. + ............              600            12,413
Datascope Corp. + ...................              700            16,100
IDEXX Laboratories, Inc. + ..........              700            18,834
Invacare Corp. ......................              600            14,400
MedImmune, Inc. + ...................            1,000            99,437
Micros Systems, Inc. + ..............              400            13,150
Safeskin Corp. + ....................            1,000            24,125
VISX, Inc. + ........................              600            52,463
                                                              ----------
                                                                 401,191
                                                              ----------
CHEMICALS (0.2%)
Geon Co. (The) ......................              500            11,500
                                                              ----------
COMMERCIAL SERVICES (7.1%)
ABM Industries, Inc. ................              400            13,850
ADVO, Inc. + ........................            1,000            26,375
Catalina Marketing Corp. + ..........              400            27,350
Central Parking Corp. ...............              500            16,219
Consolidated Graphics, Inc. + .......              300            20,269
Corn Products International, Inc. ...              700            21,262
Devry, Inc. + .......................            2,600            79,625
Dycom Industries, Inc. + ............              300            17,138
Franklin Covey Co. + ................              500             8,375
HA-LO Industries, Inc. + ............            1,100            41,387
Insight Enterprises, Inc. + .........              600            30,525
Interim Services, Inc. + ............              900            21,038
Lason, Inc. + .......................              500            29,094
Merrill Corp. .......................              300             5,794
PAREXEL International Corp. + .......              500            12,500
Pre-Paid Legal Services, Inc. + .....              500            16,500
Thor Industries, Inc. ...............              500            12,750
True North Communications, Inc. .....              900            24,187
Valassis Communications, Inc. + .....            1,400            72,275
World Color Press, Inc. + ...........            1,500            45,656
                                                              ----------
                                                                 542,169
                                                              ----------
COMPUTERS (1.1%)
Computer Task Group, Inc. ...........              400            10,850
Henry (Jack) & Associates, Inc. .....              700            34,825
Micrel, Inc. + ......................              700            38,500
                                                              ----------
                                                                  84,175
                                                              ----------
CONGLOMERATE AND AEROSPACE (1.8%)
AAR Corp. ...........................              550            13,131
Alliant Techsystems, Inc. + .........              500            41,219
Anixter International, Inc. + .......            1,300            26,406
BE Aerospace, Inc. + ................              600            12,600
Kaman Corp. .........................              500             8,031
Orbital Sciences Corp. + ............              800            35,400
                                                              ----------
                                                                 136,787
                                                              ----------


22  See Notes to Portfolio of Investments.

================================================================================

                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
CONSUMER FINANCE (0.2%)
Americredit Corp. + .................            1,300        $   17,956
                                                              ----------
CONSUMER SERVICES (3.0%)
CEC Entertainment, Inc. + ...........              800            22,200
Cheesecake Factory, Inc. (The) + ....              800            23,725
CKE Restaurants, Inc. ...............              858            25,257
Consumers Water Co. .................              400            12,575
Foodmaker, Inc. + ...................            1,600            35,300
Grand Casinos, Inc. + ...............              800             6,450
IHOP Corp. + ........................              300            11,981
Luby's Cafeterias, Inc. .............              600             9,263
Ruby Tuesday, Inc. ..................            1,400            29,750
Ryan's Family Steak Houses, Inc. + ..              900            11,138
Service Experts, Inc. + .............              600            17,550
Sonic Corp. + .......................              750            18,656
TCBY Enterprises, Inc. ..............              500             3,500
                                                              ----------
                                                                 227,345
                                                              ----------
CONSUMER SPECIALTIES (1.1%)
Coca-Cola Bottling Co. ..............              100             5,750
Huffy Corp. .........................              300             4,950
Polaris Industries, Inc. ............            1,100            43,107
Russ Berrie & Co., Inc. .............              500            11,750
Sola International, Inc. + ..........              500             8,625
Sturm,  Ruger & Co., Inc. ...........              700             8,356
                                                              ----------
                                                                  82,538
                                                              ----------
DATA AND IMAGING SERVICES (6.9%)
Acxiom Corp. + ......................            1,300            40,300
American Management Systems, Inc. + .            1,600            64,000
Analysts International Corp. ........              500             9,625
BISYS Group, Inc. (The) + ...........              500            25,812
Boole & Babbage, Inc. + .............            1,050            30,909
Ciber, Inc. + .......................            1,000            27,937
Gerber Scientific, Inc. .............              400             9,525
HNC Software Inc. + .................              500            20,219
Hyperion Solutions Corp. + ..........              500             9,000
InterVoice, Inc. + ..................              500            17,250
Kronos, Inc. + ......................              300            13,294
Macromedia, Inc. + ..................            1,600            53,900
Mercury Interactive Corp. + .........              700            44,275
National Computer Systems, Inc. .....            1,100            40,700
National Instruments Corp. + ........              700            23,888
Platinum Software Corp. + ...........            1,100            14,094
Progress Software Corp. + ...........              750            25,312
Whittman-Hart, Inc. + ...............              900            24,863
Xircom, Inc. + ......................              900            30,600
                                                              ----------
                                                                 525,503
                                                              ----------
DISCRETIONARY RETAIL (5.1%)
Cato Corp. (The) ....................            1,100            10,828
Discount Auto Parts, Inc. + .........              700            15,356
Dress Barn, Inc. + ..................              900            13,669
Footstar, Inc. + ....................              400            10,000
Hancock Fabrics, Inc. ...............            1,000             8,375
                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
DISCRETIONARY RETAIL (CONTINUED)
Just For Feet, Inc. + ...............              500        $    8,688
Linens 'n Things, Inc. + ............            1,100            43,587
Men's Wearhouse, Inc. + .............              900            28,575
Michaels Stores, Inc. + .............              600            10,856
New England Business Service, Inc. ..              400            15,650
O'Reilly Automotive, Inc. + .........              800            37,800
Pacific Sunwear of California + .....              800            13,100
Pier 1 Imports, Inc. ................            1,800            17,438
Regis Corp. .........................              600            24,000
Shopko Stores, Inc. + ...............            1,000            33,250
Williams-Sonoma, Inc. + .............            1,100            44,344
Zale Corp. + ........................            1,500            48,375
                                                              ----------
                                                                 383,891
                                                              ----------
DRUGS (0.7%)
Jones Medical Industries, Inc. ......              600            21,900
Roberts Pharmaceutical Corp. + ......            1,300            28,275
                                                              ----------
                                                                  50,175
                                                              ----------
ELECTRIC UTILITIES (3.4%)
Aquarion Co. ........................              300            12,300
Central Hudson Gas & Electric Co. ...              300            13,425
Cilcorp, Inc. .......................              600            36,712
Commonwealth Energy System Co. ......              800            32,400
Eastern Utilities Association .......              900            25,425
Orange & Rockland Utilities, Inc. ...              200            11,400
Philadelphia Suburban Corp. .........            1,033            30,538
Sierra Pacific Resources ............            1,200            45,600
United Illuminating Co. .............              500            25,750
United Water Resources, Inc. ........            1,000            23,938
                                                              ----------
                                                                 257,488
                                                              ----------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.5%)
Analogic Corp. ......................              300            11,288
Dionex Corp. + ......................              500            18,312
Harmon Industries, Inc. .............              400             9,225
                                                              ----------
                                                                  38,825
                                                              ----------
ELECTRONIC MEDIA (0.7%)
Hollywood Park, Inc. + ..............            1,100             9,144
Metro Networks, Inc. + ..............              300            12,787
Primark Corp. + .....................              400            10,850
Westwood One, Inc. + ................              700            21,350
                                                              ----------
                                                                  54,131
                                                              ----------
FOOD AND BEVERAGE (2.1%)
Applebee's International, Inc. ......              600            12,375
Canandiagua Brands, Inc. + ..........              700            40,469
Earthgrains Co. (The) ...............            1,600            49,500
Natures Sunshine Products, Inc. .....              400             6,100
Smithfields Foods, Inc. + ...........            1,400            47,425
                                                              ----------
                                                                 155,869
                                                              ----------
FOOD AND DRUG RETAIL (1.5%)
Casey's General Stores, Inc. ........            1,100            14,334
Express Scripts, Inc. + .............              600            40,275
Fleming Companies, Inc. .............              800             8,300


                                          See Notes to Financial Statements.  23

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS SMALL CAP (CONTINUED)
================================================================================

                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
FOOD AND DRUG RETAIL (CONTINUED)
Nash-Finch Co. ......................              600        $    8,550
Richfood Holdings, Inc. .............              800            16,600
Whole Foods Market, Inc. + ..........              500            24,188
                                                              ----------
                                                                 112,247
                                                              ----------
FOREST PRODUCTS AND BUILDING MATERIALS (2.3%)
AptarGroup, Inc. ....................            1,000            28,063
Caraustar Industries, Inc. ..........              500            14,281
Delta & Pine Land Co. ...............              800            29,600
Eagle Hardware & Garden, Inc. + .....              400            13,000
Florida Rock Industries, Inc. .......              400            12,400
Lone Star Industries, Inc. ..........              800            29,450
Republic Group, Inc. ................              500            10,031
Shorewood Packaging Corp. + .........              750            15,375
TJ International, Inc. ..............              400            10,275
Universal Forest ....................              700            14,044
                                                              ----------
                                                                 176,519
                                                              ----------
GAS UTILITIES (2.7%)
Atmos Energy Corp. ..................            1,200            38,700
Connecticut Energy Corp. ............              300             9,150
New Jersey Resources Corp. ..........              500            19,750
Northwest Natural Gas Co. ...........              600            15,525
Piedmont Natural Gas, Inc. ..........            1,100            39,737
Public Service Co. of North Carolina               800            20,800
Southwest Gas Corp. .................            1,400            37,625
Wicor, Inc. .........................            1,000            21,813
                                                              ----------
                                                                 203,100
                                                              ----------
HEALTH SERVICES (4.1%)
Cerner Corp. + ......................            1,300            34,775
Curative Health Services, Inc. + ....              500            16,750
MedQuist, Inc. + ....................              900            35,550
Orthodontic Centers of America, Inc.
 +...................................              900            17,494
Patterson Dental Co. + ..............            1,200            52,200
Pediatrix Medical Group, Inc. + .....              600            35,962
Pharmaceutical Product Development +             1,100            33,069
Renal Care Group, Inc. + ............            1,450            41,778
Sierra Health Services, Inc. + ......              750            15,797
Universal Health Services, Inc. + ...              600            31,125
                                                              ----------
                                                                 314,500
                                                              ----------
HEAVY MACHINERY (1.2%)
Astec Industries, Inc. + ............              400            22,250
Blount, Inc. + ......................              700            17,456
JLG Industries, Inc. ................            1,900            29,687
Manitowoc Co., Inc. (The) ...........              300            13,313
Wabash National Corp. ...............              400             8,125
                                                              ----------
                                                                  90,831
                                                              ----------
HOUSING AND FURNISHINGS (4.2%)
Champion Enterprises, Inc. + ........              700            19,163
D.R. Horton, Inc. ...................            2,075            47,725
Ethan Allen Interiors, Inc. .........              500            20,500
Interface, Inc. .....................            1,000             9,281
La-Z-Boy, Inc. ......................            1,500            26,719
                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
HOUSING AND FURNISHINGS (CONTINUED)
MDC Holdings, Inc. ..................              900        $   19,237
Mohawk Industries, Inc. + ...........            2,100            88,331
Pillowtex Corp. .....................              400            10,700
Ryland Group, Inc. ..................              400            11,550
Skyline Corp. .......................              400            13,000
Standard Pacific Corp. ..............            1,600            22,600
Toll Brothers, Inc. + ...............              500            11,281
U.S. Home Corp. + ...................              600            19,950
                                                              ----------
                                                                 320,037
                                                              ----------
INDUSTRIAL SERVICES (1.0%)
Butler Manufacturing Co. ............              400             8,950
Insituform Technologies, Inc. + .....            1,100            15,950
Morrison Knudsen Corp. + ............            1,100            10,725
Smith (A.O.) Corp. ..................              450            11,053
Stone & Webster, Inc. ...............              300             9,975
Superior Services, Inc. + ...........              600            12,038
Watsco, Inc. ........................              600            10,050
                                                              ----------
                                                                  78,741
                                                              ----------
INSURANCE (5.5%)
American Bankers Insurance Group ....              800            38,700
Capital Re Corp. ....................            1,200            24,075
CMAC Investment Corp. ...............              400            18,375
Delphi Financial Group, Inc. + ......              612            32,092
Enhance Financial Services Group,
  Inc................................              700            21,000
Executive Risk, Inc. ................              300            16,481
Fidelity National Financial, Inc. ...            1,034            31,537
First American Financial Corp. ......            1,650            53,006
Fremont General Corp. ...............            1,200            29,700
Gallagher (Arthur J.) & Co. .........              700            30,888
Mutual Risk Management Ltd. .........            1,500            58,687
NAC Re Corp. ........................              400            18,775
Orion Capital Corp. .................              600            23,888
Selective Insurance Group, Inc. .....              800            16,100
Trenwick Group, Inc. ................              200             6,525
                                                              ----------
                                                                 419,829
                                                              ----------
INVESTMENT SERVICES (3.7%)
Dain Rauscher Corp. .................              200             5,900
Eaton Vance Corp. ...................            1,400            29,225
Envoy Corp. + .......................              400            23,300
Jefferies Group, Inc. ...............              400            19,850
Legg Mason, Inc. ....................            1,000            31,562
Queens County Bancorp, Inc. .........              900            26,775
Raymond James Financial, Inc. .......              950            20,069
SEI Investments Co. .................              700            69,562
Susquehanna Bancshares, Inc. ........              650            13,305
United Bankshares, Inc. .............           1,600             42,400
                                                              ----------
                                                                 281,948
                                                              ----------
MISCELLANEOUS METALS (0.7%)
Amcol International Corp. ...........              700             6,913
IMCO Recycling, Inc. ................              600             9,262


24  See Notes to Portfolio of Investments.

================================================================================

                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
MISCELLANEOUS METALS (CONTINUED)
Stillwater Mining Co. + .............              900        $   36,900
                                                              ----------
                                                                  53,075
                                                              ----------
OIL (1.4%)
Barrett Resources Corp. + ...........            1,200            28,800
Devon Energy Corp. ..................            1,200            36,825
Newfield Exploration Co. + ..........            1,500            31,312
Plains Resources Inc. + .............              400             5,750
                                                              ----------
                                                                 102,687
                                                              ----------
OIL SERVICES (0.5%)
Oceaneering International, Inc. + ...            1,000            15,000
Offshore Logistics, Inc. + ..........              800             9,500
Seitel, Inc. + ......................              900            11,194
                                                              ----------
                                                                  35,694
                                                              ----------
OTHER TELECOMMUNICATIONS (0.6%)
Commscope, Inc. + ...................            1,000            16,813
Dialogic Corp. + ....................              300             5,897
Inter-Tel, Inc. .....................            1,100            25,712
                                                              ----------
                                                                  48,422
                                                              ----------
PRODUCER GOODS (4.6%)
Amcast Industrial Corp. .............              400             7,650
Applied Power, Inc. .................              700            26,425
Baldor Electric Co. .................              500            10,125
Brady (W.H.) Co. ....................              500            13,469
Buckeye Technologies, Inc. + ........              700            10,456
Cable Design Technologies, Inc. + ...              550            10,175
Commercial Metals Co. ...............              600            16,650
Graco, Inc. .........................              300             8,850
Griffon Corp. + .....................            1,200            12,750
Hughes Supply, Inc. .................              400            11,700
Intermet Corp. ......................            1,000            13,062
Juno Lighting, Inc. .................              500            11,688
Kuhlman Corp. .......................              700            26,512
Lilly Industries, Inc. ..............              600            11,963
MacDermid, Inc. .....................            1,000            39,125
Mueller Industries, Inc. + ..........              600            12,187
Oak Industries, Inc. + ..............              300            10,500
Regal-Beloit Corp. ..................              400             9,200
SPS Technologies, Inc. + ............              500            28,312
Standex International Corp. .........              300             7,875
Steel Technologies, Inc. ............              500             3,375
Thomas Industries, Inc. .............              600            11,775
Tredegar Industries, Inc. ...........              700            15,750
Valmont Industries ..................              700             9,713
Zebra Technologies, Inc. + ..........              400            11,500
                                                              ----------
                                                                 350,787
                                                              ----------
SEMICONDUCTORS AND ELECTRONICS (5.9%)
Avid Technology, Inc. + .............              500            11,688
Benchmark Electronics, Inc. + .......              500            18,313
Brightpoint, Inc. + .................            1,000            13,750
Burr-Brown Corp. + ..................              700            16,406
C-Cube Microsystems, Inc. + .........            1,400            37,975
                                               NUMBER OF         MARKET
                                                SHARES           VALUE
                                               ---------       ----------
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
CTS Corp. ...........................              600        $   26,100
Dallas Semiconductor Corp. ..........              600            24,450
Harman International Industries .....              400            15,250
Lawson Products, Inc. ...............              300             6,900
Methode Electronics, Inc. ...........              600             9,375
Novellus Systems, Inc. + ............            1,200            59,400
Plexus Corp. + ......................              600            20,325
Sanmina Corp. + .....................            1,800           112,500
Technitrol, Inc. ....................              600            19,125
Vitesse Semiconductor Corp. + .......            1,300            59,312
                                                              ----------
                                                                 450,869
                                                              ----------
SPECIALTY CHEMICALS (0.5%)
Cambrex Corp. .......................              600            14,400
Chemed Corp. ........................              200             6,700
OM Group, Inc. ......................              400            14,600
                                                              ----------
                                                                  35,700
                                                              ----------
STEEL (0.8%)
Getchell Gold Corp. + ...............              600            16,350
Quanex Corp. ........................              400             9,025
Reliance Steel & Aluminum Co. .......              400            11,050
Texas Industries, Inc. ..............              800            21,550
                                                              ----------
                                                                  57,975
                                                              ----------
SURFACE TRANSPORT (2.0%)
American Freightways Corp. + ........              800             9,225
Fair Isaac & Co., Inc. ..............              200             9,238
Heartland Express, Inc. + ...........              600            10,500
Kirby Corp. + .......................              500             9,969
Landstar Systems, Inc. + ............              300            12,225
M.S. Carriers, Inc. + ...............              500            16,469
Rollins Truck Leasing Corp. .........            2,350            34,662
U.S. Freightways Corp. ..............              800            23,300
Werner Enterprises, Inc. ............              950            16,803
Yellow Corp. + ......................              500             9,562
                                                              ----------
                                                                 151,953
                                                              ----------
TEXTILES AND APPAREL (1.8%)
Ann Taylor Stores Corp. + ...........            1,000            39,437
G & K Services, Inc. ................              400            21,300
Justin Industries ...................              700             9,188
Kellwood Co. ........................              400            10,000
Nautica Enterprises, Inc. + .........              800            12,000
Oshkosh B'Gosh, Inc. ................              800            16,150
Oxford Industries, Inc. .............              500            14,125
Timberland Co. (The) + ..............              400            18,225
                                                              ----------
                                                                 140,425
                                                              ----------
TOBACCO (0.1%)
Schweitzer-Mauduit International,
 Inc.................................              400             6,175
                                                              ----------
TOTAL COMMON STOCKS (COST $6,768,230)                          7,210,444
                                                              ----------


                                          See Notes to Financial Statements.  25

INDEX PLUS PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INDEX PLUS SMALL CAP (CONTINUED)
================================================================================

                                               PRINCIPAL         MARKET
                                                AMOUNT           VALUE
                                               ---------       ----------
SHORT-TERM INVESTMENTS (4.5%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 .........................     $ 341,000      $  341,000
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $341,000)                     341,000
                                                              ----------
TOTAL INVESTMENTS (COST
 $7,109,230)(A)                                                7,551,444
OTHER ASSETS LESS LIABILITIES                                     47,989
                                                              ----------
TOTAL NET ASSETS                                              $7,599,433
                                                              ==========


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $7,186,158. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................  $ 887,259

Unrealized losses..............................   (521,973)
                                                 ---------

 Net unrealized gain...........................  $ 365,286
                                                 =========


+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.


Category percentages are based on net assets.


26  See Notes to Financial Statements.

                     THIS PAGE INTENTIONALLY LEFT BLANK

INDEX PLUS PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin......................................................
 Reimbursment from Investment Adviser .................................
Prepaid expenses ......................................................
     Total assets .....................................................

LIABILITIES:
Payable for:
 Dividends to shareholders ............................................
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
     Total liabilities ................................................
   NET ASSETS .........................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments and open futures contracts .........
Undistributed (distributions in excess of) net investment income ......
Accumulated net realized gain (loss) on investments ...................
   NET ASSETS .........................................................

CAPITAL SHARES:
Authorized ............................................................
Par value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................


28  See Notes to Financial Statements.

================================================================================

            INDEX PLUS BOND   INDEX PLUS LARGE CAP  INDEX PLUS MID CAP   INDEX PLUS SMALL CAP
            ---------------   --------------------  ------------------   --------------------

              $15,664,658        $460,016,912          $10,374,528            $7,551,444
                      270              23,884                2,469                 1,074

                  205,660             411,707                6,786                 5,256
                       --           5,625,774               54,067               209,254
                    9,827          37,737,566               34,777                17,569
                       --               1,700                   --                    --
                    2,944                  --                3,526                 9,169
                       91                 634                   43                    43
              -----------        ------------          -----------            ----------
               15,883,450         503,818,177           10,476,196             7,793,809
              -----------        ------------          -----------            ----------


                  763,425                  --              238,954                33,553
                       --           7,530,239              255,266               111,277
                       --              14,101               42,000                32,000
                    4,570             144,707                3,560                 2,712
                    1,142              31,009                  667                   509
                    2,447              13,316                7,330                 8,724
                    4,783              25,751                5,525                 5,601
              -----------        ------------          -----------            ----------
                  776,367           7,759,123              553,302               194,376
              -----------        ------------          -----------            ----------
              $15,107,083        $496,059,054          $ 9,922,894            $7,599,433
              ===========        ============          ===========            ==========

              $14,808,997        $425,309,838          $ 8,239,393            $7,896,470
                  284,634          69,915,293            1,700,684               442,214
                    6,929               8,658                   --                  (602)
                    6,523             825,265              (17,183)             (738,649)
              -----------        ------------          -----------            ----------
              $15,107,083        $496,059,054          $ 9,922,894            $7,599,433
              ===========        ============          ===========            ==========

              Two Billion         Two Billion          Two Billion           Two Billion
              $     0.001        $      0.001          $     0.001            $    0.001
                1,482,779          28,207,887              813,112               770,713
              $     10.19        $      17.59          $     12.20            $     9.86

              $15,380,024        $390,136,934          $ 8,673,844            $7,109,230


                                          See Notes to Financial Statements.  29

INDEX PLUS PORTFOLIOS
STATEMENTS OF OPERATIONS
================================================================================




INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................

INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage ..................................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous .........................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net expenses .....................................................
Net investment income .................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Written options.......................................................
 Futures contracts.....................................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures contracts.....................................................
     Net change in unrealized gain on investments .....................
     Net realized and change in unrealized gain or loss on investments
Net increase (decrease) in net assets resulting from operations .......



30  See Notes to Financial Statements.

================================================================================

            INDEX PLUS BOND      INDEX PLUS LARGE CAP   INDEX PLUS MID CAP     INDEX PLUS SMALL CAP
              YEAR ENDED              YEAR ENDED            YEAR ENDED              YEAR ENDED
             DECEMBER 31,            DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                 1998                    1998                  1998                    1998
         ---------------------  ---------------------  ---------------------  ----------------------

              $       --             $ 3,681,210            $   96,852              $  64,161
                 958,876                 578,410                13,992                 13,244
              ----------             -----------            ----------              ---------
                 958,876               4,259,620               110,844                 77,405
                      --                 (15,743)                   --                    (27)
              ----------             -----------            ----------              ---------
                 958,876               4,243,877               110,844                 77,378
              ----------             -----------            ----------              ---------

                  46,975                 971,046                34,602                 31,659
                  15,466                 253,167                 9,814                  9,263
                   3,281                   8,539                 3,102                  3,102
                   3,130                  19,234                10,199                 11,886
                   1,756                   1,815                 1,756                  1,755
                  11,448                  11,075                10,774                 10,774
                     274                   4,806                   152                    142
                      --                  12,782                   151                    234
                     166                   1,743                    89                     89
              ----------             -----------            ----------              ---------
                  82,496               1,284,207                70,639                 68,904
                 (11,856)                     --               (18,635)               (21,262)
              ----------             -----------            ----------              ---------
                  70,640               1,284,207                52,004                 47,642
              ----------             -----------            ----------              ---------
                 888,236               2,959,670                58,840                 29,736
              ----------             -----------            ----------              ---------



                  62,856              16,063,589               409,644               (470,947)
                      --                      --                    --                  6,254
                      --                 957,090                12,264                    450
              ----------             -----------            ----------              ---------
                  62,856              17,020,679               421,908               (464,243)
              ----------             -----------            ----------              ---------

                 276,559              59,856,007             1,443,442                122,989
                      --                  35,315                    --                     --
              ----------             -----------            ----------              ---------
                 276,559              59,891,322             1,443,442                122,989
              ----------             -----------            ----------              ---------
                 339,415              76,912,001             1,865,350               (341,254)
              ----------             -----------            ----------              ---------
              $1,227,651             $79,871,671            $1,924,190              $(311,518)
              ==========             ===========            ==========              =========


                                          See Notes to Financial Statements.  31

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                  INDEX PLUS BOND
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 18, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED           OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income................   $   888,236           $    32,299
Net realized gain on investments.....        62,856                    --
Net change in unrealized gain or
 loss on investments.................       276,559                 8,075
                                        -----------           -----------
 Net increase in net assets
  resulting from operations..........     1,227,651                40,374
                                        -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........      (882,106)              (31,500)
  From net realized gains............       (56,333)                   --
                                        -----------           -----------
 Decrease in net assets from
  distributions to shareholders......      (938,439)              (31,500)
                                        -----------           -----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold..........     1,961,822            15,000,000
  Net asset value of shares issued
   upon reinvestment of distributions        75,564                    --
  Payments for shares redeemed.......    (2,228,389)                   --
                                        -----------           -----------
 Net increase (decrease) in net
  assets from fund share transactions      (191,003)           15,000,000
                                        -----------           -----------
Net change in net assets.............        98,209            15,008,874
NET ASSETS:
Beginning of period..................    15,008,874                    --
                                        -----------           -----------
End of period........................   $15,107,083           $15,008,874
                                        ===========           ===========
End of period net assets includes
 undistributed net investment income    $     6,929           $       799
                                        ===========           ===========
SHARE TRANSACTIONS:
  Number of shares sold..............       185,078             1,500,000
  Number of shares issued upon
   reinvestment of distributions.....         7,415                    --
  Number of shares redeemed..........      (209,714)                   --
                                        -----------           -----------
 Net increase (decrease).............       (17,221)            1,500,000
                                        ===========           ===========



32 See Notes to Financial Statements.

================================================================================

                                                 INDEX PLUS LARGE CAP
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income...................    $  2,959,670        $    921,019
Net realized gain on investments........      17,020,679           5,527,485
Net change in unrealized gain or loss
  on investments........................      59,891,322           8,934,413
                                            ------------        ------------
 Net increase in net assets resulting
  from operations.......................      79,871,671          15,382,917
                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (3,004,103)           (867,859)
  From net realized gains...............     (17,271,067)         (4,427,074)
                                            ------------        ------------
 Decrease in net assets from
  distributions to shareholders.........     (20,275,170)         (5,294,933)
                                            ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold.............     305,756,393         108,547,655
  Net asset value of shares issued upon
   reinvestment of distributions........      20,275,170           5,294,933
  Payments for shares redeemed..........     (22,085,528)        (10,824,511)
                                            ------------        ------------
 Net increase in net assets from fund
  share transactions....................     303,946,035         103,018,077
                                            ------------        ------------
Net change in net assets................     363,542,536         113,106,061
NET ASSETS:
Beginning of period.....................     132,516,518          19,410,457
                                            ------------        ------------
End of period...........................    $496,059,054        $132,516,518
                                            ============        ============
End of period net assets includes
 undistributed net investment income....    $      8,658        $     53,091
                                            ============        ============
SHARE TRANSACTIONS:
  Number of shares sold.................      19,017,627           8,195,022
  Number of shares issued upon
   reinvestment of distributions........       1,157,764             377,773
  Number of shares redeemed.............      (1,421,398)           (898,689)
                                            ------------        ------------
 Net increase...........................      18,753,993           7,674,106
                                            ============        ============



                                          See Notes to Financial Statements.  33

INDEX PLUS PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                INDEX PLUS MID CAP
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 16, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED           OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income................    $    58,840           $    4,777
Net realized gain on investments.....        421,908                   --
Net change in unrealized gain or
 loss on investments.................      1,443,442              257,242
                                         -----------           ----------
 Net increase in net assets
  resulting from operations..........      1,924,190              262,019
                                         -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........        (58,489)              (5,625)
  From net realized gains............       (438,594)                  --
                                         -----------           ----------
 Decrease in net assets from
  distributions to shareholders......       (497,083)              (5,625)
                                         -----------           ----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold..........      5,622,966            7,500,000
  Net asset value of shares issued
   upon reinvestment of distributions        258,130                   --
  Payments for shares redeemed.......     (5,141,703)                  --
                                         -----------           ----------
 Net increase in net assets from
  fund share transactions............        739,393            7,500,000
                                         -----------           ----------
Net change in net assets.............      2,166,500            7,756,394
NET ASSETS:
Beginning of period..................      7,756,394                   --
                                         -----------           ----------
End of period........................    $ 9,922,894           $7,756,394
                                         ===========           ==========
End of period net assets includes
 distributions in excess of
 net investment income...............    $        --           $     (848)
                                         ===========           ==========
SHARE TRANSACTIONS:
  Number of shares sold..............        509,475              750,000
  Number of shares issued upon
   reinvestment of distributions.....         21,894                   --
  Number of shares redeemed..........       (468,257)                  --
                                         -----------           ----------
 Net increase........................         63,112              750,000
                                         ===========           ==========


34  See Notes to Financial Statements.

================================================================================

                                               INDEX PLUS SMALL CAP
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 19, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED           OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income................    $    29,736           $    5,536
Net realized loss on investments.....       (464,243)                  --
Net change in unrealized gain or
 loss on investments.................        122,989              319,225
                                         -----------           ----------
 Net increase (decrease) in net
  assets resulting from operations...       (311,518)             324,761
                                         -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........        (28,374)              (7,500)
  From net realized gains............       (274,406)                  --
                                         -----------           ----------
 Decrease in net assets from
  distributions to shareholders......       (302,780)              (7,500)
                                         -----------           ----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold..........      8,260,731            7,500,000
  Net asset value of shares issued
   upon reinvestment of distributions        269,228                   --
  Payments for shares redeemed.......     (8,133,489)                  --
                                         -----------           ----------
 Net increase in net assets from
  fund share transactions............        396,470            7,500,000
                                         -----------           ----------
Net change in net assets.............       (217,828)           7,817,261
NET ASSETS:
Beginning of period..................      7,817,261                   --
                                         -----------           ----------
End of period........................    $ 7,599,433           $7,817,261
                                         ===========           ==========
End of period net assets includes
 distributions in excess
 of net investment income............    $      (602)          $   (1,964)
                                         ===========           ==========
SHARE TRANSACTIONS:
  Number of shares sold..............        858,897              750,000
  Number of shares issued upon
   reinvestment of distributions.....         27,986                   --
  Number of shares redeemed..........       (866,170)                  --
                                         -----------           ----------
 Net increase........................         20,713              750,000
                                         ===========           ==========


                                          See Notes to Financial Statements.  35

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
================================================================================

1. ORGANIZATION


Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Company to offer separate portfolios, each of which has its own investment objective, policies and restrictions.


The Fund currently offers eleven portfolios. This report covers four diversified portfolios: Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA INDEX PLUS BOND VP (Index Plus Bond) seeks to maximize total return consistent with preservation of capital primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,000 domestic securities.

   AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap) seeks to outperform the total return performance of publicly traded common stocks represented in the Standard and Poor's 500 Composite Stock Price Index.

   AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap) seeks to outperform the total return performance of publicly traded common stocks represented in the Standard and Poor's Midcap 400 Index.

   AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap) seeks to outperform the total return performance of publicly traded common stocks represented in the Standard and Poor's Smallcap 600 Index.


Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.


Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the investment adviser to each Portfolio. Prior to May 1, 1998, ALIAC acted as investment adviser and Aeltus served as sub-adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

================================================================================

B. OPTIONS CONTRACTS

The Portfolios may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 10% of its total assets in illiquid securities. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available.

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
E. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

F. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual Investment Advisory fees as of December 31, 1998:

                                                ADVISORY FEE
                                                ------------
                  Index Plus Bond                  0.30%
                  Index Plus Large Cap             0.35%
                  Index Plus Mid Cap               0.40%
                  Index Plus Small Cap             0.40%

Aeltus has served as the investment adviser for the Portfolios since May 1, 1998. Prior to May 1, 1998, ALIAC served as investment adviser and Aeltus served as sub-adviser. As the sub-adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services for the Fund. For the period January 1, 1998 through April 30, 1998, ALIAC collected $248,161 from the Portfolios, of which it paid $176,369 to Aeltus.

================================================================================

Effective May 1, 1998, each Portfolio pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks, and financial printers. Each Portfolio pays its proportionate share of compensation to the Fund's Board of Directors and its proportionate share of insurance premiums. Each Portfolio pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Portfolio. In addition, each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for
supervising the Portfolios' other service providers.   Each Portfolio pays
Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Portfolio assets and 0.050% on all Portfolio assets over $5 billion.


Prior to May 1, 1998, ALIAC acted as Administrator to the Portfolios. As Administrator, ALIAC paid all the expenses of the Portfolios on their behalf, supervised the Portfolios' other service providers and provided the Portfolios with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.20% of each Portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $108,960 in administrative services fees from the Portfolios.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $411,178.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse a Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:

                                 COST OF PURCHASES     PROCEEDS FROM SALES
                                 -----------------     -------------------
    Index Plus Bond               $5,274,335              $2,860,893
    Index Plus Large Cap         509,254,688             260,970,672
    Index Plus Mid Cap            14,644,120              13,843,070
    Index Plus Small Cap          10,769,825              10,890,888

INDEX PLUS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

6.  OPTIONS

All Portfolios may use options. For the year ended December 31, 1998, the following reflects the written put and covered call activity:

                                                 CALL OPTIONS WRITTEN
                                 ------------------------------------------------------
                                 NUMBER OF           PREMIUM             REALIZED
INDEX PLUS SMALL CAP             CONTRACTS           RECEIVED           GAIN (LOSS)
                                 ------------------------------------------------------
Outstanding December                    --          $       --           $      --
 31, 1997
Written                                 20              20,189                  --
Closed                                 (20)            (20,189)             (2,811)
Exercised                               --                  --                  --
Expired                                 --                  --                  --
                                 ------------------------------------------------------
Outstanding December 31, 1998           --          $       --           $  (2,811)
                                 ======================================================

                                                 PUT OPTIONS WRITTEN
                                 ------------------------------------------------------
                                 NUMBER OF           PREMIUM             REALIZED
INDEX PLUS SMALL CAP             CONTRACTS           RECEIVED           GAIN (LOSS)
                                 ------------------------------------------------------
Outstanding December                    --          $       --           $      --
 31, 1997
Written                                 47              22,146                  --
Closed                                 (47)            (22,146)              9,065
Exercised                               --                  --                  --
Expired                                 --                  --                  --
                                 ------------------------------------------------------
Outstanding December 31, 1998           --          $       --           $   9,065
                                 ======================================================

INDEX PLUS PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1998
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                    Index Plus Large Cap           18.36%
                    Index Plus Mid Cap             15.85%
                    Index Plus Small Cap           20.67%

In accordance with federal tax authorities, the following amount of dividends which qualify to be taxed at long-term capital gain rates were paid during the year ended December 31, 1998:

                                        AGGREGATE     PER SHARE
                                        ---------     ---------
              Index Plus Large Cap      $3,658,819     $ 0.15
              Index Plus Mid Cap             7,331       0.01

YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS
INDEX PLUS BOND
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                 PERIOD FROM
                                                              DECEMBER 18, 1997
                                            YEAR ENDED         (COMMENCEMENT OF
                                           DECEMBER 31,           OPERATIONS)
                                               1998          TO DECEMBER 31, 1997
                                           ------------      --------------------
Net asset value, beginning of period ....    $ 10.01               $ 10.00
                                             -------               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.60                  0.02+
 Net realized and change in unrealized
  gain or loss on investments ...........       0.21                  0.01
                                             -------               -------
    Total from investment operations ....       0.81                  0.03
                                             -------               -------
LESS DISTRIBUTIONS:
 From net investment income .............      (0.59)                (0.02)
 From net realized gains on investments .      (0.04)                   --
                                             -------               -------
    Total distributions .................      (0.63)                (0.02)
                                             -------               -------
Net asset value, end of period ..........    $ 10.19               $ 10.01
                                             =======               =======

Total return*............................       8.17%                 0.27%
Net assets, end of period (000's) .......    $15,107               $15,009
Ratio of net expenses to average net
 assets..................................       0.45%                 0.45%(1)
Ratio of net investment income to average
 net assets .............................       5.67%                 5.23%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       0.53%                   --
Portfolio turnover rate .................      19.52%                   --


(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



42  See Notes to Financial Statements.

INDEX PLUS LARGE CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                                                           SEPTEMBER 16, 1996
                              YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                 1998          1997       TO DECEMBER 31, 1996
                             ------------  ------------   --------------------
Net asset value, beginning
 of period ................   $  14.02      $  10.91            $ 10.00
                              --------      --------            -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....       0.12          0.10+              0.05+
 Net realized and change in
  unrealized gain
  or loss on investments ..       4.30          3.60               0.92
                              --------      --------            -------
    Total from investment
     operations............       4.42          3.70               0.97
                              --------      --------            -------
LESS DISTRIBUTIONS:
 From net investment income      (0.12)        (0.10)             (0.05)
 From net realized gains on
 investments...............      (0.73)        (0.49)             (0.01)
                              --------      --------            -------
    Total distributions ...      (0.85)        (0.59)             (0.06)
                              --------      --------            -------
Net asset value, end of
 period....................   $  17.59      $  14.02            $ 10.91
                              ========      ========            =======

Total return* .............      31.60%        33.89%              9.64%
Net assets, end of period
 (000's)...................   $496,059      $132,517            $19,410
Ratio of net expenses to
 average net assets .......       0.46%         0.50%              0.50%(1)
Ratio of net investment
 income to average net
 assets....................       1.07%         1.38%              1.89%(1)
Portfolio turnover rate ...      98.61%        76.83%              5.18%


(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



                                          See Notes to Financial Statements.  43

INDEX PLUS PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS MID CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                                                           DECEMBER 16, 1997
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,        OPERATIONS)
                                               1998       TO DECEMBER 31, 1997
                                           ------------   --------------------
Net asset value, beginning of period ....    $ 10.34             $10.00
                                             -------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.07               0.01+
 Net realized and change in unrealized
  gain or loss on investments ...........       2.42               0.34
                                             -------             ------
    Total from investment operations ....       2.49               0.35
                                             -------             ------
LESS DISTRIBUTIONS:
 From net investment income .............      (0.07)             (0.01)
 From net realized gains on investments .      (0.56)                --
                                             -------             ------
    Total distributions .................      (0.63)             (0.01)
                                             -------             ------
Net asset value, end of period ..........    $ 12.20             $10.34
                                             =======             ======

Total return*............................      24.30%              3.50%
Net assets, end of period (000's) .......    $ 9,923             $7,756
Ratio of net expenses to average net
 assets..................................       0.60%              0.60%(1)
Ratio of net investment income to average
 net assets .............................       0.68%              1.37%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       0.82%                --
Portfolio turnover rate .................     165.70%                --


(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


44  See Notes to Financial Statements.

INDEX PLUS SMALL CAP
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                                                           DECEMBER 19, 1997
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,        OPERATIONS)
                                               1998       TO DECEMBER 31, 1997
                                           ------------   --------------------
Net asset value, beginning of period ....   $ 10.42              $10.00
                                            -------              ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................      0.04                0.01+
 Net realized and change in unrealized
  gain or loss on investments ...........     (0.19)               0.42
                                            -------              ------
    Total from investment operations ....     (0.15)               0.43
                                            -------              ------
LESS DISTRIBUTIONS:
 From net investment income .............     (0.04)              (0.01)
 From net realized gains on investments .     (0.37)                 --
                                            -------              ------
    Total distributions .................     (0.41)              (0.01)
                                            -------              ------
Net asset value, end of period ..........   $  9.86              $10.42
                                            =======              ======

Total return* ...........................     (1.35)%              4.33%
Net assets, end of period (000's) .......   $ 7,599              $7,817
Ratio of net expenses to average net
 assets..................................      0.60%               0.60%(1)
Ratio of net investment income to average
 net assets .............................      0.38%               1.90%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......      0.87%                 --
Portfolio turnover rate .................    141.99%                 --


(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements.  45

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP (collectively the Index Plus Portfolios), four portfolios of Aetna Variable Portfolios, Inc., including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for the year ended December 31, 1998 and the period from December 18, 1997 (commencement of operations) to December 31, 1997 for Aetna Index Plus Bond VP, for each of the years in the two-year period ended December 31, 1998 and the period from September 16, 1996 (commencement of operations) to December 31, 1996 for Aetna Index Plus Large Cap VP, for the year ended December 31, 1998 and the period from December 16, 1997 (commencement of operations) to December 31, 1997 for Aetna Index Plus Mid Cap VP and for the year ended December 31, 1998 and the period from December 19, 1997 (commencement of operations) to December 31, 1997 for the Aetna Index Plus Small Cap VP. These financial statements and financial highlights are the responsibility of the Index Plus Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Index Plus Bond VP, Aetna Index Plus Large Cap VP, Aetna Index Plus Mid Cap VP and Aetna Index Plus Small Cap VP as of December 31, 1998, results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for the years and periods specified in the first paragraph above, in conformity with generally accepted accounting principles.




                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

                                                                 Aetna Ascent VP
                                                             Growth of $10,000

[Begin Line Chart]

                      Aetna Ascent VP             Ascent Composite
                      ---------------             ----------------
07/95                      10,000                      10,000
                           10,601                      10,531
12/95                      11,045                      10,949
                           11,453                      11,256
                           12,049                      11,621
                           12,654                      11,921
12/96                      13,650                      12,793
                           13,617                      12,652
                           15,103                      14,036
                           16,524                      15,026
12/97                      16,366                      14,854
                           17,917                      16,012
                           17,939                      15,920
                           15,508                      14,394
12/98                      17,069                      16,034

[End Line Chart]


                                                             Aetna Crossroads VP
                                                             Growth of $10,000

[Begin Line Chart]

                    Aetna Crossroads VP         Crossroads Composite
                    -------------------         --------------------
07/95                      10,000                      10,000
                           10,532                      10,433
12/95                      10,930                      10,836
                           11,233                      11,301
                           11,739                      11,318
                           12,207                      11,593
12/96                      12,985                      12,302
                           12,995                      12,184
                           14,151                      13,274
                           15,323                      14,064
12/97                      15,268                      14,022
                           16,408                      14,889
                           16,528                      14,901
                           14,984                      13,978
12/98                      16,170                      15,201

[End Line Chart]


                                                                 Aetna Legacy VP
                                                             Growth of $10,000

[Begin Line Chart]

                      Aetna Legacy VP             Legacy Composite
                      ---------------             ----------------
07/95                      10,000                      10,000
                           10,451                      10,334
12/95                      10,827                      10,723
                           11,036                      10,810
                           11,403                      11,021
                           11,773                      11,270
12/96                      12,363                      11,827
                           12,347                      11,729
                           13,236                      12,546
                           14,088                      13,154
12/97                      14,156                      13,223
                           14,932                      13,826
                           15,085                      13,929
                           14,290                      13,543
12/98                      15,139                      14,374

[End Line Chart]


                                                    See Definition of Terms.  47

-------------------------------------------------------------------------
                     Average Annual Total Returns
                for the period ended December 31, 1998*
 ------------------------------------------------------------------------

                      Ascent             Crossroads            Legacy
-----------------------------------------------------------------------------
Inception Date  1 Year  Inception    1 Year  Inception    1 Year  Inception
-----------------------------------------------------------------------------
   07/05/95     4.30%    16.55%      5.91%    14.76%      6.94%    12.62%
-----------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                       AETNA GENERATION PORTFOLIOS, INC.

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the twelve month period ended December 31, 1998, the Aetna Generation Portfolios, Inc. (Generation Portfolios) have all underperformed their respective benchmarks. These benchmark indices are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Portfolio.

--------------------------------------------------------------------------------
                                      PORTFOLIO   BENCHMARK INDEX      FUND -
 GENERATION PORTFOLIO                   RETURN         RETURN         BENCHMARK
--------------------------------------------------------------------------------
 Ascent                                 4.30%          7.93%           -3.63%
 Crossroads                             5.91%          8.42%           -2.51%
 Legacy                                 6.94%          8.74%           -1.80%


WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Serving as a backdrop for each of the Generation Portfolios' performance are the returns for the various indices for each of the asset classes among which the Generation Portfolios allocate investments (shown below). The combination of these seven indices in different weights comprise the overall benchmarks against which we measure each Portfolio's performance (shown above).

--------------------------------------------------------------------------------
                                                                    INDEX
 ASSET CLASS              BENCHMARK INDEX                           RETURN
--------------------------------------------------------------------------------
 Large Company Stocks     S&P 500 (a)                                28.57%
 Small Company Stocks     Russell 2000 (b)                           -2.55%
 International Stocks     MSCI EAFE (c)                              20.33%
 Real Estate Stocks       NAREIT (d)                                -17.51%
 Domestic Bonds           Salomon Broad (e)                           8.72%
 International Bonds      S.B. Non-U.S. WGBI (f)                     17.80%
 Cash Equivalents         U.S. 90 Day T-Bill (g)                      5.15%


The past year was an extremely difficult one for the Generation Portfolios, due primarily to our asset allocation decisions. The following exhibits show the progression of asset allocations for the three Generation Portfolios. We were hurt by being underweight in large cap stocks and foreign bonds and by being overweight in small cap stocks and equity real estate investments trusts (REITs), positions that were driven by our analysis of the relative valuation of these asset classes. In general, allocations to U.S. bonds and cash were reduced over the course of the year, primarily to fund increases in large cap stocks and equity REITs in response to improved valuation in these two asset classes.


48  See Definition of Terms.

-------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION:           % OF      NOTIONAL VALUE*     ECONOMIC EXPOSURE*
 ASSET CLASS              INVESTMENT     OF FUTURES        12/31/98  12/31/97      BENCHMARK    RANGE
-------------------------------------------------------------------------------------------------------
 ASCENT
 ------
 Large Cap Stocks            17.4%            --            17.4%       14.9%         20%       0-60%
 Small Cap Stocks            28.8%            --            28.8%       24.3%         20%       0-40%
 International Stocks        13.1%            --            13.1%       17.3%         20%       0-40%
 International Bonds            --           0.6%            0.6%        2.0%         10%       0-20%
 Real Estate Stocks          30.5%            --            30.5%       15.2%         20%       0-40%
 Fixed Income                 4.5%            --             4.5%       14.6%         10%       0-30%
 Cash Equivalents             5.7%          (0.6)%           5.1%       11.7%          --       0-30%
                          ------------------------------------------------------------------
                            100.0%            --           100.0%      100.0%        100%
                          ==================================================================
 CROSSROADS
 ----------
 Large Cap Stocks            13.2%            --            13.2%       11.0%         15%       0-45%
 Small Cap Stocks            21.4%            --            21.4%       19.4%         15%       0-30%
 International Stocks        10.9%           0.1%           11.0%       14.3%         15%       0-30%
 International Bonds          1.5%           1.0%            2.5%        2.3%         10%       0-20%
 Real Estate Stocks          22.8%            --            22.8%       11.2%         15%       0-30%
 Fixed Income                14.8%            --            14.8%       29.1%         25%       0-70%
 Cash Equivalents            15.4%          (1.1)%          14.3%       12.7%          5%       0-30%
                          ------------------------------------------------------------------
                            100.0%            --           100.0%      100.0%        100%
                          ==================================================================
 LEGACY
 ------
 Large Cap Stocks             8.8%            --             8.8%        7.0%         10%       0-30%
 Small Cap Stocks            14.5%            --            14.5%       12.8%         10%       0-20%
 International Stocks         8.3%            --             8.3%       10.3%         10%       0-20%
 International Bonds          3.2%           1.5%            4.7%        2.4%         10%       0-20%
 Real Estate Stocks          16.2%            --            16.2%        7.0%         10%       0-20%
 Fixed Income                24.2%            --            24.2%       43.1%         40%      0-100%
 Cash Equivalents            24.8%          (1.5)%          23.3%       17.4%         10%       0-30%
                          ------------------------------------------------------------------
                            100.0%            --           100.0%      100.0%        100%
                          ==================================================================


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.


WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST TWELVE MONTHS?

Relative value is the primary criteria in our asset allocation decisions. Early in the year, our valuation disciplines indicated that large cap stocks were overvalued relative to other equity asset classes and, consequently, we maintained an underweight position in large cap stocks and an overweight position in small cap stocks and equity REITs. Over the course of the year, these two equity asset classes became even more undervalued relative to large cap stocks, so we increased our overweight positions as a result.

In addition, our analysis indicated that U.S. bond investors were being offered an unusually small increment of yield compared to cash equivalents in compensation for the greatly increased interest rate risk of bonds compared to cash, so we trimmed back on our already underweight U.S. bond holdings. International bonds, likewise, offered little incremental yield over U.S. bonds and cash (and often had lower yields) and seemed likely to suffer if the U.S. dollar strengthened, so we kept our holdings of foreign bonds fairly low.


                                                    See Definition of Terms.  49

Small Cap Earnings/Price - S&P 500 Earnings/Price

This graph shows the comparison between Small Cap Earnings/Price to the S&P 500 Earnings/Price.


REIT Earnings/Price - S&P 500 Earnings/Price

This graph shows the comparison between REIT Earnings/Price to the S&P 500 Earnings/Price.


WHAT IS YOUR OUTLOOK GOING FORWARD?

Diversification works well over the long run. In the short run, however, a strategy of selling asset classes that have performed well recently and are overvalued, and buying asset classes that have performed poorly recently and are undervalued can appear foolish at times. Value disciplines rely upon a return to historical valuation relationships and will tend to underperform when valuation relationships are moving away from the historical norm, as they have over the past year. This gap should reverse at some point and we believe the Portfolios are positioned to benefit from the reversion to more normal relationships.

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolios are subject to change.


50  See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

(b) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3,000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(c) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

(e) Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/ Agency issues, mortgage pass-through securites and corporate issues.

(f)  The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries:
Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(g)Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
ASCENT
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
COMMON STOCKS (89.3%)

UNITED STATES (76.8%)
AIR TRANSPORT (0.5%)
Alaska Air Group, Inc. + ..............        1,700        $     75,225
AMR Corp. + ...........................        9,600             570,000
Delta Air Lines, Inc. .................        6,000             312,000
                                                            ------------
                                                                 957,225
                                                            ------------
AUTO PARTS AND HARDWARE (0.4%)
Black & Decker Corp. ..................       12,200             683,962
Tower Automotive, Inc. + ..............        6,100             152,119
                                                            ------------
                                                                 836,081
                                                            ------------
AUTOMOTIVE (0.5%)
Ford Motor Co. ........................       16,400             962,475
                                                            -------------
BANKS AND THRIFTS (1.0%)
Chase Manhattan Corp. .................          700              47,644
Dime Bancorp, Inc. ....................        2,800              74,025
FirstFed Financial Corp. + ............        3,200              57,200
Golden State Bancorp, Inc. ............       56,800             944,300
Golden West Financial Corp. ...........        5,000             458,437
Greenpoint Financial Corp. ............        2,000              70,250
Pacific Century Financial Corp. .......        2,900              70,687
Suntrust Banks, Inc. ..................        2,300             175,950
UnionBanCal Corp. .....................        1,800              61,313
WSFS Financial Corp. ..................        4,400              74,250
                                                            ------------
                                                               2,034,056
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (4.2%)
ADAC Laboratories + ...................        7,700             153,759
Agouron Pharmaceuticals, Inc. + .......        1,000              58,750
Alpharma, Inc. ++ .....................       42,800           1,511,375
Amgen, Inc. + .........................        3,400             355,512
Barr Laboratories, Inc. + .............       13,100             628,800
Bio-Rad Labs, Inc. + ..................       24,000             504,000
Guidant Corp. .........................        2,000             220,500
Hanger Orthopedic Group, Inc. + .......       10,100             227,250
Maxxim Medical, Inc. + ................       43,800           1,303,050
MedImmune, Inc. + .....................        2,200             218,763
OEC Medical Systems, Inc. + ...........       33,400           1,050,012
Osteotech, Inc. + .....................        8,900             413,850
Safeskin Corp. + ......................        7,100             171,288
VISX, Inc. + ..........................       19,500           1,705,031
West Co.,  Inc. .......................        5,300             189,144
                                                            ------------
                                                               8,711,084
                                                            ------------
COMMERCIAL SERVICES (1.7%)
Data Processing Resources Corp. + .....        2,900              84,825
Day Runner, Inc. + ....................        3,000              43,500
Deluxe Corp. ..........................        9,400             343,687
Franklin Covey Co. + ..................       18,700             313,225
Galileo International, Inc. ...........       24,800           1,078,800
Modtech, Inc. + .......................        2,600              39,650
Romac International, Inc. + ...........       51,600           1,148,100


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

COMMERCIAL SERVICES (CONTINUED)
Valassis Communications, Inc. + .......        3,000        $    154,875
World Color Press, Inc. + .............       12,200             371,337
                                                            ------------
                                                               3,577,999
                                                            ------------
COMPUTERS (1.4%)
Apple Computer, Inc. + ................       17,100             700,031
International Business Machines Corp. .        4,200             775,950
NeoMagic Corp. + ......................       23,400             517,725
SPR, Inc. + ...........................        9,150             157,838
Sun Microsystems, Inc. + ..............        9,900             847,687
                                                            ------------
                                                               2,999,231
                                                            ------------
CONGLOMERATE AND AEROSPACE (1.2%)
Ducommun, Inc. + ......................       13,100             180,944
General Electric Co. ..................          965              98,490
Goodrich (B. F.) Co. ..................       15,500             556,063
Kellstrom Industries, Inc. + ..........       12,400             356,500
Loews Corp. ...........................        5,800             569,850
United Technologies Corp. .............        6,600             717,750
                                                            ------------
                                                               2,479,597
                                                            ------------
CONSUMER FINANCE (0.1%)
Countrywide Credit Industries, Inc. ...        5,400             271,013
Federal National Mortgage Association .          200              14,800
                                                            ------------
                                                                 285,813
                                                            ------------
CONSUMER PRODUCTS (1.0%)
American Greetings Corp. ..............        3,250             133,453
Blyth Industries, Inc. + ..............        1,500              46,875
M & F Worldwide Corp. + ...............       29,600             297,850
National R.V. Holdings, Inc. + ........       35,700             919,275
Procter & Gamble Co. ..................        6,800             620,925
                                                            ------------
                                                               2,018,378
                                                            ------------
CONSUMER SERVICES (2.0%)
Avis Rent A Car, Inc. + ...............        1,600              38,700
Bob Evans Farms, Inc. .................        2,400              62,550
Darden Restaurants, Inc. ..............       17,800             320,400
Extended Stay America, Inc. + .........      142,900           1,500,450
Foodmaker, Inc. + .....................       22,500             496,406
Grand Casinos, Inc. + .................       52,500             423,281
Harvey's Casino Resorts ...............        5,100             141,206
Promus Hotel Corp. + ..................        1,072              34,706
Sonic Corp. + .........................       40,450           1,006,194
Tricon Global Restaurants, Inc. + .....        1,900              95,238
                                                            ------------
                                                               4,119,131
                                                            ------------
CONSUMER SPECIALTIES (1.4%)
Premier Parks Inc. + ..................       44,800           1,355,200
Russ Berrie & Co., Inc. ...............       13,800             324,300
Speedway Motorsports, Inc. + ..........       43,800           1,248,300
                                                            ------------
                                                               2,927,800
                                                            ------------
DATA AND IMAGING SERVICES (3.9%)
Adobe Systems, Inc. ...................        5,100             238,425
Avant! Corp. + ........................       26,000             416,000
BMC Software, Inc. + ..................       10,000             445,625

52 See Notes to Portfolio of Investments.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

DATA AND IMAGING SERVICES (CONTINUED)
Computer Associates International, Inc.       14,500        $    618,062
Compuware Corp. + .....................        1,500             117,188
Great Plains Software, Inc. + .........        1,700              82,025
Keane, Inc. + .........................        1,600              63,900
Microsoft Corp. + .....................        7,600           1,054,025
Network Appliance, Inc. + .............        3,200             144,000
Oracle Corp. + ........................       19,300             832,312
Parametric Technology Co. + ...........       20,100             329,138
Pixar, Inc. + .........................          900              31,500
Progress Software Corp. + .............       26,300             887,625
QLogic Corp. + ........................       16,200           2,120,175
Siebel Systems, Inc. + ................       12,600             427,612
THQ, Inc. + ...........................       11,400             319,200
                                                            ------------
                                                               8,126,812
                                                            ------------
DISCRETIONARY RETAIL (4.1%)
American Eagle Outfitters, Inc. + .....       30,525           2,033,728
Ames Department Stores, Inc. + ........       17,100             461,700
Best Buy Co., Inc. + ..................        1,100              67,513
Cato Corp. (The) ......................        7,600              74,813
Federated Department Stores, Inc. + ...       11,000             479,187
Gap, Inc. .............................        8,550             480,937
Global DirectMail Corp. + .............       20,800             486,200
Lowe's Co., Inc. ......................       15,000             767,812
Micro Warehouse, Inc. + ...............        2,700              91,294
Musicland Stores Corp. + ..............       41,700             622,894
Tandy Corp. ...........................        3,200             131,800
TJX Companies, Inc. ...................       16,600             481,400
Transport World Entertainment Corp. + .       63,300           1,206,656
Zale Corp. + ..........................       37,300           1,202,925
                                                            ------------
                                                               8,588,859
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Trammell Crow Co. + ...................        9,000             252,000
Transamerica Corp. ....................        1,000             115,500
                                                            ------------
                                                                 367,500
                                                            ------------
DRUGS (2.1%)
Abbott Laboratories ...................       13,400             656,600
Dura Pharmaceuticals, Inc. + ..........       10,400             157,950
Eli Lilly & Co. .......................        6,200             551,025
IDEC Pharmaceuticals Corp. + ..........       21,500           1,010,500
Johnson & Johnson .....................        1,700             142,587
Medicis Pharmaceutical Corp. + ........        7,200             429,300
Merck & Co., Inc. .....................        5,300             782,744
Roberts Pharmaceutical Corp. + ........       26,300             572,025
                                                            ------------
                                                               4,302,731
                                                            ------------
ELECTRIC UTILITIES (0.9%)
Allegheny Energy, Inc. ................        1,700              58,650
Citizens Utilities Co. + ..............        1,624              13,196
Conectiv, Inc. ........................        2,700              66,150
Energy East Corp. .....................        1,200              67,800
Florida Progress Corp. ................        1,600              71,700


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
Niagara Mohawk Power Corp. + ..........       20,700        $    333,787
OGE Energy Corp. ......................        2,100              60,769
TNP Enterprises,  Inc. ................       33,800           1,282,287
                                                            ------------
                                                               1,954,339
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.6%)
Power Integrations, Inc. + ............       22,100             553,881
Xerox Corp. ...........................        5,900             696,200
                                                            ------------
                                                               1,250,081
                                                            ------------
ELECTRONIC MEDIA (0.2%)
USA Networks, Inc. + ..................          700              23,188
Viacom, Inc. + ........................        6,300             466,200
                                                            ------------
                                                                 489,388
                                                            ------------
FOOD AND BEVERAGE (1.7%)
American Italian Pasta Co. + ..........       13,200             348,150
Canandiagua Brands, Inc. + ............       14,000             809,375
Earthgrains Co. (The) .................       15,900             491,906
IBP, Inc. .............................        3,500             101,938
J & J Snack Foods Corp. + .............       10,100             225,987
Keebler Foods Co. + ...................        1,600              60,200
Robert Mondavi Corp. + ................        5,600             228,900
Suiza Foods Corp. + ...................       25,700           1,309,094
                                                            ------------
                                                               3,575,550
                                                            ------------
FOOD AND DRUG RETAIL (1.2%)
Casey's General Stores, Inc. ..........       61,400             800,119
CVS Corp. .............................       12,600             693,000
Kroger Co. (The) + ....................        6,500             393,250
Safeway, Inc. + .......................          800              48,750
SUPERVALU, Inc. .......................       21,900             613,200
                                                            ------------
                                                               2,548,319
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Ball Corp. ............................          600              27,450
Boise Cascade Corp. ...................        1,900              58,900
Centex Construction Products, Inc. ....       14,300             580,938
Georgia-Pacific Corp. .................        2,400              57,150
Lafarge Corp. .........................        1,300              52,650
Lone Star Industries, Inc. ............       14,400             530,100
USG Corp. .............................        1,200              61,125
                                                            ------------
                                                               1,368,313
                                                            ------------
GAS UTILITIES (1.1%)
Columbia Energy Group .................        3,750             216,563
Eastern Enterprises ...................       10,300             450,625
Energen Corp. .........................       32,600             635,700
NUI Corp. .............................       10,000             268,125
ONEOK, Inc. ...........................        9,500             343,187
Sempra Energy .........................       10,526             267,097
                                                            ------------
                                                               2,181,297
                                                            ------------
HEALTH SERVICES (0.5%)
Bergen Brunswig Corp. .................        2,100              73,238
Lincare Holdings, Inc. + ..............       15,700             636,831


                                       See Notes to Portfolio of Investments. 53

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
ASCENT (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

HEALTH SERVICES (CONTINUED)
Pediatrix Medical Group, Inc. + .......        4,900        $    293,694
                                                            ------------
                                                               1,003,763
                                                            ------------
HOUSING AND FURNISHINGS (2.5%)
Centex Corp. ..........................        8,400             378,525
Department 56, Inc. + .................       15,700             589,731
Fleetwood Enterprises, Inc. ...........       15,800             549,050
Herman Miller, Inc. ...................        3,000              80,625
Kaufman & Broad Home Corp. ............       13,100             376,625
Lennar Corp. ..........................       19,500             492,375
MDC Holdings, Inc. ....................       53,400           1,141,425
Pulte Corp. ...........................       11,000             305,938
Ryland Group, Inc. ....................       36,100           1,042,388
Winsloew Furniture, Inc. + ............        5,100             135,150
                                                            ------------
                                                               5,091,832
                                                            ------------
INDUSTRIAL SERVICES (0.5%)
Fluor Corp. ...........................        2,300              97,894
Foster Wheeler Corp. ..................       17,900             236,056
Milacron, Inc. ........................       17,500             336,875
RTI International Metals + ............       20,500             287,000
Walter Industries, Inc. + .............       11,200             171,500
                                                            ------------
                                                               1,129,325
                                                            ------------
INSURANCE (1.2%)
Allstate Corp. (The) ..................       21,600             834,300
American Bankers Insurance Group ......        3,100             149,962
CIGNA Corp. ...........................        6,400             494,800
Conseco, Inc. .........................        6,700             204,769
First American Financial Corp. ........       17,400             558,975
MGIC Investment Corp. .................        5,500             218,969
Old Republic International Corp. ......        2,550              57,375
PacifiCare Health Systems, Inc. + .....          800              63,600
                                                            ------------
                                                               2,582,750
                                                            ------------
INVESTMENT SERVICES (0.2%)
BancWest Corp. ........................        1,300              62,400
Dames & Moore Group ...................        5,100              65,663
Providian Financial Corp. .............        1,050              78,750
Roslyn Bancorp, Inc. ..................        6,700             144,050
                                                            ------------
                                                                 350,863
                                                            ------------
MAJOR TELECOMMUNICATIONS (1.5%)
ALLTEL Corp. ..........................        5,500             328,969
AT&T Corp. ............................       15,500           1,166,375
Bell Atlantic Corp. ...................        6,500             369,281
BellSouth Corp. .......................        8,600             428,925
Sprint Corp. ..........................        9,500             799,188
Sprint PCS + ..........................        4,450             102,906
                                                            ------------
                                                               3,195,644
                                                            ------------
MISCELLANEOUS METALS (0.1%)
Stillwater Mining Co. + ...............        1,000              41,000
Titanium Metals Corp. .................       28,200             239,700
                                                            ------------
                                                                 280,700
                                                            ------------

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

OIL (1.3%)
Ashland Oil, Inc. .....................       10,900        $    527,288
Belco Oil & Gas Corp. .................        2,400              13,350
Penn Virginia Corp. ...................        7,400             135,975
Pennzoil-Quaker State Co. + ...........        4,430              65,622
Sunoco Inc. ...........................       23,300             840,256
Swift Energy Co. + ....................       13,600             100,300
Tesoro Petroleum Corp. + ..............       90,700           1,099,737
                                                            ------------
                                                               2,782,528
                                                            ------------
OIL SERVICES (0.4%)
McDermott International, Inc. .........       13,500             333,281
Seitel, Inc. + ........................        4,600              57,213
Tidewater, Inc. .......................        2,800              64,925
Tosco Corp. ...........................        2,600              67,275
Trico Marine Services, Inc. + .........       24,300             118,462
Veritas DGC, Inc. + ...................        6,500              84,500
                                                            ------------
                                                                 725,656
                                                            ------------
OTHER TELECOMMUNICATIONS (0.7%)
Adelphia Communications + .............       13,600             622,200
Century Telephone Enterprises, Inc. ...        1,350              91,125
Cincinnati Bell Inc. ..................        1,700              64,281
Comverse Technology,  Inc. + ..........          800              56,800
Lucent Technologies, Inc. .............        2,000             220,000
Melita International Corp. + ..........        9,400             197,400
Tekelec + .............................        6,200             102,688
Tellabs, Inc. + .......................        1,100              75,419
                                                            ------------
                                                               1,429,913
                                                            ------------
PRINT MEDIA (1.0%)
Knight-Ridder, Inc. ...................       10,100             516,362
McGraw-Hill Co., Inc. .................          100              10,188
Media General, Inc. + .................        1,300              68,900
Meredith Corp. ........................        8,700             329,513
New York Times Co. ....................       13,600             471,750
Thomas Nelson,  Inc. ..................       23,900             322,650
Wiley (John) & Sons, Inc. .............        7,700             372,006
                                                            ------------
                                                               2,091,369
                                                            ------------
PRODUCER GOODS (0.9%)
C & D Technologies, Inc. ..............       27,400             753,500
Honeywell, Inc. .......................        3,000             225,937
Ingersoll-Rand Co. ....................        8,700             408,356
Kaydon Corp. ..........................        1,200              48,075
Tecumseh Products Co. .................          400              18,650
Trinity Industries, Inc. ..............          500              19,250
Tyco International Ltd. ...............        5,300             399,819
                                                            ------------
                                                               1,873,587
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (30.3%)
AMB Property Corp. ....................        2,400              52,800
American Health Properties, Inc. ......       12,200             251,625
Apartment Investment & Management Co. .       54,000           2,008,125
Archstone Communities Trust ...........       30,200             611,550
Arden Realty Group, Inc. ..............       17,600             408,100


54 See Notes to Portfolio of Investments.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Avalon Bay Communities, Inc. ..........       32,770        $  1,122,372
Beacon Capital + + ....................       38,400             614,400
Bedford Property Investors, Inc. ......        6,000             101,250
Boykin Lodging Co. ....................        8,600             106,425
Bradley Real Estate, Inc. .............       15,900             325,950
Brandywine Realty Trust ...............       52,700             942,013
Cabot Industrial Trust ................        9,800             200,288
Camden Property Trust .................       30,500             793,000
Captec Net Lease Realty, Inc. .........       16,000             200,000
Carramerica Realty Corp. ..............       11,800             283,200
CBL & Associates Properties, Inc. .....       42,000           1,084,125
CCA Prison Realty Trust ...............       25,900             530,950
Chateau Communities, Inc. .............       17,700             518,831
Colonial Properties Trust .............       57,900           1,541,587
Cornerstone Properties, Inc. ..........       30,100             470,313
Cousins Properties, Inc. ..............       19,900             641,775
Crescent Real Estate Equities,  Inc. ..       69,500           1,598,500
Criimi Mae, Inc. ......................       30,600             107,100
Developers Diversified Realty Corp. ...        6,800             120,700
Duke Realty Investments, Inc. .........       16,400             381,300
Eastgroup Properties, Inc. ............        5,700             105,094
Equity Office Properties Trust ........      149,600           3,590,400
Equity One, Inc. ......................        8,900              80,656
Equity Residential Properties Trust ...       90,953           3,677,912
Essex Property Trust, Inc. ............       12,800             380,800
FelCor Lodging Trust Inc. .............       21,200             488,925
First Industrial Realty Trust, Inc. ...       37,800           1,013,512
Franchise Finance Corp. of America ....       22,800             547,200
Gables Residential Trust ..............       18,200             422,013
General Growth Properties, Inc. .......       36,800           1,393,800
Glenborough Realty Trust, Inc. ........       49,100           1,000,412
Glimcher Realty Trust .................       10,700             167,856
Golf Trust of America, Inc. ...........        7,900             219,225
Health Care REIT, Inc. ................       25,600             662,400
Healthcare Realty Trust, Inc. .........       24,757             552,391
Highwood Properties, Inc. .............       24,600             633,450
Home Properties of New York, Inc. .....        6,700             172,525
Hospitality Properties Trust ..........       24,900             600,713
HRPT Properties Trust .................      153,800           2,162,812
Imperial Credit Commercial Mortgage
 Investment Corp. .....................        7,500              70,313
Innkeepers USA Trust ..................       29,400             347,288
Kilroy Realty Corp. ...................       21,000             483,000
Kimco Realty Corp. ....................       88,100           3,496,469
Koger Equity, Inc. ....................       26,400             453,750
Lexington Corporate Properties Trust ..        8,400             105,525
Liberty Property Trust ................      127,500           3,139,687
LTC Properties, Inc. ..................       10,800             179,550
Manufactured Home Communities, Inc. ...       18,500             463,656
Meditrust Companies Corp. .............       67,500           1,020,937
MeriStar Hospitality Corp. ............       12,543             232,829


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Merry Land Properties, Inc. + .........        1,005        $      3,643
Mid-America Apartment Communities, Inc.        9,800             222,338
National Golf Properties, Inc. ........        9,800             283,588
OMEGA Healthcare Investors, Inc. ......       60,700           1,832,381
Parkway Properties, Inc. ..............       12,100             378,125
Post Properties, Inc. .................       85,300           3,278,719
Prentiss Properties Trust .............       34,800             776,475
Prime Retail, Inc. ....................       26,000             255,125
PS Business Parks, Inc. ...............       26,000             620,750
Public Storage, Inc. ..................       37,300           1,009,431
Ramco-Gerhenson Properties Trust ......        8,400             121,800
Reckson Associates Realty Corp. .......       36,800             816,500
Reckson Service Industries + ..........        5,832              24,057
Regency Realty Corp. ..................       16,800             373,800
RFS Hotel Investors, Inc. .............       16,100             197,225
Shurgard Storage Centers, Inc. ........       10,500             271,031
Simon Property Group, Inc. ............       70,600           2,012,100
Sovran Self Storage, Inc. .............       13,900             349,238
Spieker Properties, Inc. ..............       35,900           1,243,037
Starwood Financial Trust ..............          216              12,960
Starwood Lodging Trust ................       84,850           1,925,034
Storage Trust Realty ..................        8,500             198,688
Sun Communities, Inc. .................       12,150             422,972
Tanger Factory Outlet Centers, Inc. ...        9,600             203,400
Tower Realty Trust, Inc. ..............       10,000             201,250
United Dominion Realty Trust, Inc. ....       34,300             353,719
Urban Shopping Centers, Inc. ..........       23,600             772,900
Vornado Operating Co. + ...............        1,995              16,085
Vornado Realty Trust ..................       39,900           1,346,625
Walden Residential Properties, Inc. ...       10,300             210,506
Weeks Corp. ...........................       12,300             346,706
                                                            ------------
                                                              62,961,587
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (2.0%)
AMP, Inc. .............................       11,800             614,337
C-Cube Microsystems, Inc. + ...........        2,800              75,950
CHS Electronics, Inc. + ...............       30,600             518,288
Intel Corp. ...........................       12,000           1,422,750
Lattice Semiconductor Corp. + .........       10,900             500,378
National Semiconductor Corp. + ........        9,200             124,200
Park Electrochemical Corp. ............        3,900             111,638
Vitesse Semiconductor Corp. + .........       15,400             702,625
                                                            ------------
                                                               4,070,166
                                                            ------------
SPECIALTY CHEMICALS (0.1%)
Albemarle Corp. .......................        3,000              71,250
Engelhard Corp. .......................        1,100              21,450
International Specialty Products, Inc.
 +.....................................        3,100              42,044
                                                            ------------
                                                                 134,744
                                                            ------------
STEEL (0.4%)
Cleveland-Cliffs, Inc. ................          400              16,125
Quanex Corp. ..........................       29,100             656,569



                                       See Notes to Portfolio of Investments. 55

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
ASCENT (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

STEEL (CONTINUED)
Texas Industries, Inc. ................        3,000        $     80,812
                                                            ------------
                                                                 753,506
                                                            ------------
SURFACE TRANSPORT (0.1%)
Burlington Northern Santa Fe Corp. ....        3,600             121,500
                                                            ------------
TEXTILES AND APPAREL (1.0%)
Abercrombie & Fitch Co. + .............       24,100           1,705,075
Intimate Brands,  Inc. ................       15,400             460,075
                                                            ------------
                                                               2,165,150
                                                            ------------
TOTAL UNITED STATES (COST $153,676,959)                      159,406,642
                                                            ------------
FOREIGN COMMON STOCKS (12.5%)

AUSTRALIA (0.3%)
Telstra Corp. Ltd.
 (Other Telecommunications) + .........       72,900             341,189
Westpac Banking Corp. Ltd.
 (Banks and Thrifts) ..................       56,297             377,096
                                                            ------------
TOTAL AUSTRALIA                                                  718,285
                                                            ------------
BELGIUM (0.3%)
Delhaize-le Lion SA (Food and Beverage)        6,100             539,795
                                                            ------------
CANADA (0.1%)
Canadian National Railway Co.
(Surface Transport) ...................        3,500             181,563
Trizec Hahn Corp.
(Real Estate Investment Trusts) .......        4,700              96,350
                                                            ------------
TOTAL CANADA                                                     277,913
                                                            ------------
DENMARK (0.2%)
Den Danske Bank (Investment Services) .        1,300             174,641
Tele Danmark A/S
(Major Telecommunications) ............        2,300             310,425
                                                            ------------
TOTAL DENMARK                                                    485,066
                                                            ------------
FINLAND (0.4%)
Nokia Corp., ADR
(Other Telecommunications) ............        4,800             578,100
Sampo Insurance Co. (Insurance) .......        7,900             301,902
                                                            ------------
TOTAL FINLAND                                                    880,002
                                                            ------------
FRANCE (1.8%)
Credit Commercial de France
(Banks and Thrifts) + .................        3,500             325,176
Elf Aquitaine SA (Oil) ................        3,050             352,708
Etablissements Economiques du Casino
 Guichard-Perrachon SA
 (Commercial Services) + ..............        2,800             291,719
Gemini Sogeti SA (Insurance) ..........        3,200             513,838
Groupe Danone (Food and Beverage) .....        1,300             372,346
Lafarge SA
 (Forest Products and Building
 Materials)............................        3,800             361,212
Renault SA (Automotive) ...............        3,300             148,276
Sanofi SA (Drugs) .....................        2,100             345,852
Scor (Insurance) ......................        4,700             310,882
Societe Generale (Banks and Thrifts) ..        1,500             243,010


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
FRANCE (CONTINUED)
Vivendi (Utilities - Water) ...........        1,600        $    415,309
                                                            ------------
TOTAL FRANCE                                                   3,680,328
                                                            ------------
GERMANY (1.0%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) +.........................        5,400             423,091
BHF-Bank AG (Banks and Thrifts) .......        5,000             201,129
DaimlerChrysler AG (Automotive) .......        2,100             207,403
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ..................        3,300             289,265
Douglas Holding AG (Discretionary
 Retail)...............................        3,500             206,982
Gehe AG (Health Services) .............        5,400             372,839
Mannesmann AG (Producer Goods) ........        3,700             424,291
                                                            ------------
TOTAL GERMANY                                                  2,125,000
                                                            ------------
HONG KONG (0.2%)
HSBC Holdings Plc (Investment Services)        4,000              99,647
VTech Holdings Ltd.
 (Semiconductors and Electronics) .....       64,000             279,220
                                                            ------------
TOTAL HONG KONG                                                  378,867
                                                            ------------
IRELAND (0.5%)
Allied Irish Banks (Banks and Thrifts)        22,165             397,568
CRH Plc
 (Forest Products and Building
 Materials)............................       22,102             382,267
Waterford Wedgewood
 (Housing and Furnishings) ............      279,199             237,283
                                                            ------------
TOTAL IRELAND                                                  1,017,118
                                                            ------------
ITALY (0.6%)
Arnoldo Mondadori Editor (Print Media)        22,900             303,446
Banca Commerciale Italiana (Banks and
 Thrifts)..............................       37,000             255,800
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ................       89,200             267,501
Istituto Nazionale delle Assicurazioni
 (Insurance) +.........................      115,000             304,422
Telecom Italia SpA (Commercial
 Services).............................       18,700             159,903
Unione Immobiliare SpA
(Real Estate Investment Trusts) + .....       64,000              33,457
                                                            ------------
TOTAL ITALY                                                    1,324,529
                                                            ------------
JAPAN (1.7%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
 (Investment Services) ................       19,200             199,149
Fuji Photo Film (Chemicals) ...........       11,000             409,575
Hitachi Ltd. (Semiconductors and
 Electronics)..........................       48,000             297,872
Kao Corp. (Consumer Products) .........       25,000             565,160
Mizuno Corp. (Consumer Products) ......       41,000             124,672
Nintendo Co. Ltd.
 (Semiconductors and Electronics) .....        3,000             291,223
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + .........           50             206,117
Orix Corp. (Investment Services) ......        3,100             231,950
Santen Pharmaceutical Co. Ltd. (Drugs)        12,000             230,851
Seino Transportation Co. Ltd.
 (Surface Transport) ..................       54,000             309,255
SoftBank Corp. (Banks and Thrifts) ....        9,200             554,610
                                                            ------------
TOTAL JAPAN                                                    3,420,434
                                                            ------------


56 See Notes to Portfolio of Investments.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
MEXICO (0.1%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci) (Banks and Thrifts) + ...      102,001       $     133,872
                                                           -------------
NETHERLANDS (0.8%)
Akzo Nobel (Chemicals) ................        6,400             291,576
Hunter Douglas NV (Consumer Services) .        8,525             282,546
ING Groep NV (Banks and Thrifts) ......        5,860             357,527
Koninklijke Ahold NV (Commercial
 Services).............................        6,969             257,712
TNT Post Group NV (Surface Transport) .        6,500             209,543
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ........................        8,800             331,987
                                                           -------------
TOTAL NETHERLANDS                                              1,730,891
                                                           -------------
NEW ZEALAND (0.1%)
Fernz Corp. Ltd. (Chemicals) ..........       62,200             192,233
                                                           -------------
NORWAY (0.4%)
Det Sondenfjelds-Norske
 Dampskibsselskab
 (Oil) + ..............................       12,000              94,501
Fokus Banken ASA (Investment Services)        22,600             225,436
Merkantildata ASA (Data and Imaging
 Services).............................       26,300             258,892
Ocean Rig ASA (Oil) + .................      362,500              98,963
Tandberg Television ASA (Electronic
 Media) +..............................       26,000             214,989
                                                           -------------
TOTAL NORWAY                                                     892,781
                                                           -------------
SPAIN (0.4%)
Iberdrola SA (Electric Utilities) + ...       23,800             445,949
Telefonica de Espana
 (Major Telecommunications) ...........        6,000             267,193
Telefonica SA Rights
 (Major Telecommunications) + .........        6,000               5,335
                                                           -------------
TOTAL SPAIN                                                      718,477
                                                           -------------
SWEDEN (0.5%)
Industrial & Financial Systems
 (Data and Imaging Services) + ++ .....       31,500             363,351
NetCom AB (Major Telecommunications) +         4,900             199,487
Securitas AB (Consumer Services) ......       25,000             388,610
                                                           -------------
TOTAL SWEDEN                                                     951,448
                                                           -------------
SWITZERLAND (0.6%)
Adecco SA (Commercial Services) .......          300             136,949
Fischer (Georg) AG (Auto Parts and
 Hardware).............................          850             287,459
Novartis AG Registered Shares
 (Health Services) + ..................          150             294,867
Swiss Re (Insurance) ..................           90             234,649
UBS AG (Banks and Thrifts) ............        1,200             368,693
                                                           -------------
TOTAL SWITZERLAND                                              1,322,617
                                                           -------------
UNITED KINGDOM (2.5%)
Bank of Scotland (Banks and Thrifts) ..       25,134             299,835
Berisford Plc (Industrial Services) ...       52,700             157,828
British Aerospace Plc
 (Conglomerate and Aerospace) .........       47,317             401,896
British Telecom Plc
 (Major Telecommunications) ...........       17,800             267,133
Cable & Wireless Plc
 (Other Telecommunications) + .........       13,900             171,023


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED KINGDOM (CONTINUED)
Glaxo Wellcome Plc (Drugs) ............        8,565       $     294,699
Granada Group Plc (Consumer Services) +       23,451             414,564
Kingfisher Plc (Discretionary Retail) .       25,553             276,561
Kwik-Fit Holding Plc (Auto Parts and
 Hardware).............................       29,000             232,807
National Westminster Bank Plc
 (Banks and Thrifts) ..................       16,200             312,392
Pearson Plc (Print Media) .............       20,200             400,952
Peninsular & Oriental Steam Navigation
 Co.
 (Surface Transport) + ................       22,983             271,498
Railtrack Group (Surface Transport) ...        9,303             240,998
SmithKline Beecham Plc (Drugs) ........       18,900             265,245
Unilever Plc (Consumer Products) ......       25,500             285,957
Vodafone Group Plc (Consumer Products)        36,192             587,711
WPP Group Plc (Commercial Services) ...       33,200             202,006
                                                           -------------
TOTAL UNITED KINGDOM                                           5,083,105
                                                           -------------
TOTAL FOREIGN COMMON STOCKS (COST $22,000,577)                25,872,761
                                                           -------------
TOTAL COMMON STOCKS (COST $175,677,536)                      185,279,403
                                                           -------------
PREFERRED STOCKS (0.4%)

GERMANY (0.4%)
Henkel KGAA (Chemicals) ...............        5,000             447,286
Hugo Boss AG (Textiles and Apparel) + .          100             192,123
SAP AG (Data and Imaging Services) + ..          500             239,614
                                                           -------------
TOTAL PREFERRED STOCKS (COST $623,162)                           879,023
                                                           -------------

                                          PRINCIPAL
                                           AMOUNT
                                         -------------
LONG-TERM BONDS AND NOTES (4.5%)

CORPORATE AND CONVERTIBLE BONDS (0.6%)
GTE Corp., 9.38%, 12/01/00 ............  $   300,000       $     321,771
HSBC Americas, Inc., 7.00%, 11/01/06 ..      900,000             942,462
                                                           -------------
TOTAL CORPORATE AND CONVERTIBLE BONDS                          1,264,233
 (COST $1,216,456)                                         -------------

CORPORATE BONDS (2.4%)
BankAmerica Corp., 7.88%, 12/01/02 ....      300,000             323,898
Fifth Third Banc, 6.75%, 07/15/05 .....      450,000             472,275
Ford Motor Credit Corp., 6.63%,
 10/01/28..............................      390,000             400,503
Heller Financial, Inc., 6.35%, 08/15/99
 ++ ...................................      800,000             803,320
Household Finance Corp., 5.88%,
 09/25/04..............................      200,000             200,214
International Lease Finance Corp.,
 5.56%, 09/18/01 ......................      200,000             199,528
MBIA, Inc., 6.63%, 10/01/28 ...........      380,000             381,569
Norwest Financial, Inc., 5.38%,
 09/30/03..............................      200,000             198,844
Rite Aid Corp., 6.00%, 10/01/03 .......      200,000             199,810
Simon De Bartolo Group, Inc., 6.63%,
 06/15/03..............................      200,000             197,294
Tenet Healthcare Corp., 7.88%, 01/15/03      800,000             809,592
Time Warner, Inc., 9.13%, 01/15/13 ....      475,000             601,331
USA Waste Management, Inc., 6.13%,
 07/15/01..............................      200,000             201,240
                                                           -------------
TOTAL CORPORATE BONDS (COST $4,849,456)                        4,989,418
                                                           -------------


                                       See Notes to Portfolio of Investments. 57

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
ASCENT (continued)
================================================================================

                                          PRINCIPAL           MARKET
                                           AMOUNT              VALUE
                                         -------------     ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (1.4%)
Federal National Mortgage
 Association-Convertible Loan, 6.50%,
 11/01/27..............................      919,504       $     925,826
Government National Mortgage
 Association, 7.00%, 04/15/26 -
 01/15/28..............................    1,856,539           1,901,207
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                   2,827,033
 SECURITIES (COST $2,797,235)                              -------------

U.S. GOVERNMENT OBLIGATIONS (0.1%)
U.S. Treasury Bond, 7.25%, 08/15/04 ...       50,000              56,211
U.S. Treasury Note, 7.50%, 11/15/01 ...      120,000             129,037
                                                           -------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $178,959)                185,248
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES (COST $9,042,106)              9,265,932
                                                           -------------
SHORT-TERM INVESTMENTS (5.1%)
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 ......................    5,462,000           5,462,000
Federal National Mortgage Association,
 4.75%, 01/05/99 ......................    5,000,000           4,999,340
U.S. Treasury Bill, 4.98%, 02/18/99 @ .      100,000              99,456
                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,560,719)               10,560,796
                                                          --------------
TOTAL INVESTMENTS (COST $195,903,523)(a)                     205,985,154
OTHER ASSETS LESS LIABILITIES                                  1,610,662
                                                          --------------
TOTAL NET ASSETS                                            $207,595,816
                                                          ==============



NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $196,254,380. Unrealized gains and losses, based on identified tax cost at

December 31, 1998, are as follows:

Unrealized gains.......................................   $   26,414,432

Unrealized losses......................................      (16,683,658)
                                                          --------------

 Net unrealized gain...................................   $    9,730,774
                                                          ==============



Information concerning open futures contracts at December 31, 1998 is shown below:

                             NO. OF      INITIAL    EXPIRATION     UNREALIZED
                           CONTRACTS      VALUE        DATE       GAIN/(LOSS)
                           ----------  -----------  -----------  --------------
     LONG CONTRACTS
-------------------------
Long-Term German
Government Bond
Futures..................      2       $  344,667     Mar 99      $      660

Swiss Government
Bond Futures.............      9          853,477     Mar 99         (15,398)

Topix Index Futures......      4          381,559     Mar 99         (16,844)
                                       ----------                 ----------
                                       $1,579,703                 $  (31,582)
                                       ==========                 ==========
     SHORT CONTRACTS
-------------------------
United Kingdom FTSE 100
 Index Futures...........
                               4       $ (375,905)    Mar 99      $  (17,470)
                                       ==========                 ==========



+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                                 COST
                                                              ----------
Beacon Capital........................................        $  768,000

Heller Financial, Inc.................................           800,201

Industrial & Financial Systems........................           154,500
                                                              ----------

                                                              $1,722,701
                                                              ==========


The market value of the total restricted securities above represent 0.86% of the total net assets.

Category percentages are based on net assets.


58 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
CROSSROADS
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
COMMON STOCKS (67.7%)

UNITED STATES (57.3%)

AIR TRANSPORT (0.3%)
AMR Corp. + ........................          6,900        $     409,688
Delta Air Lines, Inc. ..............          4,000              208,000
                                                           -------------
                                                                 617,688
                                                           -------------
AUTO PARTS AND HARDWARE (0.3%)
Black & Decker Corp. ...............          8,400              470,925
Briggs & Stratton Corp. ............          1,800               89,775
                                                           -------------
                                                                 560,700
                                                           -------------
AUTOMOTIVE (0.4%)
Ford Motor Co. .....................         11,900              698,381
                                                           -------------
BANKS AND THRIFTS (0.5%)
Dime Bancorp, Inc. .................          1,400               37,012
Golden State Bancorp, Inc. .........         32,400              538,650
Golden West Financial Corp. ........          3,300              302,569
Greenpoint Financial Corp. .........          1,100               38,637
Washington Federal, Inc. ...........          1,000               26,688
WSFS Financial Corp. ...............          3,200               54,000
                                                           -------------
                                                                 997,556
                                                           -------------
BIOTECH AND MEDICAL PRODUCTS (3.4%)
Agouron Pharmaceuticals, Inc. + ....            700               41,125
Alpharma, Inc. ++ ..................         30,700            1,084,094
Amgen, Inc. + ......................          3,600              376,425
Barr Laboratories, Inc. + ..........         12,400              595,200
Bio-Rad Labs, Inc. + ...............          8,100              170,100
Empi Inc. + ........................          1,500               37,500
Guidant Corp. ......................          1,300              143,325
Hanger Orthopedic Group, Inc. + ....         24,200              544,500
Maxxim Medical, Inc. + .............         29,500              877,625
Mylan Laboratories, Inc. ...........          1,200               37,800
OEC Medical Systems, Inc. + ........         20,000              628,750
Osteotech, Inc. + ..................          6,000              279,000
Safeskin Corp. + ...................          3,100               74,788
Sunrise Medical + ..................         12,700              157,956
VISX, Inc. + .......................         13,600            1,189,150
West Co.,  Inc. ....................          8,200              292,637
                                                           -------------
                                                               6,529,975
                                                           -------------
COMMERCIAL SERVICES (1.0%)
Day Runner, Inc. + .................          7,800              113,100
Deluxe Corp. .......................          4,800              175,500
Franklin Covey Co. + ...............         14,600              244,550
Galileo International, Inc. ........         17,400              756,900
Modtech, Inc. + ....................          1,600               24,400
Romac International, Inc. + ........         25,500              567,375
                                                           -------------
                                                               1,881,825
                                                           -------------
COMPUTERS (1.3%)
Apple Computer, Inc. + .............         12,000              491,250
Dell Computer Corp. + ..............          3,400              248,837
International Business Machines
 Corp...............................          2,600              480,350


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

COMPUTERS (CONTINUED)
NeoMagic Corp. + ...................         21,200        $     469,050
SPR, Inc. + ........................          7,350              126,788
Sun Microsystems, Inc. + ...........          7,400              633,625
                                                           -------------
                                                               2,449,900
                                                           -------------
CONGLOMERATE AND AEROSPACE (1.2%)
Cordant Technologies, Inc. .........            700               26,250
Ducommun, Inc. + ...................          9,900              136,744
General Electric Co. ...............          6,959              710,253
Goodrich (B. F.) Co. ...............          7,500              269,062
Kellstrom Industries, Inc. + .......         10,300              296,125
Loews Corp. ........................          4,300              422,475
Northrop Grumman Corp. .............            200               14,625
United Technologies Corp. ..........          4,800              522,000
                                                           -------------
                                                               2,397,534
                                                           -------------
CONSUMER FINANCE (0.1%)
Countrywide Credit Industries, Inc.           4,200              210,788
Crescent Operating, Inc. + .........            520                2,470
Federal National Mortgage
 Association........................            600               44,400
                                                           -------------
                                                                 257,658
                                                           -------------
CONSUMER PRODUCTS (0.5%)
American Greetings Corp. ...........          2,150               88,284
Blyth Industries, Inc. + ...........          1,001               31,264
M & F Worldwide Corp. + ............         13,800              138,863
National R.V. Holdings, Inc. + .....         23,550              606,412
Procter & Gamble Co. ...............          1,600              146,100
                                                           -------------
                                                               1,010,923
                                                           -------------
CONSUMER SERVICES (1.3%)
Anchor Gaming + ....................            200               11,275
Avis Rent A Car, Inc. + ............          1,100               26,606
Bob Evans Farms, Inc. ..............          1,500               39,094
Darden Restaurants, Inc. ...........         12,500              225,000
Extended Stay America, Inc. + ......        101,100            1,061,550
Foodmaker, Inc. + ..................         14,700              324,319
Grand Casinos, Inc. + ..............         34,200              275,737
Harvey's Casino Resorts ............          2,900               80,294
Promus Hotel Corp. + ...............            777               25,155
Sonic Corp. + ......................         18,600              462,675
                                                           -------------
                                                               2,531,705
                                                           -------------
CONSUMER SPECIALTIES (1.0%)
Premier Parks Inc. + ...............         31,800              961,950
Russ Berrie & Co., Inc. ............          4,700              110,450
Speedway Motorsports, Inc. + .......         31,300              892,050
                                                           -------------
                                                               1,964,450
                                                           -------------
DATA AND IMAGING SERVICES (2.9%)
Avant! Corp. + .....................         21,200              339,200
BMC Software, Inc. + ...............          7,200              320,850
Computer Associates International,
 Inc................................         10,300              439,037
Compuware Corp. + ..................            700               54,688
Great Plains Software, Inc. + ......          1,700               82,025


                                           See Notes to Financial Statements. 59

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
CROSSROADS (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

DATA AND IMAGING SERVICES (CONTINUED)
Keane, Inc. + ......................            800        $      31,950
Microsoft Corp. + ..................          6,700              929,206
Network Appliance, Inc. + ..........            800               36,000
Oracle Corp. + .....................         14,100              608,062
Parametric Technology Co. + ........          9,200              150,650
Pixar, Inc. + ......................            400               14,000
Progress Software Corp. + ..........         15,500              523,125
QLogic Corp. + .....................         11,000            1,439,625
Siebel Systems, Inc. + .............          8,600              291,863
THQ, Inc. + ........................         12,400              347,200
VERITAS Software Corp. + ...........            500               29,969
                                                           -------------
                                                               5,637,450
                                                           -------------
DISCRETIONARY RETAIL (3.4%)
American Eagle Outfitters, Inc. + ..         34,800            2,318,550
Ames Department Stores, Inc. + .....         11,500              310,500
Federated Department Stores, Inc. +           8,100              352,856
Gap, Inc. ..........................          6,000              337,500
Global DirectMail Corp. + ..........          9,000              210,375
Lowe's Co., Inc. ...................         10,900              557,944
Micro Warehouse, Inc. + ............          1,500               50,719
Musicland Stores Corp. + ...........         20,100              300,244
Renters Choice, Inc. + .............          2,100               66,675
Tandy Corp. ........................          2,300               94,731
TJX Companies, Inc. ................         11,200              324,800
Transport World Entertainment Corp.
 +..................................         63,154            1,203,873
Zale Corp. + .......................         15,400              496,650
                                                           -------------
                                                               6,625,417
                                                           -------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Morgan Stanley, Dean Witter,
 Discover & Co. ....................          3,675              260,925
Trammell Crow Co. + ................          5,200              145,600
Transamerica Corp. .................            700               80,850
                                                           -------------
                                                                 487,375
                                                           -------------
DRUGS (1.6%)
Abbott Laboratories ................          9,200              450,800
Dura Pharmaceuticals, Inc. + .......         12,100              183,769
Eli Lilly & Co. ....................          4,000              355,500
IDEC Pharmaceuticals Corp. + .......          9,100              427,700
Johnson & Johnson ..................          1,200              100,650
Medicis Pharmaceutical Corp. + .....         13,000              775,125
Merck & Co., Inc. ..................          3,900              575,981
Roberts Pharmaceutical Corp. + .....         14,000              304,500
                                                           -------------
                                                               3,174,025
                                                           -------------
ELECTRIC UTILITIES (0.5%)
Allegheny Energy, Inc. .............          1,200               41,400
Citizens Utilities Co. + ...........          1,116                9,070
Conectiv, Inc. .....................          1,300               31,850
Energy East Corp. ..................            700               39,550
Florida Progress Corp. .............          1,000               44,813
Kansas City Power & Light Co. ......            200                5,925
Niagara Mohawk Power Corp. + .......         16,700              269,287


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
OGE Energy Corp. ...................          1,500        $      43,406
TNP Enterprises,  Inc. .............         12,100              459,044
                                                           -------------
                                                                 944,345
                                                           -------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.2%)
Xerox Corp. ........................          3,400              401,200
                                                           -------------
ELECTRONIC MEDIA (0.1%)
USA Networks, Inc. + ...............            500               16,563
Viacom, Inc. + .....................          1,700              125,800
                                                           -------------
                                                                 142,363
                                                           -------------
FOOD AND BEVERAGE (1.2%)
American Italian Pasta Co. + .......          8,600              226,825
Aurora Foods, Inc. + ...............          1,800               35,663
Canandiagua Brands, Inc. + .........          9,400              543,437
Earthgrains Co. (The) ..............         20,700              640,406
IBP, Inc. ..........................          2,500               72,813
J & J Snack Foods Corp. + ..........          6,200              138,725
Robert Mondavi Corp. + .............          9,500              388,312
Suiza Foods Corp. + ................          6,300              320,906
                                                           -------------
                                                               2,367,087
                                                           -------------
FOOD AND DRUG RETAIL (1.1%)
Casey's General Stores, Inc. .......         47,500              618,984
CVS Corp. ..........................          6,100              335,500
Kroger Co. (The) + .................          5,300              320,650
Longs Drug Stores, Inc. ............            300               11,250
Rite Aid Corp. .....................          7,700              381,631
Safeway, Inc. + ....................            600               36,563
SUPERVALU, Inc. ....................         15,400              431,200
                                                           -------------
                                                               2,135,778
                                                           -------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.4%)
Ball Corp. .........................            400               18,300
Boise Cascade Corp. ................          1,400               43,400
Centex Construction Products, Inc. .          4,100              166,563
Georgia-Pacific Corp. ..............          1,600               38,100
Lafarge Corp. ......................            800               32,400
Lone Star Industries, Inc. .........         11,200              412,300
Owens Corning ......................            700               24,806
USG Corp. ..........................            700               35,656
                                                           -------------
                                                                 771,525
                                                           -------------
GAS UTILITIES (0.6%)
Columbia Energy Group ..............          2,400              138,600
Eastern Enterprises ................          6,400              280,000
Energen Corp. ......................         16,200              315,900
NUI Corp. ..........................          6,400              171,600
Sempra Energy ......................          7,067              179,325
                                                           -------------
                                                               1,085,425
                                                           -------------
HEALTH SERVICES (0.2%)
Bergen Brunswig Corp. ..............          1,100               38,363
Lincare Holdings, Inc. + ...........          6,100              247,431
                                                           -------------
                                                                 285,794
                                                           -------------



60 See Notes to Financial Statements.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

HOUSING AND FURNISHINGS (1.7%)
Centex Corp. .......................          5,600        $     252,350
Department 56, Inc. + ..............         15,000              563,438
Fleetwood Enterprises, Inc. ........         11,100              385,725
Kaufman & Broad Home Corp. .........          4,800              138,000
Lennar Corp. .......................         11,100              280,275
MDC Holdings, Inc. .................         37,200              795,150
Pulte Corp. ........................          7,400              205,813
Ryland Group, Inc. .................         20,500              591,937
Winsloew Furniture, Inc. + .........          5,000              132,500
                                                           -------------
                                                               3,345,188
                                                           -------------
INDUSTRIAL SERVICES (0.2%)
Fluor Corp. ........................          1,600               68,100
Foster Wheeler Corp. ...............         10,800              142,425
Milacron, Inc. .....................          3,400               65,450
RTI International Metals + .........          9,800              137,200
                                                           -------------
                                                                 413,175
                                                           -------------
INSURANCE (1.2%)
Allstate Corp. (The) ...............         14,700              567,787
CIGNA Corp. ........................          4,600              355,637
Conseco, Inc. ......................          8,100              247,556
First American Financial Corp. .....         28,950              930,019
MGIC Investment Corp. ..............          3,800              151,288
PacifiCare Health Systems, Inc. + ..            500               39,750
                                                           -------------
                                                               2,292,037
                                                           -------------
INVESTMENT SERVICES (0.3%)
BancWest Corp. .....................            800               38,400
Dames & Moore Group ................          9,400              121,025
Providian Financial Corp. ..........          4,950              371,250
                                                           -------------
                                                                 530,675
                                                           -------------
MAJOR TELECOMMUNICATIONS (1.0%)
ALLTEL Corp. .......................          1,000               59,813
AT&T Corp. .........................         11,400              857,850
Bell Atlantic Corp. ................          8,800              499,950
Sprint Corp. .......................          6,700              563,637
                                                           -------------
                                                               1,981,250
                                                           -------------
MISCELLANEOUS METALS (0.1%)
Titanium Metals Corp. ..............         11,500               97,750
                                                           -------------
OIL (1.1%)
Ashland Oil, Inc. ..................          6,800              328,950
Penn Virginia Corp. ................          6,900              126,788
Sunoco Inc. ........................         15,800              569,788
Swift Energy Co. + .................         55,000              405,625
Tesoro Petroleum Corp. + ...........         64,900              786,912
                                                           -------------
                                                               2,218,063
                                                           -------------
OIL SERVICES (0.3%)
Ensco International,  Inc. .........          3,300               35,269
McDermott International, Inc. ......          5,900              145,656
Seitel, Inc. + .....................         30,000              373,125
Tidewater, Inc. ....................            900               20,869


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

OIL SERVICES (CONTINUED)
Tosco Corp. ........................          1,300        $      33,637
                                                           -------------
                                                                 608,556
                                                           -------------
OTHER TELECOMMUNICATIONS (0.5%)
Adelphia Communications + ..........          6,500              297,375
Century Telephone Enterprises, Inc.           1,000               67,500
Cincinnati Bell Inc. ...............          1,100               41,594
Melita International Corp. + .......          9,400              197,400
Tekelec + ..........................         11,500              190,469
Tellabs, Inc. + ....................          2,500              171,406
                                                           -------------
                                                                 965,744
                                                           -------------
PRINT MEDIA (0.7%)
Knight-Ridder, Inc. ................          6,500              332,312
McGraw-Hill Co., Inc. ..............            800               81,500
Media General, Inc. + ..............            500               26,500
Meredith Corp. .....................          6,300              238,613
New York Times Co. .................          5,000              173,438
Thomas Nelson,  Inc. ...............          8,900              120,150
Wiley (John) & Sons, Inc. ..........          7,400              357,512
                                                           -------------
                                                               1,330,025
                                                           -------------
PRODUCER GOODS (0.9%)
C & D Technologies, Inc. ...........         18,400              506,000
Gleason Corp. ......................         16,300              295,437
Ingersoll-Rand Co. .................          8,200              384,887
Tecumseh Products Co. ..............            200                9,325
Trinity Industries, Inc. ...........          1,000               38,500
Tyco International Ltd. ............          3,800              286,663
Varlen Corp. .......................         12,875              296,930
                                                           -------------
                                                               1,817,742
                                                           -------------
REAL ESTATE INVESTMENT TRUSTS (22.7%)
AMB Property Corp. .................          1,400               30,800
American Health Properties, Inc. ...          8,400              173,250
Apartment Investment & Management
 Co.................................         37,100            1,379,656
Archstone Communities Trust ........         19,800              400,950
Arden Realty Group, Inc. ...........         12,100              280,569
Avalon Bay Communities, Inc. .......         22,113              757,370
Beacon Capital + + .................         25,900              414,400
Bedford Property Investors, Inc. ...          4,100               69,188
Boykin Lodging Co. .................          5,800               71,775
Bradley Real Estate, Inc. ..........         11,100              227,550
Brandywine Realty Trust ............         27,600              493,350
Cabot Industrial Trust .............          6,300              128,756
Camden Property Trust ..............         53,193            1,383,018
Captec Net Lease Realty, Inc. ......          9,700              121,250
Carramerica Realty Corp. ...........          7,900              189,600
CBL & Associates Properties, Inc. ..         25,200              650,475
CCA Prison Realty Trust ............         16,800              344,400
Chateau Communities, Inc. ..........         12,000              351,750
Colonial Properties Trust ..........         30,800              820,050
Cousins Properties, Inc. ...........         14,300              461,175
Crescent Real Estate Equities,  Inc.         46,200            1,062,600



                                           See Notes to Financial Statements. 61

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
CROSSROADS (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Criimi Mae, Inc. ...................         20,300        $      71,050
Developers Diversified Realty Corp.           5,200               92,300
Duke Realty Investments, Inc. ......         29,100              676,575
Eastgroup Properties, Inc. .........          3,900               71,906
Equity Office Properties Trust .....        100,000            2,400,000
Equity One, Inc. ...................          6,300               57,094
Equity Residential Properties Trust          62,896            2,543,357
Essex Property Trust, Inc. .........         24,900              740,775
FelCor Lodging Trust Inc. ..........         10,200              235,238
First Industrial Realty Trust, Inc.          26,000              697,125
Franchise Finance Corp. of America .         15,600              374,400
Gables Residential Trust ...........         12,400              287,525
General Growth Properties, Inc. ....         20,200              765,075
Glenborough Realty Trust, Inc. .....         34,300              698,862
Glimcher Realty Trust ..............          7,300              114,519
Golf Trust of America, Inc. ........          8,400              233,100
Health Care REIT, Inc. .............         17,400              450,225
Healthcare Realty Trust, Inc. ......         23,291              519,680
Highwood Properties, Inc. ..........         18,400              473,800
Home Properties of New York, Inc. ..          4,600              118,450
Hospitality Properties Trust .......         17,700              427,013
HRPT Properties Trust ..............        105,900            1,489,219
Imperial Credit Commercial Mortgage
 Investment Corp. ..................          5,100               47,813
Innkeepers USA Trust ...............         17,600              207,900
Kilroy Realty Corp. ................         30,600              703,800
Kimco Realty Corp. .................         61,600            2,444,750
Koger Equity, Inc. .................         16,500              283,594
Lexington Corporate Properties Trust          4,900               61,556
Liberty Property Trust .............         92,900            2,287,662
LTC Properties, Inc. ...............         18,700              310,888
Manufactured Home Communities, Inc.          10,000              250,625
Meditrust Companies Corp. ..........         44,700              676,087
MeriStar Hospitality Corp. .........          8,729              162,032
Merry Land Properties, Inc. + ......            660                2,393
Mid-America Apartment Communities,
 Inc................................          7,300              165,619
National Golf Properties, Inc. .....          5,700              164,944
OMEGA Healthcare Investors, Inc. ...         41,900            1,264,856
Parkway Properties, Inc. ...........         17,600              550,000
Post Properties, Inc. ..............         56,400            2,167,875
Prentiss Properties Trust ..........         23,000              513,187
Prime Retail, Inc. .................         17,200              168,775
PS Business Parks, Inc. ............         23,900              570,612
Public Storage, Inc. ...............          4,200              113,663
Ramco-Gerhenson Properties Trust ...          4,900               71,050
Reckson Associates Realty Corp. ....         23,900              530,281
Reckson Service Industries + .......          1,792                7,392
Regency Realty Corp. ...............         10,100              224,725
RFS Hotel Investors, Inc. ..........          8,600              105,350
Shurgard Storage Centers, Inc. .....          6,900              178,106
Simon Property Group, Inc. .........         47,700            1,359,450


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Sovran Self Storage, Inc. ..........          9,600        $     241,200
Spieker Properties, Inc. ...........         23,600              817,150
Starwood Financial Trust ...........            216               12,960
Starwood Lodging Trust .............         58,900            1,336,294
Storage Trust Realty ...............          5,600              130,900
Sun Communities, Inc. ..............          8,250              287,203
Tanger Factory Outlet Centers, Inc.           6,300              133,481
Tower Realty Trust, Inc. ...........          6,800              136,850
United Dominion Realty Trust, Inc. .         22,600              233,063
Urban Shopping Centers, Inc. .......          8,000              262,000
Vornado Operating Co. + ............          1,365               11,005
Vornado Realty Trust ...............         27,300              921,375
Walden Residential Properties, Inc.          11,600              237,075
Weeks Corp. ........................          4,800              135,300
                                                           -------------
                                                              43,840,061
                                                           -------------
SEMICONDUCTORS AND ELECTRONICS (1.4%)
AMP, Inc. ..........................          8,300              432,119
Intel Corp. ........................          8,500            1,007,781
Lattice Semiconductor Corp. + ......          7,600              348,887
National Semiconductor Corp. + .....         12,400              167,400
Park Electrochemical Corp. .........          6,000              171,750
Vitesse Semiconductor Corp. + ......         13,600              620,500
                                                           -------------
                                                               2,748,437
                                                           -------------
SPECIALTY CHEMICALS (0.0%)
Albemarle Corp. ....................          2,000               47,500
Engelhard Corp. ....................            700               13,650
International Specialty Products,
 Inc. + ............................          2,200               29,838
                                                           -------------
                                                                  90,988
                                                           -------------
STEEL (0.2%)
Cleveland-Cliffs, Inc. .............            700               28,219
Quanex Corp. .......................         13,800              311,362
                                                           -------------
                                                                 339,581
                                                           -------------
SURFACE TRANSPORT (0.1%)
Burlington Northern Santa Fe Corp. .          3,000              101,250
                                                           -------------
TEXTILES AND APPAREL (1.1%)
Abercrombie & Fitch Co. + ..........         17,700            1,252,275
Intimate Brands,  Inc. .............         30,800              920,150
                                                           -------------
                                                               2,172,425
                                                           -------------
TOTAL UNITED STATES (COST $104,814,189)                      110,849,026
                                                           -------------
FOREIGN COMMON STOCKS (10.4%)
AUSTRALIA (0.4%)
Telstra Corp. Ltd.
 (Other Telecommunications) + ......        101,100              473,172
Westpac Banking Corp. Ltd.
 (Banks and Thrifts) ...............         41,277              276,487
                                                           -------------
TOTAL AUSTRALIA                                                  749,659
                                                           -------------
BELGIUM (0.2%)
Delhaize-le Lion SA (Food and
 Beverage)..........................          4,000              353,964
                                                           -------------



62 See Notes to Financial Statements.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
CANADA (0.1%)
Canadian National Railway Co.
 (Surface Transport) ...............          3,000        $     155,625
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ...          3,200               65,600
                                                           -------------
TOTAL CANADA                                                     221,225
                                                           -------------
DENMARK (0.2%)
Den Danske Bank (Investment
 Services)..........................          1,100              147,773
Tele Danmark A/S
 (Major Telecommunications) ........          1,800              242,941
                                                           -------------
TOTAL DENMARK                                                    390,714
                                                           -------------
FINLAND (0.3%)
Nokia Corp., ADR
 (Other Telecommunications) ........          3,300              397,444
Sampo Insurance Co. (Insurance) ....          6,100              233,114
                                                           -------------
TOTAL FINLAND                                                    630,558
                                                           -------------
FRANCE (1.6%)
Credit Commercial de France
 (Banks and Thrifts) + .............          3,600              334,467
Elf Aquitaine SA (Oil) .............          2,250              260,195
Etablissements Economiques du Casino
 Guichard-Perrachon SA
 (Commercial Services) + ...........          2,400              250,045
Gemini Sogeti SA (Insurance) .......          2,500              401,436
Groupe Danone (Food and Beverage) ..          1,200              343,704
Lafarge SA
 (Forest Products and Building
 Materials).........................          3,400              323,189
Renault SA (Automotive) ............          2,700              121,317
Sanofi SA (Drugs) ..................          1,700              279,975
Scor (Insurance) ...................          3,800              251,351
Societe Generale (Banks and Thrifts)          1,200              194,408
Vivendi (Utilities - Water) ........          1,200              311,482
                                                           -------------
TOTAL FRANCE                                                   3,071,569
                                                           -------------
GERMANY (0.7%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) +......................          1,650              129,278
BHF-Bank AG (Banks and Thrifts) ....          4,000              160,903
DaimlerChrysler AG (Automotive) ....          1,658              163,749
Deutsche Pfandbrief & Hypothekenbank
 AG (Banks and Thrifts) ............          3,500              306,796
Douglas Holding AG (Discretionary
 Retail)............................          2,800              165,586
Gehe AG (Health Services) ..........          3,600              248,559
Mannesmann AG (Producer Goods) .....          2,000              229,347
                                                           -------------
TOTAL GERMANY                                                  1,404,218
                                                           -------------
HONG KONG (0.2%)
HSBC Holdings Plc (Investment
 Services)..........................          3,000               74,736
VTech Holdings Ltd.
 (Semiconductors and Electronics) ..         50,000              218,140
                                                           -------------
TOTAL HONG KONG                                                  292,876
                                                           -------------
IRELAND (0.4%)
Allied Irish Banks (Banks and
 Thrifts)...........................         18,118              324,978
CRH Plc
 (Forest Products and Building
 Materials).........................         18,083              312,756


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
IRELAND (CONTINUED)
Waterford Wedgewood
 (Housing and Furnishings) .........        230,482        $     195,880
                                                           -------------
TOTAL IRELAND                                                    833,614
                                                           -------------
ITALY (0.5%)
Arnoldo Mondadori Editor (Print
 Media).............................         18,900              250,442
Banca Commerciale Italiana
 (Banks and Thrifts) ...............         25,000              172,838
Banca del Nazionale Lavoro
 (Banks and Thrifts) + .............         70,400              211,122
Istituto Nazionale delle
 Assicurazioni
 (Insurance) + .....................         93,000              246,185
Telecom Italia SpA (Commercial
 Services)..........................         13,800              118,003
Unione Immobiliare SpA
 (Real Estate Investment Trusts) + .         47,000               24,570
                                                           -------------
TOTAL ITALY                                                    1,023,160
                                                           -------------
JAPAN (1.4%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
 (Investment Services) .............         14,600              151,436
Fuji Photo Film (Chemicals) ........          9,000              335,106
Hitachi Ltd.
 (Semiconductors and Electronics) ..         39,000              242,021
Kao Corp. (Consumer Products) ......         20,000              452,128
Mizuno Corp. (Consumer Products) ...         28,000               85,142
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ..          3,000              291,223
NTT Mobile Communication Network,
 Inc.
 (Other Telecommunications) + ......             30              123,670
Orix Corp. (Investment Services) ...          1,400              104,752
Santen Pharmaceutical Co. Ltd.
 (Drugs)............................         18,000              346,277
Seino Transportation Co. Ltd.
 (Surface Transport) ...............         52,000              297,801
SoftBank Corp. (Banks and Thrifts) .          3,100              186,880
                                                           -------------
TOTAL JAPAN                                                    2,616,436
                                                           -------------
MEXICO (0.1%)
Grupo Financiero Banamex Accival, SA
 de CV (Banacci) (Banks and
 Thrifts)+ .........................         83,000              108,932
                                                           -------------
NETHERLANDS (0.7%)
Akzo Nobel (Chemicals) .............          4,800              218,682
Hunter Douglas NV (Consumer
 Services)..........................          6,394              211,918
ING Groep NV (Banks and Thrifts) ...          3,958              241,483
Koninklijke Ahold NV
 (Commercial Services) .............          5,656              209,158
TNT Post Group NV (Surface
 Transport).........................          5,200              167,635
VNU-Verenigde Nederlandes
 Uitgeversbedrijven
 Verenigd Bezit (Print Media) ......          7,100              267,853
                                                           -------------
TOTAL NETHERLANDS                                              1,316,729
                                                           -------------
NEW ZEALAND (0.1%)
Fernz Corp. Ltd. (Chemicals) .......         43,100              133,203
                                                           -------------
NORWAY (0.4%)
Det Sondenfjelds-Norske
 Dampskibsselskab (Oil) + ..........         16,800              132,301



                                           See Notes to Financial Statements. 63

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
CROSSROADS (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
NORWAY (CONTINUED)
Merkantildata ASA
 (Data and Imaging Services) .......         21,700        $     213,611
Ocean Rig ASA (Oil) + ..............        272,650               74,434
Tandberg Television ASA
 (Electronic Media) + ..............         21,300              176,125
Tomra Systems ASA
 (Forest Products and Building
 Materials).........................          4,900              160,782
                                                           -------------
TOTAL NORWAY                                                     757,253
                                                           -------------
SPAIN (0.2%)
Iberdrola SA (Electric Utilities) +          15,700              294,177
Telefonica de Espana
 (Major Telecommunications) ........          4,000              178,128
Telefonica SA Rights
 (Major Telecommunications) + ......          4,000                3,557
                                                           -------------
TOTAL SPAIN                                                      475,862
                                                           -------------
SWEDEN (0.4%)
Industrial & Financial Systems
 (Data and Imaging Services) + ++ ..         25,000              288,374
NetCom AB (Major Telecommunications)
 + .................................          3,900              158,775
Securitas AB (Consumer Services) ...         18,800              292,235
                                                           -------------
TOTAL SWEDEN                                                     739,384
                                                           -------------
SWITZERLAND (0.6%)
Adecco SA (Commercial Services) ....            300              136,949
Fischer (Georg) AG
 (Auto Parts and Hardware) .........            800              270,550
Novartis AG Registered Shares
 (Health Services) + ...............            150              294,867
Swiss Re (Insurance) ...............             70              182,505
UBS AG (Banks and Thrifts) .........          1,200              368,693
                                                           -------------
TOTAL SWITZERLAND                                              1,253,564
                                                           -------------
UNITED KINGDOM (1.9%)
Bank of Scotland (Banks and Thrifts)         23,253              277,395
Berisford Plc (Industrial Services)          42,900              128,479
British Telecom Plc
 (Major Telecommunications) ........         14,700              220,610
Cable & Wireless Plc
 (Other Telecommunications) + ......         11,800              145,185
Glaxo Wellcome Plc (Drugs) .........         11,229              386,360
Granada Group Plc (Consumer
 Services) +........................         15,165              268,085
Kingfisher Plc (Discretionary
 Retail)............................         16,763              181,426
Kwik-Fit Holding Plc
 (Auto Parts and Hardware) .........         22,600              181,429
National Westminster Bank Plc
 (Banks and Thrifts) ...............         11,000              212,118
Pearson Plc (Print Media) ..........         16,100              319,571
Peninsular & Oriental Steam
 Navigation Co. (Surface Transport)
 + .................................         18,101              213,827
Railtrack Group (Surface Transport)           7,584              196,466
SmithKline Beecham Plc (Drugs) .....         15,100              211,916
Unilever Plc (Consumer Products) ...         20,600              231,009
Vodafone Group Plc (Consumer
 Products)..........................         26,285              426,834


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------      ------------
UNITED KINGDOM (CONTINUED)
WPP Group Plc (Commercial Services)          26,600        $     161,848
                                                           -------------
TOTAL UNITED KINGDOM                                           3,762,558
                                                           -------------
TOTAL FOREIGN COMMON STOCKS (COST $17,403,521)                20,135,478
                                                           -------------
TOTAL COMMON STOCKS (COST $122,217,710)                      130,984,504
                                                           -------------
PREFERRED STOCKS (0.3%)

GERMANY (0.3%)
Henkel KGAA (Chemicals) ............          3,300              295,209
Hugo Boss AG (Textiles and Apparel)
 + .................................            100              192,123
SAP AG (Data and Imaging Services) +            400              191,691
                                                           -------------
TOTAL PREFERRED STOCKS (COST                                     679,023
 $486,909)                                                 -------------

                                         PRINCIPAL
                                          AMOUNT
                                       ------------
LONG-TERM BONDS AND NOTES (16.3%)

CORPORATE AND CONVERTIBLE BONDS (3.1%)
American Re Corp., 7.45%, 12/15/26 .        600,000        $     653,088
BCH Cayman Islands Ltd., 6.50%,
 02/15/06...........................      1,300,000            1,308,931
GTE Corp., 9.38%, 12/01/00 .........        900,000              965,313
HSBC Americas, Inc., 7.00%, 11/01/06      1,400,000            1,466,052
Korean Development Bank, 7.13%,
 09/17/01...........................        700,000              663,376
National Australia Bank, 6.40%,
 12/10/07...........................      1,000,000            1,014,350
                                                           -------------
TOTAL CORPORATE AND CONVERTIBLE BONDS
 (COST $5,981,795)                                             6,071,110
                                                           -------------
CORPORATE BONDS (6.9%)
BankAmerica Corp., 7.88%, 12/01/02 .      1,000,000            1,079,660
Enron Oil & Gas Corp., 6.50%,
 12/01/07...........................        800,000              804,248
Fifth Third Banc, 6.75%, 07/15/05 ..        250,000              262,375
Heller Financial, Inc., 6.35%,
 08/15/99 ++........................        200,000              200,830
Household Finance Corp., 5.88%,
 09/25/04...........................        625,000              625,669
IMC Global, Inc., 7.63%, 11/01/05 ..        850,000              864,211
International Lease Finance Corp.,
 5.56%, 09/18/01 ...................        970,000              967,711
Norwest Financial, Inc., 5.38%,
 09/30/03...........................        625,000              621,388
Raytheon Co., 6.15%, 11/01/08 ......        825,000              840,155
Ford Motor Credit Corp., 6.63%,
 10/01/28...........................      1,070,000            1,098,815
Rite Aid Corp., 6.00%, 10/01/03 ....        625,000              624,406
Simon De Bartolo Group, Inc.,
 6.63%, 06/15/03 ...................      1,000,000              986,470
TCI Communications, Inc., 6.38%,
 09/15/99...........................      1,500,000            1,511,985
Tenet Healthcare Corp., 7.88%,
 01/15/03...........................        750,000              758,992
Time Warner, Inc., 9.13%, 01/15/13 .        625,000              791,225
USA Waste Management, Inc.,
 6.13%, 07/15/01 ...................        625,000              628,875
Zurich Capital Trust, 8.38%,
 06/01/37 ++........................        625,000              698,619
                                                           -------------
TOTAL CORPORATE BONDS (COST $13,097,404)                      13,365,634
                                                           -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.6%)
Federal National Mortgage
 Association, 6.00%, 01/14/29 # ....        300,000              296,343
Federal National Mortgage
 Association - Convertible Loan,
 6.50%, 02/01/28 ...................      2,019,592            2,033,477



64 See Notes to Financial Statements.

================================================================================

                                             PRINCIPAL         MARKET
                                              AMOUNT           VALUE
                                            ----------      ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Corp.,
 5.75%, 04/15/03 ...................      2,000,000        $   2,056,244
Government National Mortgage
 Association, 7.00%, 12/15/27 -
 02/15/28...........................      4,356,291            4,748,294
Government National Mortgage
 Association, 7.50%, 12/15/23 ......      1,618,778            1,670,887
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  10,805,245
 SECURITIES (COST $10,674,015)                             -------------
U.S. GOVERNMENT OBLIGATIONS (0.7%)
U.S. Treasury Bond, 7.25%, 08/15/04         250,000              281,055
U.S. Treasury Note, 6.50%, 05/31/02
 * .................................        235,000              248,108
U.S. Treasury Note, 6.50%, 10/15/06         640,000              709,901
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,154,153)            1,239,064
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES (COST $30,907,367)            31,481,053
                                                           -------------
SHORT-TERM INVESTMENTS (15.2%)
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 - 01/07/99.........     17,264,000           17,260,083
Federal National Mortgage
 Association, 4.75%, 01/05/99 ......     12,000,000           11,998,417
U.S. Treasury Bill, 4.98%, 02/18/99
 @..................................        100,000               99,456
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS (COST $29,357,878)               29,357,956
                                                           -------------
TOTAL INVESTMENTS (COST $182,969,864)(A)                     192,502,536

OTHER ASSETS LESS LIABILITIES                                  1,059,509
                                                           -------------
TOTAL NET ASSETS                                           $ 193,562,045
                                                           =============



NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $183,018,109. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains....................................       $  20,485,917

Unrealized losses...................................         (11,001,490)
                                                           -------------

 Net unrealized gain................................       $   9,484,427
                                                           =============



Information concerning open futures contracts at December 31, 1998 is shown below:

                         NO. OF       INITIAL      EXPIRATION     UNREALIZED
                        CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                       -----------  ------------  ------------  ---------------
   LONG CONTRACTS
---------------------
Long-Term German
Government Bond
 Futures.............       7        $1,206,335      Mar 99     $   2,311

Swiss Government
Bond Futures.........       8           758,646      Mar 99       (13,687)

Topix Index Futures..       2           190,779      Mar 99        (8,422)
                                    -----------                 ---------

                                     $2,155,760                 $ (19,798)
                                    ===========                 =========



+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
#  When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1998.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                                 COST
                                                              ----------
Beacon Capital........................................        $  518,000

Heller Financial, Inc.................................           200,050

Industrial & Financial Systems........................           122,580

Raytheon Co...........................................           822,848

Zurich Capital Trust..................................           641,269
                                                              ----------

                                                              $2,304,747
                                                              ==========


The market value of the total restricted securities above represent 1.26% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 65

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
LEGACY
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
COMMON STOCKS (47.3%)

UNITED STATES (39.3%)

AIR TRANSPORT (0.1%)
AMR Corp. + ........................          3,600        $     213,750
                                                           -------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ...............          2,400              134,550
Briggs & Stratton Corp. ............            300               14,963
                                                           -------------
                                                                 149,513
                                                           -------------
AUTOMOTIVE (0.4%)
Ford Motor Co. .....................          6,300              369,731
General Motors Corp. ...............          2,300              164,594
                                                           -------------
                                                                 534,325
                                                           -------------
BANKS AND THRIFTS (0.6%)
Dime Bancorp, Inc. .................            500               13,219
DSP Group, Inc. + ..................         12,500              260,937
Golden State Bancorp, Inc. .........         15,200              252,700
Golden West Financial Corp. ........          1,700              155,869
Greenpoint Financial Corp. .........            400               14,050
Suntrust Banks, Inc. ...............          2,100              160,650
Washington Federal, Inc. ...........            200                5,337
WSFS Financial Corp. ...............          1,600               27,000
                                                           -------------
                                                                 889,762
                                                           ---------------
BIOTECH AND MEDICAL PRODUCTS (2.2%)
Alpharma, Inc. ++ ..................         15,900              561,469
Amgen, Inc. + ......................          1,700              177,756
Barr Laboratories, Inc. + ..........          5,100              244,800
Bio-Rad Labs, Inc. + ...............          8,400              176,400
Empi Inc. + ........................          1,000               25,000
Guidant Corp. ......................            600               66,150
Hanger Orthopedic Group, Inc. + ....         16,500              371,250
Maxxim Medical, Inc. + .............         14,600              434,350
MedImmune, Inc. + ..................            900               89,494
OEC Medical Systems, Inc. + ........          8,500              267,219
Osteotech, Inc. + ..................          2,600              120,900
Safeskin Corp. + ...................          1,700               41,012
Serologicals Corp. + ...............          5,100              153,000
VISX, Inc. + .......................          5,700              498,394
West Co.,  Inc. ....................          3,200              114,200
                                                           -------------
                                                               3,341,394
                                                           -------------
COMMERCIAL SERVICES (0.8%)
Deluxe Corp. .......................          5,700              208,406
Franklin Covey Co. + ...............          7,500              125,625
Galileo International, Inc. ........          7,400              321,900
Modtech, Inc. + ....................            700               10,675
Romac International, Inc. + ........          3,000               66,750
Valassis Communications, Inc. + ....          5,300              273,612
Wallace Computer Services,  Inc. ...            500               13,188
World Color Press, Inc. + ..........          6,900              210,019
                                                           -------------
                                                               1,230,175
                                                           -------------


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED STATES (CONTINUED)

COMPUTERS (0.8%)
Apple Computer, Inc. + .............          6,100              249,719
International Business Machines
 Corp...............................          2,400              443,400
NeoMagic Corp. + ...................         11,300              250,012
Sun Microsystems, Inc. + ...........          2,900              248,313
                                                           -------------
                                                               1,191,444
                                                           -------------
CONGLOMERATE AND AEROSPACE (0.7%)
Cordant Technologies, Inc. .........            200                7,500
Ducommun, Inc. + ...................          6,200               85,638
General Electric Co. ...............          2,692              274,752
Goodrich (B. F.) Co. ...............          2,900              104,037
Kellstrom Industries, Inc. + .......          4,400              126,500
Loews Corp. ........................          2,200              216,150
United Technologies Corp. ..........          2,200              239,250
                                                           -------------
                                                               1,053,827
                                                           -------------
CONSUMER FINANCE (0.2%)
Countrywide Credit Industries, Inc.           4,200              210,787
Federal National Mortgage
 Association........................          2,100              155,400
                                                           -------------
                                                                 366,187
                                                           -------------
CONSUMER PRODUCTS (0.6%)
American Greetings Corp. ...........          1,000               41,063
Blyth Industries, Inc. + ...........            300                9,375
M & F Worldwide Corp. + ............         19,800              199,238
National R.V. Holdings, Inc. + .....         11,250              289,687
Procter & Gamble Co. ...............          3,700              337,856
                                                           -------------
                                                                 877,219
                                                           -------------
CONSUMER SERVICES (0.9%)
Bob Evans Farms, Inc. ..............            600               15,637
Darden Restaurants, Inc. ...........          5,800              104,400
Extended Stay America, Inc. + ......         51,000              535,500
Foodmaker, Inc. + ..................          6,700              147,819
Grand Casinos, Inc. + ..............         15,600              125,775
Harvey's Casino Resorts ............          6,000              166,125
Promus Hotel Corp. + ...............            170                5,504
Sonic Corp. + ......................         10,850              269,894
Tricon Global Restaurants, Inc. + ..            200               10,025
                                                           -------------
                                                               1,380,679
                                                           -------------
CONSUMER SPECIALTIES (0.7%)
International Speedway Corp. .......          3,600              145,800
Premier Parks Inc. + ...............         14,500              438,625
Russ Berrie & Co., Inc. ............          2,400               56,400
Speedway Motorsports, Inc. + .......         13,500              384,750
                                                           -------------
                                                               1,025,575
                                                           -------------
DATA AND IMAGING SERVICES (1.9%)
Adobe Systems, Inc. ................          2,600              121,550
Avant! Corp. + .....................          8,100              129,600
BMC Software, Inc. + ...............          1,200               53,475
Computer Associates International,
 Inc................................          5,500              234,438
Keane, Inc. + ......................            300               11,981
Microsoft Corp. + ..................          3,300              457,669
Oracle Corp. + .....................          6,900              297,562

66 See Notes to Financial Statements.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------


UNITED STATES (CONTINUED)

DATA AND IMAGING SERVICES (CONTINUED)
Parametric Technology Co. + ........          4,200        $      68,775
Pixar, Inc. + ......................            100                3,500
Progress Software Corp. + ..........          8,300              280,125
Project Software & Development,
  Inc. + ...........................          1,700               56,950
QLogic Corp. + .....................          6,300              824,512
Siebel Systems, Inc. + .............          2,400               81,450
THQ, Inc. + ........................          9,450              264,600
VERITAS Software Corp. + ...........            100                5,994
                                                           -------------
                                                               2,892,181
                                                           -------------
DISCRETIONARY RETAIL (2.4%)
American Eagle Outfitters, Inc. + ..         12,450              829,481
Ames Department Stores, Inc. + .....          5,500              148,500
Best Buy Co., Inc. + ...............            200               12,275
Cato Corp. (The) ...................         14,300              140,766
Federated Department Stores, Inc. +           4,300              187,319
Gap, Inc. ..........................          3,150              177,187
Global DirectMail Corp. + ..........          8,100              189,337
Lowe's Co., Inc. ...................          5,500              281,531
Micro Warehouse, Inc. + ............            600               20,288
Musicland Stores Corp. + ...........         14,400              215,100
Tandy Corp. ........................          1,000               41,188
TJX Companies, Inc. ................          8,400              243,600
Transport World Entertainment Corp.
 +..................................         33,004              629,139
Zale Corp. + .......................         11,700              377,325
                                                           -------------
                                                               3,493,036
                                                           -------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Trammell Crow Co. + ................          2,100               58,800
Transamerica Corp. .................            400               46,200
                                                           -------------
                                                                 105,000
                                                           -------------
DRUGS (1.1%)
Abbott Laboratories ................          4,400              215,600
Eli Lilly & Co. ....................          3,100              275,512
IDEC Pharmaceuticals Corp. + .......          4,300              202,100
Johnson & Johnson ..................            600               50,325
Medicis Pharmaceutical Corp. + .....          7,100              423,337
Merck & Co., Inc. ..................          1,400              206,763
Roberts Pharmaceutical Corp. + .....         10,300              224,025
                                                           -------------
                                                               1,597,662
                                                           -------------
ELECTRIC UTILITIES (0.3%)
Allegheny Energy, Inc. .............            400               13,800
Citizens Utilities Co. + ...........            609                4,944
Conectiv, Inc. .....................            300                7,350
Energy East Corp. ..................            300               16,950
Florida Progress Corp. .............            400               17,925
Kansas City Power & Light Co. ......            300                8,888
Niagara Mohawk Power Corp. + .......          9,000              145,125
OGE Energy Corp. ...................            800               23,150
Thermo Ecotek Corp. + ..............          3,200               33,800
TNP Enterprises,  Inc. .............          3,900              147,956
                                                           -------------
                                                                 419,888
                                                           -------------


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED STATES (CONTINUED)

ELECTRICAL MACHINERY AND INSTRUMENTS (0.1%)
Xerox Corp. ........................            700        $      82,600
                                                           -------------
ELECTRONIC MEDIA (0.0%)
Viacom, Inc. + .....................            300               22,200
                                                           -------------
FOOD AND BEVERAGE (0.7%)
American Italian Pasta Co. + .......          1,400               36,925
Aurora Foods, Inc. + ...............            700               13,869
Canandiagua Brands, Inc. + .........          1,900              109,844
Earthgrains Co. (The) ..............          6,700              207,281
IBP, Inc. ..........................          1,300               37,863
J & J Snack Foods Corp. + ..........         10,100              225,987
Robert Mondavi Corp. + .............          4,400              179,850
Suiza Foods Corp. + ................          3,900              198,656
                                                           -------------
                                                               1,010,275
                                                           -------------
FOOD AND DRUG RETAIL (0.7%)
Casey's General Stores, Inc. .......         25,300              329,691
CVS Corp. ..........................          3,000              165,000
Kroger Co. (The) + .................          3,400              205,700
Rite Aid Corp. .....................          2,300              113,994
Safeway, Inc. + ....................            200               12,187
SUPERVALU, Inc. ....................          7,900              221,200
                                                           -------------
                                                               1,047,772
                                                           -------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.3%)
Ball Corp. .........................            600               27,450
Boise Cascade Corp. ................          3,000               93,000
Centex Construction Products, Inc. .          1,400               56,875
Georgia-Pacific Corp. ..............            500               11,906
Lafarge Corp. ......................            200                8,100
Lone Star Industries, Inc. .........          6,000              220,875
USG Corp. ..........................            200               10,188
                                                           -------------
                                                                 428,394
                                                           -------------
GAS UTILITIES (0.5%)
Columbia Energy Group ..............          1,200               69,300
Eastern Enterprises ................          2,600              113,750
Energen Corp. ......................          7,400              144,300
Kaneb Services, Inc. + .............         15,300               62,156
NUI Corp. ..........................          7,000              187,687
Sempra Energy ......................          3,308               83,941
Southwestern Energy Co. ............          2,500               18,750
                                                           -------------
                                                                 679,884
                                                           -------------
HEALTH SERVICES (0.2%)
Lincare Holdings, Inc. + ...........          5,700              231,206
Pediatrix Medical Group, Inc. + ....          1,600               95,900
Trigon Healthcare, Inc. + ..........            800               29,850
                                                           -------------
                                                                 356,956
                                                           -------------
HOUSING AND FURNISHINGS (1.1%)
Centex Corp. .......................          2,400              108,150
Department 56, Inc. + ..............          2,700              101,419
Fleetwood Enterprises, Inc. ........          5,600              194,600
Herman Miller, Inc. ................            600               16,125
Lennar Corp. .......................         10,000              252,500

                                           See Notes to Financial Statements. 67

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
LEGACY (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED STATES (CONTINUED)

HOUSING AND FURNISHINGS (CONTINUED)
MDC Holdings, Inc. .................         16,100        $     344,137
Pulte Corp. ........................          3,200               89,000
Ryland Group, Inc. .................         10,100              291,638
Winsloew Furniture, Inc. + .........          3,900              103,350
                                                           -------------
                                                               1,500,919
                                                           -------------
INDUSTRIAL SERVICES (0.3%)
Fluor Corp. ........................          2,200               93,638
Foster Wheeler Corp. ...............          7,100               93,631
Milacron, Inc. .....................          5,300              102,025
RTI International Metals + .........          7,100               99,400
Walter Industries, Inc. + ..........          2,000               30,625
                                                           -------------
                                                                 419,319
                                                           -------------
INSURANCE (0.6%)
Allstate Corp. (The) ...............          6,100              235,612
CIGNA Corp. ........................          1,900              146,894
Conseco, Inc. ......................          1,200               36,675
First American Financial Corp. .....         10,050              322,856
MGIC Investment Corp. ..............          1,800               71,663
Old Republic International Corp. ...            600               13,500
PacifiCare Health Systems, Inc. + ..            200               15,900
                                                           -------------
                                                                 843,100
                                                           -------------
INVESTMENT SERVICES (0.2%)
BancWest Corp. .....................            300               14,400
Dames & Moore Group ................          8,201              105,579
Providian Financial Corp. ..........          2,250              168,750
                                                           -------------
                                                                 288,729
                                                           -------------
MAJOR TELECOMMUNICATIONS (0.6%)
AT&T Corp. .........................          5,800              436,450
Bell Atlantic Corp. ................          2,000              113,625
Sprint Corp. .......................          3,400              286,025
                                                           -------------
                                                                 836,100
                                                           -------------
MISCELLANEOUS METALS (0.0%)
Titanium Metals Corp. ..............          6,600               56,100
                                                           -------------
OIL (0.7%)
Ashland Oil, Inc. ..................          3,000              145,125
Belco Oil & Gas Corp. ..............         28,700              159,644
Octel Corp. + ......................          1,800               24,975
Penn Virginia Corp. ................          6,500              119,437
Sunoco Inc. ........................          7,100              256,044
Tesoro Petroleum Corp. + ...........         33,200              402,550
                                                           -------------
                                                               1,107,775
                                                           -------------
OIL SERVICES (0.1%)
McDermott International, Inc. ......            600               14,812
Seitel, Inc. + .....................         11,300              140,544
Tidewater, Inc. ....................            200                4,638
Tosco Corp. ........................            500               12,938
Trico Marine Services, Inc. + ......          5,100               24,862
                                                           -------------
                                                                 197,794
                                                           -------------
OTHER TELECOMMUNICATIONS (0.3%)
Century Telephone Enterprises, Inc.             350               23,625


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------

UNITED STATES (CONTINUED)

OTHER TELECOMMUNICATIONS (CONTINUED)
Cincinnati Bell Inc. ...............            400        $      15,125
Lucent Technologies, Inc. ..........            900               99,000
Melita International Corp. + .......          6,200              130,200
Tellabs, Inc. + ....................          2,100              143,981
                                                           -------------
                                                                 411,931
                                                           -------------
PRINT MEDIA (0.4%)
Knight-Ridder, Inc. ................          3,800              194,275
McGraw-Hill Co., Inc. ..............            700               71,313
Media General, Inc. + ..............            300               15,900
Meredith Corp. .....................          3,600              136,350
Thomas Nelson,  Inc. ...............          2,500               33,750
Wiley (John) & Sons, Inc. ..........          3,700              178,756
                                                           -------------
                                                                 630,344
                                                           -------------
PRODUCER GOODS (0.5%)
C & D Technologies, Inc. ...........          9,000              247,500
Gleason Corp. ......................          1,600               29,000
Ingersoll-Rand Co. .................          3,900              183,056
Kaydon Corp. .......................            200                8,013
Tecumseh Products Co. ..............            100                4,663
Thomas & Betts Corp. ...............            100                4,331
Trinity Industries, Inc. ...........            100                3,850
Tyco International Ltd. ............          2,000              150,875
Varlen Corp. .......................          5,750              132,609
                                                           -------------
                                                                 763,897
                                                           -------------
REAL ESTATE INVESTMENT TRUSTS (16.0%)
AMB Property Corp. .................            600               13,200
American Health Properties, Inc. ...          4,300               88,688
Apartment Investment & Management
 Co.................................         23,400              870,187
Archstone Communities Trust ........         11,000              222,750
Arden Realty Group, Inc. ...........          5,800              134,488
Avalon Bay Communities, Inc. .......         12,701              435,009
Beacon Capital + + .................         11,300              180,800
Bedford Property Investors, Inc. ...          1,600               27,000
Bradley Real Estate, Inc. ..........          5,400              110,700
Brandywine Realty Trust ............         19,300              344,987
Cabot Industrial Trust .............          2,600               53,138
Camden Property Trust ..............         28,310              736,060
Captec Net Lease Realty, Inc. ......          4,400               55,000
CBL & Associates Properties, Inc. ..         48,400            1,249,325
Chateau Communities, Inc. ..........          6,300              184,669
Colonial Properties Trust ..........          6,700              178,387
Cousins Properties, Inc. ...........          7,100              228,975
Crescent Real Estate Equities,  Inc.         25,100              577,300
Criimi Mae, Inc. ...................         41,300              144,550
Developers Diversified Realty Corp.           1,800               31,950
Duke Realty Investments, Inc. ......          6,600              153,450
Eastgroup Properties, Inc. .........          1,500               27,656
Equity Inns, Inc. ..................         16,300              156,888
Equity Office Properties Trust .....         55,300            1,327,200
Equity One, Inc. ...................          3,200               29,000


68 See Notes to Financial Statements.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Equity Residential Properties Trust          30,919        $   1,250,287
Essex Property Trust, Inc. .........          7,700              229,075
First Industrial Realty Trust, Inc.          14,300              383,419
Franchise Finance Corp. of America .         10,400              249,600
Gables Residential Trust ...........          6,400              148,400
General Growth Properties, Inc. ....          7,200              272,700
Glenborough Realty Trust, Inc. .....         15,100              307,662
Glimcher Realty Trust ..............          3,900               61,181
Golf Trust of America, Inc. ........          2,900               80,475
Health Care REIT, Inc. .............         34,100              882,337
Healthcare Realty Trust, Inc. ......          6,592              147,084
Highwood Properties, Inc. ..........         37,300              960,475
Home Properties of New York, Inc. ..          1,500               38,625
Hospitality Properties Trust .......          7,100              171,288
HRPT Properties Trust ..............         56,200              790,312
Imperial Credit Commercial Mortgage
 Investment Corp. ..................          1,600               15,000
Innkeepers USA Trust ...............          8,400               99,225
Kilroy Realty Corp. ................         13,400              308,200
Kimco Realty Corp. .................         33,700            1,337,469
Koger Equity, Inc. .................          7,500              128,906
Lexington Corporate Properties Trust          2,000               25,125
Liberty Property Trust .............         48,800            1,201,700
LTC Properties, Inc. ...............          8,100              134,663
Manufactured Home Communities, Inc.           5,400              135,338
Meditrust Companies Corp. ..........          5,000               75,625
MeriStar Hospitality Corp. .........          4,068               75,512
Merry Land Properties, Inc. + ......            365                1,323
OMEGA Healthcare Investors, Inc. ...         10,200              307,912
Parkway Properties, Inc. ...........          7,500              234,375
Post Properties, Inc. ..............         30,200            1,160,812
Prentiss Properties Trust ..........         12,400              276,675
Prime Retail, Inc. .................          4,700               46,119
PS Business Parks, Inc. ............         21,400              510,925
Public Storage, Inc. ...............         12,500              338,281
Ramco-Gerhenson Properties Trust ...          1,300               18,850
Reckson Associates Realty Corp. ....         13,000              288,437
Reckson Service Industries + .......          1,312                5,412
Regency Realty Corp. ...............         11,500              255,875
RFS Hotel Investors, Inc. ..........          4,500               55,125
Shurgard Storage Centers, Inc. .....          4,900              126,481
Simon Property Group, Inc. .........         26,600              758,100
Sovran Self Storage, Inc. ..........          6,200              155,775
Starwood Financial Trust ...........            116                6,960
Starwood Lodging Trust .............         31,200              707,850
Storage Trust Realty ...............          3,100               72,463
Sun Communities, Inc. ..............          3,600              125,325
Tanger Factory Outlet Centers, Inc.           3,300               69,919
Tower Realty Trust, Inc. ...........          3,700               74,463
Urban Shopping Centers, Inc. .......          3,800              124,450
Vornado Operating Co. + ............            715                5,765


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------

UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Vornado Realty Trust ...............         14,300        $     482,625
Walden Residential Properties, Inc.           4,200               85,838
Weeks Corp. ........................         16,200              456,637
                                                           -------------
                                                              23,823,812
                                                           -------------
SEMICONDUCTORS AND ELECTRONICS (1.0%)
AMP, Inc. ..........................          4,100              213,456
Intel Corp. ........................          4,400              521,675
Lattice Semiconductor Corp. + ......          4,900              224,941
National Semiconductor Corp. + .....          6,200               83,700
Park Electrochemical Corp. .........          1,500               42,938
Vitesse Semiconductor Corp. + ......          7,900              360,437
                                                           -------------
                                                               1,447,147
                                                           -------------
SPECIALTY CHEMICALS (0.0%)
Albemarle Corp. ....................            400                9,500
Engelhard Corp. ....................            400                7,800
International Specialty Products,
 Inc. + ............................            900               12,206
                                                           -------------
                                                                  29,506
                                                           -------------
STEEL (0.3%)
Cleveland-Cliffs, Inc. .............            100                4,031
Quanex Corp. .......................         20,200              455,763
                                                           -------------
                                                                 459,794
                                                           -------------
SURFACE TRANSPORT (0.0%)
Burlington Northern Santa Fe Corp. .          1,200               40,500
                                                           -------------
TEXTILES AND APPAREL (0.8%)
Abercrombie & Fitch Co. + ..........          9,300              657,975
Intimate Brands,  Inc. .............         15,900              475,012
                                                           -------------
                                                               1,132,987
                                                           -------------
TOTAL UNITED STATES (COST $55,348,085)                        58,379,452
                                                           -------------
FOREIGN COMMON STOCKS (8.0%)

AUSTRALIA (0.3%)
Telstra Corp. Ltd.
 (Other Telecommunications) + ......         71,500              334,637
Westpac Banking Corp. Ltd.
 (Banks and Thrifts) ...............         21,150              141,670
                                                           -------------
TOTAL AUSTRALIA                                                  476,307
                                                           -------------
BELGIUM (0.1%)
Delhaize-le Lion SA (Food and
 Beverage)..........................          1,900              168,133
                                                           -------------
CANADA (0.1%)
Canadian National Railway Co.
 (Surface Transport) ...............          1,400               72,625
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ...          1,800               36,900
                                                           -------------
TOTAL CANADA                                                     109,525
                                                           -------------
DENMARK (0.2%)
Den Danske Bank (Investment
 Services)..........................            700               94,037
Tele Danmark A/S
 (Major Telecommunications) ........          1,000              134,967
                                                           -------------
TOTAL DENMARK                                                    229,004
                                                           -------------

                                           See Notes to Financial Statements. 69

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
LEGACY (continued)
================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
FINLAND (0.3%)
Nokia Corp., ADR
 (Other Telecommunications) ........          2,500        $     301,094
Sampo Insurance Co. (Insurance) ....          3,700              141,397
                                                           -------------
TOTAL FINLAND                                                    442,491
                                                           -------------
FRANCE (1.1%)
Credit Commercial de France
 (Banks and Thrifts) + .............          2,100              195,106
Elf Aquitaine SA (Oil) .............          1,100              127,206
Etablissements Economiques du Casino
 Guichard-Perrachon SA
 (Commercial Services) + ...........          1,400              145,859
Gemini Sogeti SA (Insurance) .......          1,200              192,689
Groupe Danone (Food and Beverage) ..            600              171,852
Lafarge SA
 (Forest Products and Building
 Materials).........................          1,500              142,584
Renault SA (Automotive) ............          1,500               67,398
Sanofi SA (Drugs) ..................          1,000              164,692
Scor (Insurance) ...................          2,200              145,519
Societe Generale (Banks and Thrifts)            700              113,404
Vivendi (Utilities - Water) ........            700              181,698
                                                           -------------
TOTAL FRANCE                                                   1,648,007
                                                           -------------
GERMANY (0.6%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) +......................          2,100              164,535
BHF-Bank AG (Banks and Thrifts) ....          2,200               88,497
DaimlerChrysler AG (Automotive) ....            884               87,307
Deutsche Pfandbrief & Hypothekenbank
 AG (Banks and Thrifts) ............          2,000              175,312
Douglas Holding AG (Discretionary
 Retail)............................          1,700              100,534
Gehe AG (Health Services) ..........          2,900              200,228
Mannesmann AG (Producer Goods) .....          1,000              114,674
                                                           -------------
TOTAL GERMANY                                                    931,087
                                                           -------------
HONG KONG (0.1%)
HSBC Holdings Plc (Investment
 Services)..........................          2,000               49,824
VTech Holdings Ltd.
 (Semiconductors and Electronics) ..         30,000              130,884
                                                           -------------
TOTAL HONG KONG                                                  180,708
                                                           -------------
IRELAND (0.4%)
Allied Irish Banks (Banks and
 Thrifts)...........................         12,047              216,084
CRH Plc
 (Forest Products and Building
 Materials).........................         12,056              208,515
Waterford Wedgewood
 (Housing and Furnishings) .........        145,895              123,992
                                                           -------------
TOTAL IRELAND                                                    548,591
                                                           -------------
ITALY (0.4%)
Arnoldo Mondadori Editor (Print
 Media).............................          7,500               99,382
Banca Commerciale Italiana
 (Banks and Thrifts) ...............         12,000               82,962
Banca del Nazionale Lavoro
 (Banks and Thrifts) + .............         42,800              128,353
Istituto Nazionale delle
 Assicurazioni
 (Insurance) + .....................         55,400              146,652
Telecom Italia SpA (Commercial
 Services)..........................          7,500               64,132


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
ITALY (CONTINUED)
Unione Immobiliare SpA
 (Real Estate Investment Trusts) + .         26,000        $      13,592
                                                           -------------
TOTAL ITALY                                                      535,073
                                                           -------------
JAPAN (1.2%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
 (Investment Services) .............         10,200              105,798
Fuji Photo Film (Chemicals) ........          5,000              186,170
Hitachi Ltd. (Semiconductors and
 Electronics).......................         23,000              142,731
Kao Corp. (Consumer Products) ......         11,000              248,670
Mizuno Corp. (Consumer Products) ...         13,000               39,530
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ..          2,000              194,149
NTT Mobile Communication Network,
 Inc.
 (Other Telecommunications) + ......             30              123,670
Orix Corp. (Investment Services) ...          1,400              104,752
Santen Pharmaceutical Co. Ltd.
 (Drugs)............................         16,000              307,801
Seino Transportation Co. Ltd.
 (Surface Transport) ...............         27,000              154,628
SoftBank Corp. (Banks and Thrifts) .          2,700              162,766
                                                           -------------
TOTAL JAPAN                                                    1,770,665
                                                           -------------
MEXICO (0.0%)
Grupo Financiero Banamex Accival, SA
 de CV (Banacci) (Banks and Thrifts)+        59,000               77,434
                                                           -------------
NETHERLANDS (0.5%)
Akzo Nobel (Chemicals) .............          2,800              127,564
Hunter Douglas NV (Consumer
 Services)..........................          3,349              110,997
ING Groep NV (Banks and Thrifts) ...          2,134              130,180
Koninklijke Ahold NV
 (Commercial Services) .............          3,333              123,254
TNT Post Group NV (Surface
 Transport).........................          3,000               96,712
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) .....................          3,200              120,723
                                                           -------------
TOTAL NETHERLANDS                                                709,430
                                                           -------------
NEW ZEALAND (0.0%)
Fernz Corp. Ltd. (Chemicals) .......         19,300               59,648
                                                           -------------
NORWAY (0.3%)
Det Sondenfjelds-Norske
 Dampskibsselskab
 (Oil) + ...........................          8,000               63,001
Merkantildata ASA
 (Data and Imaging Services) .......         11,500              113,204
Ocean Rig ASA (Oil) + ..............        110,550               30,180
Tandberg Television ASA
 (Electronic Media) + ..............         12,200              100,879
Tomra Systems ASA
 (Forest Products and Building
 Materials).........................          2,900               95,157
                                                           -------------
TOTAL NORWAY                                                     402,421
                                                           -------------
SPAIN (0.1%)
Iberdrola SA (Electric Utilities) +           7,100              133,035
Telefonica de Espana
 (Major Telecommunications) ........          2,000               89,064


70 See Notes to Financial Statements.

================================================================================

                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
SPAIN (CONTINUED)
Telefonica SA Rights
 (Major Telecommunications) + ......          2,000        $       1,779
                                                           -------------
TOTAL SPAIN                                                      223,878
                                                           -------------
SWEDEN (0.3%)
Industrial & Financial Systems
 (Data and Imaging Services) + ++ ..         12,625              145,629
NetCom AB (Major Telecommunications)
 + .................................          2,300               93,637
Securitas AB (Consumer Services) ...         11,200              174,097
                                                           -------------
TOTAL SWEDEN                                                     413,363
                                                           -------------
SWITZERLAND (0.5%)
Adecco SA (Commercial Services) ....            100               45,650
Fischer (Georg) AG
 (Auto Parts and Hardware) .........            450              152,184
Novartis AG Registered Shares
 (Health Services) + ...............            100              196,578
Swiss Re (Insurance) ...............             50              130,360
UBS AG (Banks and Thrifts) .........            600              184,347
                                                           -------------
TOTAL SWITZERLAND                                                709,119
                                                           -------------
UNITED KINGDOM (1.5%)
Bank of Scotland (Banks and Thrifts)         12,712              151,647
Berisford Plc (Industrial Services)          24,900               74,571
British Aerospace Plc
 (Conglomerate and Aerospace) ......         24,564              208,639
British Telecom Plc
 (Major Telecommunications) ........          9,400              141,070
Cable & Wireless Plc
 (Other Telecommunications) + ......          7,000               86,127
Glaxo Wellcome Plc (Drugs) .........          6,445              221,756
Granada Group Plc (Consumer
 Services) +........................          6,272              110,876
Kingfisher Plc (Discretionary
 Retail)............................          7,973               86,292
Kwik-Fit Holding Plc
 (Auto Parts and Hardware) .........         13,600              109,179
National Westminster Bank Plc
 (Banks and Thrifts) ...............          5,300              102,202
Pearson Plc (Print Media) ..........          8,900              176,657
Peninsular & Oriental Steam
 Navigation Co.
 (Surface Transport) + .............         11,863              140,137
Railtrack Group (Surface Transport)           4,348              112,637
SmithKline Beecham Plc (Drugs) .....          8,800              123,501
Unilever Plc (Consumer Products) ...         12,300              137,932
Vodafone Group Plc (Consumer
 Products)..........................         12,738              206,848
WPP Group Plc (Commercial Services)          15,500               94,310
                                                           -------------
TOTAL UNITED KINGDOM                                           2,284,381
                                                           -------------
TOTAL FOREIGN COMMON STOCKS (COST $10,427,847)                11,919,265
                                                           -------------
TOTAL COMMON STOCKS (COST $65,775,932)                        70,298,717
                                                           -------------
PREFERRED STOCKS (0.2%)

GERMANY (0.2%)
Henkel KGAA (Chemicals) ............          1,500              134,186
Hugo Boss AG (Textiles and Apparel)
 + .................................             50               96,061


                                             NUMBER OF         MARKET
                                              SHARES           VALUE
                                            ----------     -------------
PREFERRED STOCKS (CONTINUED)
SAP AG (Data and Imaging Services) +            250        $     119,807
                                                           -------------
TOTAL PREFERRED STOCKS (COST
 $251,505)                                                       350,054
                                                           -------------
                                          PRINCIPAL
                                           AMOUNT
                                        ------------
LONG-TERM BONDS AND NOTES (27.1%)

CORPORATE AND CONVERTIBLE BONDS (5.6%)
American Re Corp., 7.45%, 12/15/26 .   $    700,000              761,936
BCH Cayman Islands Ltd., 6.50%,
 02/15/06...........................      2,000,000            2,013,740
Capital One Bank, 6.66%, 06/19/00 ..        700,000              703,598
GTE Corp., 9.38%, 12/01/00 .........      1,000,000            1,072,570
HSBC Americas, Inc., 7.00%, 11/01/06      1,000,000            1,047,180
Korean Development Bank, 7.13%,
 09/17/01...........................        700,000              663,376
National Australia Bank, 6.40%,
 12/10/07...........................      2,000,000            2,028,700
                                                           -------------
TOTAL CORPORATE AND CONVERTIBLE BONDS                          8,291,100
 (COST $8,201,214)                                         -------------

CORPORATE BONDS (11.6%)
BankAmerica Corp., 7.88%, 12/01/02 .      1,500,000            1,619,490
Chrysler Financial Corp., 5.25%,
 10/19/00...........................        450,000              450,081
Enron Oil & Gas Corp., 6.50%,
 12/01/07...........................        700,000              703,717
Fifth Third Banc, 6.75%, 07/15/05 ..        300,000              314,850
Ford Motor Credit Corp., 6.63%,
 10/01/28...........................      1,500,000            1,540,395
Heller Financial, Inc., 6.35%,
 08/15/99 ++........................        500,000              502,075
Household Finance Corp., 5.88%,
 09/25/04...........................        835,000              835,893
IMC Global, Inc., 7.63%, 11/01/05 ..        800,000              813,375
International Lease Finance Corp.,
 5.56%, 09/18/01 ...................      1,305,000            1,301,920
MBIA, Inc., 6.63%, 10/01/28 ........      1,500,000            1,506,195
Norwest Financial, Inc., 5.38%,
 09/30/03...........................        835,000              830,174
Raytheon Co., 6.15%, 11/01/08 ++ ...        850,000              865,615
Rite Aid Corp., 6.00%, 10/01/03 ....        835,000              834,207
Simon De Bartolo Group, Inc., 6.63%,
 06/15/03...........................      1,200,000            1,183,764
TCI Communications, Inc., 6.38%,
 09/15/99...........................      1,500,000            1,511,985
Tenet Healthcare Corp., 7.88%,
 01/15/03...........................        425,000              430,096
Time Warner, Inc., 9.13%, 01/15/13 .        625,000              791,225
USA Waste Management, Inc., 6.13%,
 07/15/01...........................        835,000              840,177
Zurich Capital Trust, 8.38%,
 06/01/37 ++........................        375,000              419,171
                                                           -------------
TOTAL CORPORATE BONDS (COST $17,036,160)                      17,294,405
                                                           -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (8.9%)
Federal National Mortgage
 Association, 6.50%, 08/01/28 ......        398,556              401,296
Federal National Mortgage
 Association - Conventional Loan,
 6.50%, 02/01/28 ...................      2,001,929            2,015,692
Federal National Mortgage Corp.,
 5.75%, 04/15/03 ...................      1,000,000            1,028,122
Government National Mortgage
 Association, 7.00%, 04/15/27 -
 07/15/28...........................      5,763,819            5,902,497


                                           See Notes to Financial Statements. 71

AETNA GENERATION PORTFOLIOS, INC.
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
LEGACY (continued)
================================================================================

                                             PRINCIPAL         MARKET
                                              AMOUNT           VALUE
                                            ----------     -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

Government National Mortgage
 Association, 7.50%, 12/15/23 ......     $3,687,218        $   3,805,909
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  13,153,516
 SECURITIES (COST $13,041,411)                             -------------

U.S. GOVERNMENT OBLIGATIONS (1.0%)
U.S. Treasury Note, 6.50%,
 05/31/02 - 10/15/06 ...............      1,450,000            1,570,961
                                                           -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,459,676)            1,570,961
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES (COST $39,738,461)            40,309,982
                                                           -------------
SHORT-TERM INVESTMENTS (24.1%)
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 - 01/07/99.........     25,644,000           25,640,083
Federal National Mortgage
 Association, 4.75%, 01/05/99 ......     10,000,000            9,998,681
U.S. Treasury Bill, 4.76%, 02/18/99         100,000               99,456
U.S. Treasury Bill, 4.98%, 02/18/99
 @ .................................        100,000               99,456
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS (COST $35,837,547)               35,837,676
                                                           -------------
TOTAL INVESTMENTS (COST $141,603,445)(A)                     146,796,429

OTHER ASSETS LESS LIABILITIES                                  1,729,919
                                                           -------------
TOTAL NET ASSETS                                           $ 148,526,348
                                                           =============



NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $141,662,268. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains....................................       $  10,877,614
Unrealized losses...................................          (5,743,453)
                                                           -------------
 Net unrealized gain................................       $   5,134,161
                                                           =============



Information concerning open futures contracts at December 31, 1998 is shown below:

                        NO. OF        INITIAL      EXPIRATION       UNREALIZED
                      CONTRACTS        VALUE          DATE         GAIN/(LOSS)
                     ------------  -------------  -------------  ----------------
  LONG CONTRACTS
-------------------
Long-Term German
Government Bond
 Futures...........  10             $1,723,336     Mar 99          $  3,302

Swiss Government
Bond Futures.......  5                 474,154     Mar 99            (8,555)
                                    ----------                     --------

                                    $2,197,490                     $ (5,253)
                                   ===========                     ========



+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                                 COST
                                                              ----------
Beacon Capital........................................        $  226,000

Heller Financial, Inc.................................           500,125

Industrial & Financial Systems........................           123,821

Raytheon Co...........................................           847,783

Zurich Capital Trust..................................           384,761
                                                              ----------

                                                              $2,082,490
                                                              ==========


The market value of the total restricted securities above represent 1.42% of the total net assets.

Category percentages are based on net assets.

72 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================


                                 ASCENT        CROSSROADS          LEGACY
                              -------------  ---------------  -----------------
ASSETS:
Investments, at market
 value.................       $205,985,154    $192,502,536      $146,796,429
Cash ..................            113,295          77,743            41,387
Cash denominated in
 foreign currencies ...          1,220,354       1,135,009           720,983
Receivable for:
 Dividends and interest            682,766         771,842           677,629
 Investments sold .....          1,856,277         954,588           521,191
 Fund shares sold .....            204,497         392,680         1,124,424
 Variation margin .....                 --              --                33
 Recoverable foreign
 taxes.................             32,413          26,735            13,847
Prepaid expenses ......                587             482               288
Gross unrealized gain
 on forward foreign
 currency exchange
 contracts.............             67,772          36,112            45,887
                              ------------    ------------      ------------
     Total assets .....        210,163,115     195,897,727       149,942,098
                              ------------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased           2,190,581       2,020,194         1,163,659
 Fund shares redeemed .              8,612              84                90
 Variation margin .....                169             100                --
Accrued investment
 advisory fees ........            115,328         108,011            83,147
Accrued administrative
 service fees .........             14,416          13,502            10,394
Accrued custody fees ..             33,472          34,607            32,453
Other liabilities .....             18,686          16,421            14,689
Gross unrealized loss
 on forward foreign
 currency exchange
 contracts.............            186,035         142,763           111,318
                              ------------    ------------      ------------
     Total liabilities           2,567,299       2,335,682         1,415,750
                              ------------    ------------      ------------
 NET ASSETS ...........       $207,595,816    $193,562,045      $148,526,348
                              ============    ============      ============
NET ASSETS REPRESENTED
 BY:
Paid-in capital .......       $197,721,498    $183,860,553      $143,333,731
Net unrealized gain on
 investments and
 open futures contracts          9,914,140       9,407,217         5,123,664
Undistributed net
 investment income ....            578,631         289,728           194,717
Accumulated net
 realized gain (loss)
 on investments .......           (618,453)          4,547          (125,764)
                              ------------    ------------      ------------
 NET ASSETS ...........       $207,595,816    $193,562,045      $148,526,348
                              ============    ============      ============
CAPITAL SHARES:
Authorized ............        Two Billion     Two Billion       Two Billion
Par value .............       $      0.001    $      0.001      $      0.001
Outstanding ...........         14,806,523      14,533,358        12,005,126
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding)..........       $      14.02    $      13.32      $      12.37

Cost of investments ...       $195,903,523    $182,969,864      $141,603,445
Cost of cash
 denominated in foreign
 currencies............       $  1,224,819    $  1,138,108      $    721,960



                                           See Notes to Financial Statements. 73

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF OPERATIONS
================================================================================

                                        ASCENT      CROSSROADS       LEGACY
                                      YEAR ENDED    YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                         1998          1998           1998
                                     ------------  ------------  --------------
INVESTMENT INCOME:
Dividends .........................  $ 4,703,666   $3,207,366     $1,683,459
Interest ..........................    1,522,128    3,460,696      4,021,629
                                     -----------   ----------     ----------
                                       6,225,794    6,668,062      5,705,088
Foreign taxes withheld on dividends      (59,895)     (46,181)       (24,250)
                                     -----------   ----------     ----------
     Total investment income ......    6,165,899    6,621,881      5,680,838
                                     -----------   ----------     ----------
INVESTMENT EXPENSES:
Investment advisory fees ..........    1,107,075    1,013,082        745,715
Administrative services fees ......      179,401      162,576        117,097
Printing and postage ..............        9,100        8,295          6,525
Custody fees ......................       60,022       58,329         52,238
Transfer agent fees ...............        1,811        1,784          1,788
Audit fees ........................       12,177       12,150         12,087
Directors' fees ...................        3,326        3,043          2,253
Registration fees .................        4,799        4,025          4,890
Miscellaneous expenses ............        2,263        1,963          1,310
                                     -----------   ----------     ----------
     Total expenses ...............    1,379,974    1,265,247        943,903
                                     -----------   ----------     ----------
Net investment income .............    4,785,925    5,356,634      4,736,935
                                     -----------   ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ......................    3,695,301    1,876,391      1,620,103
 Futures and forward foreign
 currency exchange contracts ......      200,504       92,330        (53,643)
 Foreign currency related
 transactions......................      (56,186)      13,226        (88,735)
                                     -----------   ----------     ----------
     Net realized gain on
     investments...................    3,839,619    1,981,947      1,477,725
                                     -----------   ----------     ----------
Net change in unrealized gain or
 loss on:
 Investments ......................   (1,555,726)   1,361,508        906,224
 Futures and forward foreign
 currency exchange contracts ......     (378,878)    (253,136)      (145,562)
 Foreign currency related
 transactions......................        8,700        4,992          4,809
                                     -----------   ----------     ----------
     Net change in unrealized gain
     or loss on investments .......   (1,925,904)   1,113,364        765,471
                                     -----------   ----------     ----------
Net realized and change in
 unrealized gain or loss on
 investments.......................    1,913,715    3,095,311      2,243,196
                                     -----------   ----------     ----------
Net increase in net assets
 resulting from operations ........  $ 6,699,640   $8,451,945     $6,980,131
                                     ===========   ==========     ==========

74 See Notes to Financial Statements.

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                        ASCENT
                                         ------------------------------------
                                             YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................    $  4,785,925        $  2,436,420
Net realized gain on investments.......       3,839,619           7,553,548
Net change in unrealized gain or loss
 on investments........................      (1,925,904)          7,203,813
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................       6,699,640          17,193,781
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (4,979,306)         (2,979,730)
 From net realized gains...............      (4,834,598)         (6,365,007)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (9,813,904)         (9,344,737)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............      61,786,543          91,118,652
 Net asset value of shares issued upon
  reinvestment of distributions........       9,813,904           9,344,736
 Payments for shares redeemed..........      (9,700,764)         (4,657,488)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................      61,899,683          95,805,900
                                           ------------        ------------
Net change in net assets...............      58,785,419         103,654,944
NET ASSETS:
Beginning of period....................     148,810,397          45,155,453
                                           ------------        ------------
End of period..........................    $207,595,816        $148,810,397
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    578,631        $    402,167
                                           ============        ============
SHARE TRANSACTIONS:
 Number of shares sold.................       4,231,255           6,640,539
 Number of shares issued upon
  reinvestment of distributions........         698,611             665,526
 Number of shares redeemed.............        (663,321)           (344,396)
                                           ------------        ------------
 Net increase..........................       4,266,545           6,961,669
                                           ============        ============

                                           See Notes to Financial Statements. 75

AETNA GENERATION PORTFOLIOS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                      CROSSROADS
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................    $  5,356,634        $  2,629,353
Net realized gain on investments.......       1,981,947           5,606,557
Net change in unrealized gain or loss
 on investments........................       1,113,364           5,042,978
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................       8,451,945          13,278,888
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (5,665,597)         (3,038,631)
 From net realized gains...............      (1,755,177)         (5,215,788)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (7,420,774)         (8,254,419)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............      69,477,764          77,759,711
 Net asset value of shares issued upon
  reinvestment of distributions........       7,420,774           8,254,419
 Payments for shares redeemed..........      (7,357,412)         (5,739,228)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................      69,541,126          80,274,902
                                           ------------        ------------
Net change in net assets...............      70,572,297          85,299,371
NET ASSETS:
Beginning of period....................     122,989,748          37,690,377
                                           ------------        ------------
End of period..........................    $193,562,045        $122,989,748
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    289,728        $    263,241
                                           ============        ============
SHARE TRANSACTIONS:
 Number of shares sold.................       5,136,875           6,075,990
 Number of shares issued upon
  reinvestment of distributions........         558,939             634,014
 Number of shares redeemed.............        (561,586)           (457,343)
                                           ------------        ------------
 Net increase..........................       5,134,228           6,252,661
                                           ============        ============

76 See Notes to Financial Statements.

================================================================================

                                                        LEGACY
                                         ------------------------------------
                                             YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................    $  4,736,935        $ 1,966,118
Net realized gain on investments.......       1,477,725          2,559,961
Net change in unrealized gain or loss
 on investments........................         765,471          2,635,248
                                           ------------        -----------
 Net increase in net assets resulting
 from operations.......................       6,980,131          7,161,327
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (4,684,974)        (2,194,825)
 From net realized gains...............      (1,728,893)        (2,305,682)
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........      (6,413,867)        (4,500,507)
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............      76,155,195         50,159,922
 Net asset value of shares issued upon
  reinvestment of distributions........       6,413,867          4,500,507
 Payments for shares redeemed..........     (16,258,488)        (3,425,545)
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................      66,310,574         51,234,884
                                           ------------        -----------
Net change in net assets...............      66,876,838         53,895,704
NET ASSETS:
Beginning of period....................      81,649,510         27,753,806
                                           ------------        -----------
End of period..........................    $148,526,348        $81,649,510
                                           ============        ===========
End of period net assets includes
 undistributed net investment income...    $    194,717        $    97,476
                                           ============        ===========
SHARE TRANSACTIONS:
 Number of shares sold.................       6,061,578          4,187,047
 Number of shares issued upon
  reinvestment of distributions........         520,120            373,934
 Number of shares redeemed.............      (1,324,436)          (279,146)
                                           ------------        -----------
 Net increase..........................       5,257,262          4,281,835
                                           ============        ===========

                                           See Notes to Financial Statements. 77

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
================================================================================

1. ORGANIZATION


Aetna Generation Portfolios, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on October 14, 1994 and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a Portfolio and collectively, the Portfolios) with its own investment objective, policies and restrictions.


Currently, the Company offers shares of the Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP. Each of these diversified Portfolios commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.


The following is each Portfolio's investment objective:


   AETNA ASCENT VP (Ascent) seeks to provide capital appreciation.

   AETNA CROSSROADS VP (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

   AETNA LEGACY VP (Legacy) seeks to provide total return consistent with preservation of capital.

Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.


Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the investment adviser to the Portfolios. Prior to May 1, 1998, ALIAC acted as investment adviser and Aeltus served as sub-adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

================================================================================

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of December 31, 1998:

                                     COST      MARKET VALUE    % OF NET ASSETS
                                     ----      ------------    ---------------
Ascent                             $768,000      $614,400           0.30%
Crossroads                          518,000       414,400           0.21%
Legacy                              226,000       180,800           0.12%

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus a monthly advisory fee at an annual rate of 0.60% of its average daily net assets.

Aeltus has served as the investment adviser for the Portfolios since May 1, 1998. Prior to May 1, 1998, ALIAC served as the Portfolios' investment adviser and Aeltus served as sub-adviser. As sub-adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $812,549 from the Portfolios, of which it paid $468,975 to Aeltus.


Effective May 1, 1998, each Portfolio pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Portfolio pays its proportionate share of compensation to the Portfolio's Board of Directors and its proportionate share of insurance premiums. Each Portfolio pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Portfolio. In addition, each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the
Portfolio's other service providers.   Each Portfolio pays Aeltus an
administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion of Portfolio assets and 0.050% on all Portfolio assets over $5 billion.


Prior to May 1, 1998, ALIAC acted as Administrator to the Portfolios. As Administrator, ALIAC paid all the expenses of the Portfolios on their behalf, supervised each of the Portfolios' other service providers and provided the Portfolios with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.15% of each Portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $203,137 in administrative services fees from the Portfolios.

================================================================================

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.30% of the average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $1,016,253.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse a Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:

                                         COST OF PURCHASES       PROCEEDS FROM SALES
                                         -----------------       -------------------
Ascent                                      $241,061,417            $174,751,400

Crossroads                                   202,395,730             145,008,908

Legacy                                       142,728,105              97,774,928

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 1998, Ascent, Crossroads and Legacy had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. The Portfolios' net unrealized losses of $118,263, $106,651and $65,431, respectively, on these contracts, are included in the accompanying financial statements. The terms of the open contracts are as follows:

ASCENT
------
                                  U.S. $ VALUE                    U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE      DECEMBER 31,    CURRENCY TO      DECEMBER 31,    UNREALIZED
    DATE         DELIVERED           1998         BE RECEIVED         1998        GAIN (LOSS)
   -----       -----------          -----         -----------         ----        -----------
 CONTRACTS TO BUY
----------------
   1/4/99         227,786       $227,786               136,000       $227,071        $(715)
                U.S. Dollar                         British Pound

-----------------------------------------------------------------------------------------------
  1/19/99         54,011          54,011               300,000        53,691         (320)
                U.S. Dollar                         French Franc

-----------------------------------------------------------------------------------------------
  1/19/99         337,343        337,343              1,890,000       338,257         914
                U.S. Dollar                         French Franc

-----------------------------------------------------------------------------------------------
  2/22/99         186,048        186,048              1,042,000       187,019         971
                U.S. Dollar                         French Franc

-----------------------------------------------------------------------------------------------
   2/3/99        1,311,986     1,311,986              2,201,000      1,323,777      11,791
                U.S. Dollar                     German Deutschemark

-----------------------------------------------------------------------------------------------
   2/3/99         29,947          29,947               50,000         30,072          125
                U.S. Dollar                     German Deutschemark

-----------------------------------------------------------------------------------------------
   1/4/99         101,843        101,843               789,000        101,835         (8)
                U.S. Dollar                      Hong Kong Dollar

-----------------------------------------------------------------------------------------------

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

ASCENT (CONTINUED)
------------------
                                  U.S. $ VALUE                    U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE      DECEMBER 31,    CURRENCY TO      DECEMBER 31,    UNREALIZED
    DATE         DELIVERED           1998         BE RECEIVED         1998        GAIN (LOSS)
   -----       -----------          -----         -----------         ----        -----------
CONTRACTS TO BUY (CONTINUED)
----------------------------
  2/19/99         180,939        180,939              1,440,000      $185,795       $4,856
                U.S. Dollar                       Hong Kong Dollar

-----------------------------------------------------------------------------------------------
  2/19/99         89,652          89,652               710,000        91,607         1,955
                U.S. Dollar                       Hong Kong Dollar

-----------------------------------------------------------------------------------------------
  2/19/99         49,894          49,894               40,000         51,610         1,716
                U.S. Dollar                       Hong Kong Dollar

-----------------------------------------------------------------------------------------------
  1/27/99         274,544        274,544             33,250,000       295,364       20,820
                U.S. Dollar                         Japanese Yen

-----------------------------------------------------------------------------------------------
  3/17/99         355,247        355,247             40,880,000       366,114       10,867
                U.S. Dollar                         Japanese Yen

-----------------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
  1/25/99         995,000                              527,334        527,334       (3,182)
               Dutch Guilder                         U.S. Dollar

-----------------------------------------------------------------------------------------------
   1/7/99        1,736,000       530,516               309,227        309,227        (871)
               French Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  1/19/99        8,206,000       310,098              1,454,114      1,454,114     (14,531)
               French Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  1/19/99        1,289,000     1,468,645               225,879        225,879       (4,816)
               French Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  1/19/99         847,000        230,695               153,098        153,098        1,509
               French Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  2/22/99        2,948,000       151,589               529,739        529,739         629
               French Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
   2/3/99        2,201,000       529,110              1,335,396      1,335,396      11,619
            German Deutschemark                      U.S. Dollar

-----------------------------------------------------------------------------------------------
   2/3/99        2,037,000     1,323,777              1,218,287      1,218,287      (6,853)
            German Deutschemark                      U.S. Dollar

-----------------------------------------------------------------------------------------------
  2/19/99        2,550,000     1,225,140               319,669        319,669       (9,342)
             Hong Kong Dollar                        U.S. Dollar

-----------------------------------------------------------------------------------------------
  1/27/99       150,430,000      329,011              1,290,137      1,290,137     (46,151)
               Japanese Yen                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  2/26/99       110,280,000    1,336,288               924,702        924,702      (60,359)
               Japanese Yen                          U.S. Dollar

-----------------------------------------------------------------------------------------------
  3/17/99       111,525,000      985,061               968,099        968,099      (30,698)
               Japanese Yen                          U.S. Dollar

-----------------------------------------------------------------------------------------------
   2/2/99         955,000        998,797               689,645        689,645       (8,189)
                Swiss Franc                          U.S. Dollar

-----------------------------------------------------------------------------------------------
                                 697,834                                          $(118,263)
                                                                               ================

================================================================================

CROSSROADS
----------

                                U.S. $ VALUE                            U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE    DECEMBER 31,         CURRENCY TO         DECEMBER 31,    UNREALIZED
    DATE         DELIVERED         1998              BE RECEIVED            1998        GAIN (LOSS)
   -----       -----------        -----              -----------            ----        -----------

CONTRACTS TO BUY
----------------
   1/4/99          13,399        $13,399              8,000             $13,357         $(42)
                 U.S. Dollar                          British Pound

---------------------------------------------------------------------------------------------------
   1/7/99          167,035       167,035                 100,000        166,877         (158)
                 U.S. Dollar                          British Pound

---------------------------------------------------------------------------------------------------
  1/19/99          82,817         82,817                 460,000        82,327          (490)
                 U.S. Dollar                          French Franc

---------------------------------------------------------------------------------------------------
  1/19/99          273,087       273,087                1,530,000       273,827          740
                 U.S. Dollar                          French Franc

---------------------------------------------------------------------------------------------------
  2/22/99          237,649       237,649                1,331,000       238,889         1,240
                 U.S. Dollar                          French Franc

---------------------------------------------------------------------------------------------------
   2/3/99          59,895         59,895                 100,000        60,144           249
                 U.S. Dollar                     German Deutschemark

---------------------------------------------------------------------------------------------------
   1/4/99          76,415         76,415                 592,000        76,409           (6)
                 U.S. Dollar                       Hong Kong Dollar

---------------------------------------------------------------------------------------------------
  2/19/99          16,335         16,335                 130,000        16,773           438
                 U.S. Dollar                       Hong Kong Dollar

---------------------------------------------------------------------------------------------------
  2/19/99          165,414       165,414                1,310,000       169,021         3,607
                 U.S. Dollar                       Hong Kong Dollar

---------------------------------------------------------------------------------------------------
  2/19/99          41,163         41,163                 330,000        42,578          1,415
                 U.S. Dollar                       Hong Kong Dollar

---------------------------------------------------------------------------------------------------
  1/27/99          191,066       191,066               23,140,000       205,556        14,490
                 U.S. Dollar                          Japanese Yen

---------------------------------------------------------------------------------------------------
  3/17/99          144,254       144,254               16,600,000       148,666         4,412
                 U.S. Dollar                          Japanese Yen

---------------------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
  1/25/99          766,000       408,417                 405,968        405,968        (2,449)
                Dutch Guilder                          U.S. Dollar

---------------------------------------------------------------------------------------------------
   1/7/99         2,219,000      396,376                 395,262        395,262        (1,114)
                French Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------
  1/19/99         7,129,000    1,275,892                1,263,268      1,263,268      (12,624)
                French Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------
  1/19/99          956,000       171,097                 167,525        167,525        (3,572)
                French Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------
  1/19/99          677,000       121,164                 122,370        122,370         1,206
                French Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------

                                                                              83


CONTRACTS TO SELL (CONTINUED)
-----------------------------
  2/22/99         2,737,000      $491,240                491,824       $491,825         $585
                French Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------
   2/3/99         1,464,000       880,513                888,242        888,243         7,730
 German Deutschemark                                   U.S. Dollar

---------------------------------------------------------------------------------------------------
   2/3/99           9,000           5,413                 5,383          5,383           (30)
 German Deutschemark                                   U.S. Dollar

---------------------------------------------------------------------------------------------------
  2/19/99         1,770,000       228,372                221,888        221,888        (6,484)
                  Hong Kong Dollar                     U.S. Dollar

---------------------------------------------------------------------------------------------------
  1/27/99        98,110,000       871,523                841,424        841,424       (30,099)
                Japanese Yen                           U.S. Dollar

---------------------------------------------------------------------------------------------------
  2/26/99        102,710,000      917,443                861,228        861,228       (56,215)
                Japanese Yen                           U.S. Dollar

---------------------------------------------------------------------------------------------------
  3/17/99        82,170,000       735,899                713,281        713,280       (22,619)
                Japanese Yen                           U.S. Dollar

---------------------------------------------------------------------------------------------------
   2/2/99          800,000        584,573                577,713        577,712        (6,861)
                 Swiss Franc                           U.S. Dollar

---------------------------------------------------------------------------------------------------
                                                                                     $(106,651)
                                                                                 ==================



LEGACY
------
                                  U.S. $ VALUE                    U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE      DECEMBER 31,    CURRENCY TO      DECEMBER 31,    UNREALIZED
    DATE         DELIVERED           1998         BE RECEIVED         1998        GAIN (LOSS)
   -----       -----------          -----         -----------         ----        -----------
CONTRACTS TO BUY
----------------
   1/4/99          3,350            3,350               2,000          3,339           (11)
                U.S. Dollar                         British Pound

-------------------------------------------------------------------------------------------------
   1/7/99         96,880           96,880              58,000         96,788           (92)
                U.S. Dollar                         British Pound

-------------------------------------------------------------------------------------------------
  1/19/99         59,412           59,412              330,000        59,060          (352)
                U.S. Dollar                         French Franc

-------------------------------------------------------------------------------------------------
  1/19/99         146,361         146,361              820,000        146,757          396
                U.S. Dollar                         French Franc

-------------------------------------------------------------------------------------------------
  2/22/99         164,444         164,444              921,000        165,302          858
                U.S. Dollar                         French Franc

-------------------------------------------------------------------------------------------------
   2/3/99         235,379         235,379              390,000        234,563         (816)
                U.S. Dollar                    German Deutschemark

-------------------------------------------------------------------------------------------------
   2/3/99         235,878         235,878              390,000        234,563        (1,315)
                U.S. Dollar                    German Deutschemark

-------------------------------------------------------------------------------------------------

================================================================================

LEGACY (CONTINUED)
------------------
                                  U.S. $ VALUE                    U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE      DECEMBER 31,    CURRENCY TO      DECEMBER 31,    UNREALIZED
    DATE         DELIVERED           1998         BE RECEIVED         1998        GAIN (LOSS)
   -----       -----------          -----         -----------         ----        -----------

CONTRACTS TO BUY (CONTINUED)
----------------------------
   2/3/99         242,607         $242,607             407,000       $244,787        $2,180
                U.S. Dollar                     German Deutschemark

-------------------------------------------------------------------------------------------------
   2/3/99         41,926            41,926             70,000         42,101           175
                U.S. Dollar                     German Deutschemark

-------------------------------------------------------------------------------------------------
   1/4/99         49,437            49,437             383,000        49,433           (4)
                U.S. Dollar                       Hong Kong Dollar

-------------------------------------------------------------------------------------------------
  2/19/99          8,796             8,796             70,000          9,032           236
                U.S. Dollar                       Hong Kong Dollar

-------------------------------------------------------------------------------------------------
  2/19/99         54,296            54,296             430,000        55,480          1,184
                U.S. Dollar                       Hong Kong Dollar

-------------------------------------------------------------------------------------------------
  2/19/99         49,894            49,894             400,000        51,610          1,716
                U.S. Dollar                       Hong Kong Dollar

-------------------------------------------------------------------------------------------------
  1/27/99         252,663          252,663           30,600,000       271,824        19,161
                U.S. Dollar                         Japanese Yen

-------------------------------------------------------------------------------------------------
  3/17/99         97,502            97,502           11,220,000       100,485         2,983
                U.S. Dollar                         Japanese Yen

-------------------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
  1/25/99         420,000          223,936             222,593        222,593        (1,343)
               Dutch Guilder                         U.S. Dollar

-------------------------------------------------------------------------------------------------
   1/7/99        1,535,000         274,194             273,424        273,424         (770)
               French Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  1/19/99        4,400,600         787,585             779,792        779,792        (7,793)
               French Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  1/19/99         564,000          100,940             98,833         98,833         (2,107)
               French Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  1/19/99         395,000           70,694             71,398         71,398           704
               French Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  2/22/99        1,115,000         200,121             200,359        200,359          238
               French Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  1/21/99         635,000          381,220             391,010        391,010         9,790
            German Deutschemark                      U.S. Dollar

-------------------------------------------------------------------------------------------------
   2/3/99        1,187,000         713,914             720,180        720,180         6,266
            German Deutschemark                      U.S. Dollar

-------------------------------------------------------------------------------------------------
   2/3/99         287,000          172,614             171,649        171,649         (965)
            German Deutschemark                      U.S. Dollar

-------------------------------------------------------------------------------------------------
  2/19/99         900,000          116,122             112,824        112,824        (3,298)
             Hong Kong Dollar                        U.S. Dollar

-------------------------------------------------------------------------------------------------
  1/27/99       20,540,000         182,459             176,158        176,158        (6,301)
               Japanese Yen                          U.S. Dollar

-------------------------------------------------------------------------------------------------

AETNA GENERATION PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

LEGACY (CONTINUED)
------------------
                                  U.S. $ VALUE                    U.S. $ VALUE
  EXCHANGE    CURRENCY TO BE      DECEMBER 31,    CURRENCY TO      DECEMBER 31,    UNREALIZED
    DATE         DELIVERED           1998         BE RECEIVED         1998        GAIN (LOSS)
   -----       -----------          -----         -----------         ----        -----------
CONTRACTS TO SELL (CONTINUED)
-----------------------------
  2/26/99       116,890,000     $1,044,104             980,127       $980,127       $(63,977)
               Japanese Yen                          U.S. Dollar

-------------------------------------------------------------------------------------------------
  3/17/99       66,945,000         599,547             581,120        581,120       (18,427)
               Japanese Yen                          U.S. Dollar

-------------------------------------------------------------------------------------------------
   2/2/99         437,000          319,323             315,576        315,576        (3,747)
                Swiss Franc                          U.S. Dollar

-------------------------------------------------------------------------------------------------
                                                                                    $(65,431)
                                                                                 ================

AETNA GENERATION POIRTFOLIOS, INC.
ADDITIONAL INFORMATION
DECEMBER 31, 1998
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

               Ascent                               13.48%

               Crossroads                           9.47%

               Legacy                               4.96%


In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                                   AGGREGATE         PER SHARE
                                                   ---------         ---------
               Ascent                              $4,325,009          $0.31

               Crossroads                           1,755,177           0.13

               Legacy                               1,626,611           0.14


YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS
ASCENT
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                        PERIOD FROM
                                                                       JULY 5, 1995
                         YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                            1998          1997          1996       TO DECEMBER 31, 1995+
                        ------------  ------------  ------------   ---------------------

Net asset value,
 beginning of period .   $  14.12      $  12.62       $ 10.80           $ 10.00
                         --------      --------       -------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.33          0.25+         0.22+             0.12
 Net realized and
 change in unrealized
 gain or loss
 on investments ......       0.27          2.25          2.29              0.93
                         --------      --------       -------           -------
   Total from
    investment
    operations........       0.60          2.50          2.51              1.05
                         --------      --------       -------           -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.35)        (0.34)        (0.23)            (0.25)
 From net realized
 gains on investments       (0.35)        (0.66)        (0.46)               --
                         --------      --------       -------           -------
   Total distributions      (0.70)        (1.00)        (0.69)            (0.25)
                         --------      --------       -------           -------
Net asset value, end
 of period ...........   $  14.02      $  14.12       $ 12.62           $ 10.80
                         ========      ========       =======           =======

Total return *........       4.30%        19.90%        23.58%            10.45%
Net assets, end of
 period (000's) ......   $207,596      $148,810       $45,155           $18,850
Ratio of total
 expenses to average
 net assets ..........       0.75%         0.75%         0.84%             1.59%(1)
Ratio of net
 investment income to
 average net assets ..       2.59%         2.51%         2.53%             2.26%(1)
Portfolio turnover
 rate.................     104.33%       124.82%       109.77%            39.77%



(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

88 See Notes to Financial Statements.

CROSSROADS
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                                                                       JULY 5, 1995
                         YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                            1998          1997          1996       TO DECEMBER 31, 1995+
                        ------------  ------------  ------------   ---------------------

Net asset value,
 beginning of period .   $  13.09      $  11.98       $ 10.74           $ 10.00
                         --------      --------       -------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.38          0.30+         0.27+             0.13
 Net realized and
 change in unrealized
 gain or loss
 on investments ......       0.39          1.79          1.72              0.80
                         --------      --------       -------           -------
   Total from
    investment
    operations........       0.77          2.09          1.99              0.93
                         --------      --------       -------           -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.41)        (0.38)        (0.30)            (0.19)
 From net realized
 gains on investments       (0.13)        (0.60)        (0.45)               --
                         --------      --------       -------           -------
   Total distributions      (0.54)        (0.98)        (0.75)            (0.19)
                         --------      --------       -------           -------
Net asset value, end
 of period ...........   $  13.32      $  13.09       $ 11.98           $ 10.74
                         ========      ========       =======           =======

Total return* ........       5.91%        17.57%        18.81%             9.30%
Net assets, end of
 period (000's) ......   $193,562      $122,990       $37,690           $18,813
Ratio of total
 expenses to average
 net assets ..........       0.75%         0.75%         0.80%             1.60%(1)
Ratio of net
 investment income to
 average net assets ..       3.17%         3.20%         3.01%             2.56%(1)
Portfolio turnover
 rate.................     102.94%       103.08%       105.66%            49.38%


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 89

AETNA GENERATION PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                                                                       JULY 5, 1995
                         YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                            1998          1997          1996       TO DECEMBER 31, 1995+
                        ------------  ------------  ------------   ---------------------

Net asset value,
 beginning of period .   $  12.10       $ 11.25       $ 10.64           $ 10.00
                         --------       -------       -------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.41          0.36+         0.33+             0.15
 Net realized and
 change in unrealized
 gain or loss
 on investments ......       0.43          1.26          1.15              0.68
                         --------       -------       -------           -------
   Total from
    investment
    operations........       0.84          1.62          1.48              0.83
                         --------       -------       -------           -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.41)        (0.39)        (0.36)            (0.19)
 From net realized
 gains on investments       (0.16)        (0.38)        (0.51)               --
                         --------       -------       -------           -------
   Total distributions      (0.57)        (0.77)        (0.87)            (0.19)
                         --------       -------       -------           -------
Net asset value, end
 of period ...........   $  12.37       $ 12.10       $ 11.25           $ 10.64
                         ========       =======       =======           =======

Total return* ........       6.94%        14.50%        14.19%             8.27%
Net assets, end of
 period (000's) ......   $148,526       $81,650       $27,754           $18,253
Ratio of total
 expenses to average
 net assets ..........       0.76%         0.75%         0.80%             1.62%(1)
Ratio of net
 investment income to
 average net assets ..       3.81%         3.75%         3.45%             2.91%(1)
Portfolio turnover
 rate.................     103.71%        85.01%       111.11%            62.43%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


90 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP, series of Aetna Generation Portfolios, Inc. (collectively the Generation Portfolios), including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period ended December 31, 1998 and the period from July 5, 1995 (commencement of operations) to December 31, 1995.
 These financial statements and financial highlights are the responsibility of the Generation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP as of December 31, 1998, results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period ended December 31, 1998 and the period from July 5, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.


                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

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

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